As filed electronically with the Securities and Exchange Commission on February 19, 2025

Securities Act Registration No. [•]

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-14

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No. ___	☐ Post-Effective Amendment No. ___

TORTOISE CAPITAL SERIES TRUST

(Exact Name of Registrant as Specified in Charter)

5901 College Boulevard, Suite 400
Overland Park, Kansas 66211

(Address of Principal Executive Offices) (Zip Code)

(913) 981-1020

(Registrant’s Area Code and Telephone Number)

Tom Florence

5901 College Boulevard, Suite 400
Overland Park, Kansas 66211

(Name and Address of Agent for Service)

With copies to:

Deborah Bielicke Eades

Vedder Price P.C.

222 N. LaSalle Street

Chicago, Illinois 60601

TITLE OF SECURITIES BEING REGISTERED:

Shares of beneficial interest ($0.001 par value per share) of
Tortoise Energy Infrastructure Total Return Fund, a Series of the Registrant.

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

No filing fee is required because of reliance on Section 24(f) and Rule 24f-2 under the Investment Company Act of 1940.

It is proposed that this filing will become effective on March 21, 2025 pursuant to Rule 488 under the Securities Act of 1933, as amended.

important: your vote is required

Tortoise Energy Infrastructure Total Return Fund

[•], 2025

Dear Shareholder:

Please take note that a special meeting of shareholders of Tortoise Energy Infrastructure Total Return Fund (the “Target Fund”), a series of Managed Portfolio Series (the “Target Trust”), will be held at 615 East Michigan Street, Milwaukee, Wisconsin 53202, on April 28, 2025, at 10:00 a.m., Central time (the “Meeting”).

The purpose of the Meeting is to ask shareholders of the Target Fund to approve a change in the trust of which the Target Fund is a series. The Target Fund currently is organized as a series of the Target Trust, a multiple series trust comprised of the Target Fund and other third-party funds. If the reorganization (as described below) is completed, the Target Fund would become a series of a recently organized stand-alone trust comprised solely of funds managed by Tortoise Capital Advisors, L.L.C. Shareholders will be asked to consider the following proposals:

1.	To approve the proposed Agreement and Plan of Reorganization providing for (a) the acquisition of all of the assets of the Target Fund, a series of the Target Trust, by Tortoise Energy Infrastructure Total Return Fund (the “Acquiring Fund”), a newly organized series of Tortoise Capital Series Trust, a Maryland statutory trust that is registered as an open-end management investment company (the “Acquiring Trust”), in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all liabilities of the Target Fund and (b) the subsequent liquidation, termination, and dissolution of the Target Fund; and

2.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

If you are a shareholder of record of the Target Fund as of the close of business on March 13, 2025, you will have the opportunity to vote on the reorganization proposal. If shareholders of the Target Fund approve the reorganization, the Target Fund would be reorganized into a newly organized series of the Acquiring Trust, an investment company with its principal offices at 5901 College Boulevard, Suite 400, Overland Park, Kansas 66211. The Acquiring Trust is comprised solely of funds managed by Tortoise Capital Advisors, L.L.C. The proposed reorganization of the Target Fund will not result in a change in the current investment adviser to the Target Fund, Tortoise Capital Advisors, L.L.C., or any change to the Target Fund’s investment objective, strategies or investment policies.

The Board of Trustees of the Target Trust has determined the reorganization of the Target Fund is in the best interests of the Target Fund and recommends that shareholders of the Target Fund vote “FOR” the reorganization. Enclosed in this booklet is (i) a Notice of Special Meeting of Shareholders; and (ii) a Proxy Statement/Prospectus providing detailed information on the Acquiring Fund and the reorganization, including the reasons for proposing the reorganization.

The enclosed materials explain the proposal to be voted on at the Meeting in more detail, and I encourage you to review them carefully. No matter how large or small your holdings, your vote is extremely important. You may vote in person at the Meeting, or you may authorize a proxy to vote your shares using one of the methods below or by following the instructions on your proxy card:

•	By touch-tone telephone, simply dial the toll-free number located on the enclosed proxy card. Please be sure to have your proxy card available at the time of the call;

•	By internet, please log on to the voting website detailed on the enclosed proxy card. Again, please have your proxy card handy at the time you access the website; or

•	By returning the enclosed proxy card in the postage-paid envelope.

If you have any questions about the Meeting agenda or voting, please call our proxy agent, EQ Fund Solutions, LLC at (866) 751-6313. Please note, at a reasonable time after the mailing has been completed and our records indicate that you have not voted at that time, you may be contacted by our proxy agent to confirm receipt of the proxy material and review your voting options.

On behalf of the Target Fund and your fellow shareholders, I thank you for your prompt vote on these important matters.

Sincerely,

Brian R. Wiedmeyer President and Principal Executive Officer, Managed Portfolio Series

IMPORTANT INFORMATION FOR

SHAREHOLDERS OF
TORTOISE ENERGY INFRASTRUCTURE TOTAL RETURN FUND

a series of

Managed portfolio Series

Although we recommend that you read the enclosed Proxy Statement and Prospectus (“Proxy Statement/Prospectus”) in its entirety, for your convenience, we have provided a brief overview of the proposal to be voted on at the special meeting of shareholders (the “Meeting”) of Tortoise Energy Infrastructure Total Return Fund (the “Target Fund”).

Q.	When will the Meeting be held and who is eligible to vote?

A.	The Meeting will be held on April 28, 2025 at 615 East Michigan Street, Milwaukee, Wisconsin 53202, at 10:00 a.m., Central time. The record date for the Meeting is the close of business on March 13, 2025 (the “Record Date”). Only shareholders who own shares of Tortoise Energy Infrastructure Total Return Fund, a series of Managed Portfolio Series (the “Target Trust”), on the Record Date are entitled to vote at the Meeting. Each shareholder is entitled to one vote per share, with fractional shares voting proportionately.

Q.	What is the Proposal to be voted on at the Meeting?

A.	As a shareholder of the Target Fund, you are being asked to vote on the reorganization of the Target Fund (the “Reorganization”) into a series (the “Acquiring Fund”) of Tortoise Capital Series Trust (the “Acquiring Trust”). Tortoise Capital Advisors, L.L.C. (the “Adviser”) serves as the investment adviser to the Target Fund and the Acquiring Fund.

The Target Fund is requesting shareholder approval of an Agreement and Plan of Reorganization providing for (a) the acquisition of all of the assets of the Target Fund, a series of the Target Trust, by the Acquiring Fund, a newly organized series of the Acquiring Trust, in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all liabilities of the Target Fund and (b) the subsequent liquidation, termination and dissolution of the Target Fund.

Under the Agreement and Plan of Reorganization, the Target Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for a number of shares of the Acquiring Fund Shares having an aggregate net asset value equal to the value of the Target Fund’s net assets being acquired, followed by a distribution of those shares to Target Fund shareholders in complete liquidation of the Target Fund. The Target Trust is a Delaware statutory trust and the Acquiring Trust is a Maryland statutory trust. Both the Target Trust and the Acquiring Trust are open-end management investment companies registered with the U.S. Securities and Exchange Commission.

If the Reorganization is approved and implemented, shareholders of the Target Fund will become shareholders of the Acquiring Fund. The Acquiring Fund’s investment objective and principal investment strategies are identical to those of the Target Fund. In addition, the Adviser, which serves as the current investment adviser to the Target Fund, will continue to serve as the investment adviser to the Acquiring Fund with the same portfolio management team. If approved, the Reorganization is expected to take effect in the second quarter of 2025, although the date may be adjusted in accordance with the Agreement and Plan of Reorganization.

Q.	Why is the Reorganization being proposed?

A.	The Adviser recommended to the Board of Trustees of the Target Trust (the “Target Board”) that the Target Fund be reorganized into the Acquiring Fund. The Adviser recommended that the Target Board approve the Reorganization because it believes that the Reorganization offers several potential benefits to the Target Fund, as follows:

•	The Adviser believes that the Acquiring Fund may be marketed more effectively as part of its own trust because it can be branded exclusively under the Tortoise brand.

•	The Acquiring Fund will be served by a new Board of Trustees that is only responsible for overseeing the Acquiring Fund and other Tortoise-sponsored funds. The Target Board has reviewed information provided to it by the Adviser and its representatives regarding the background and experience of the members of the Board of Trustees of the Acquiring Trust (the “Acquiring Board”) and has determined that the members of the Acquiring Board are adequately qualified to fulfill their responsibilities.

•	Based on information provided by the service providers for the Acquiring Trust, the Adviser believes that the fees and expenses of the new service provider platform are expected to be no higher than those currently in effect and that the new platform may result in administrative efficiencies over time due to the growth opportunities of the new platform.

•	The investment objective and principal investment strategies of the Acquiring Fund are the same as those of the Target Fund. The Acquiring Fund will be managed by the same portfolio management team and in accordance with the same principal investment strategies and techniques utilized in managing the Target Fund immediately prior to the Reorganization.

•	The Target Fund will receive an opinion of legal counsel that the Reorganization is not a taxable event for the Target Fund or Target Fund shareholders.

Q.	Will the investment objective and principal investment strategies of the Target Fund change because of the Reorganization?

A.	No. There are no changes to the investment objective and principal investment strategies of the Target Fund as a result of the Reorganization. In addition, the Adviser and portfolio management team will remain the same.

Q.	What operational changes will result from the Reorganization?

A.	The Reorganization will result in a change to the operational platform on which the Target Fund operates. Following the completion of the Reorganization, you will own shares of the Acquiring Fund that correspond to your shares of the Target Fund. The Acquiring Fund is a series of the Acquiring Trust, which is a separate entity overseen by trustees and officers different from those who oversee the Target Trust. The policies and procedures of the Acquiring Trust will apply following the Reorganization; however, no material changes in valuation policies or shareholder servicing policies are expected following the Reorganization. The distributor, custodian, transfer agent and fund administrator of the Acquiring Fund will not change as a result of the Reorganization; the independent registered public accounting firm for your Fund will change. The Acquiring Trust and the Target Trust have different organizational structures—the Acquiring Trust is a Maryland statutory trust and the Target Trust is a Delaware statutory trust. See the section entitled “Additional Information Regarding the Target Fund and the Acquiring Fund—Maryland Statutory Trusts and Acquiring Trust’s Governing Documents” below.

Q.	Have the Target Board and the Acquiring Board approved the Reorganization?

A.	Yes, the Target Board unanimously approved the Reorganization and determined that the Reorganization would be in the best interests of the Target Fund and recommends that shareholders of the Target Fund approve the Reorganization proposal. The Acquiring Board unanimously approved the Reorganization and determined that the Reorganization is advisable for the Acquiring Fund. See “The Reorganization—Information About the Reorganization—Background and Trustees’ Considerations Relating to the Proposed Reorganization” in the Proxy Statement/Prospectus below.

ii

Q.	Will shareholders of the Target Fund have to pay any direct fees or expenses in connection with the Reorganization?

A.	No, the direct costs associated with the proposed Reorganization, including the costs associated with the Meeting, will be borne by the Adviser (provided that U.S. Bank will bear a portion of the proxy mailing and solicitation costs), regardless of whether the Reorganization is completed.

Q.	Will the Target Fund’s portfolio be repositioned prior to the Reorganization?

A.	No, it is not anticipated that the Target Fund will reposition its portfolio prior to the Reorganization because the investment objectives and principal investment strategies of the Target Fund and the Acquiring Fund are the same.

Q.	How will the Reorganization impact ongoing fees and expenses?

A.	The Acquiring Fund will pay the same management fee rate currently paid by the Target Fund and the same distribution and shareholder service fees. Following the Reorganization, each class of the Acquiring Fund is expected to have total annual fund operating expenses no higher than those of the respective class of the Target Fund. See also “The Reorganization—Synopsis—Fees and Expenses” in the Proxy Statement/Prospectus below.

Q.	Will I have to pay any sales charge, commission or other transactional fee in connection with the Reorganization?

A.	No. The full value of each share of the Target Fund will be exchanged for shares of the Acquiring Fund without the imposition of any sales charge, redemption fee, commission or other transactional fee.

Q.	Will there be federal income tax consequences to Target Fund shareholders as a direct result of the Reorganization?

A.	The Reorganization has been structured to qualify as a reorganization for federal income tax purposes and is expected to so qualify. If the Reorganization qualifies for treatment as a reorganization for federal income tax purposes, shareholders will not recognize any taxable gain or loss as a direct result of the Reorganization. As a condition to the closing of the Reorganization, the Target Fund will receive an opinion of counsel to the effect that the Reorganization will qualify as a reorganization for federal income tax purposes. Opinions of counsel are not binding on the Internal Revenue Service or the courts. If a shareholder chooses to sell Target Fund shares prior to the Reorganization, such sale may generate taxable gain or loss. As a shareholder of the Target Fund, you should separately consider any state, local and other tax consequences in consultation with your tax advisor.

Q.	How does the Target Board recommend that I vote on the Reorganization proposal?

A.	The Target Board, including all of the trustees who are not “interested persons,” as that term is defined under the Investment Company Act of 1940, as amended, unanimously recommends that you vote “FOR” the proposal.

Q.	If approved, when will the Reorganization happen?

A.	If shareholders of the Target Fund approve the Reorganization proposal, the Reorganization is expected to close in the second quarter of 2025.

iii

Q.	How do I vote my shares?

A.	Voting is quick and easy. If you hold your shares directly as a shareholder of record, you may authorize your proxy to vote your shares via the internet, by telephone (for internet and telephone voting, please follow the instructions on the enclosed proxy card), or by simply completing and signing the enclosed proxy card and mailing it in the postage-paid envelope included in this package. You may also vote by attending and voting at the Meeting. However, even if you plan to attend the Meeting, we urge you to authorize your proxy to vote your shares in advance of the Meeting. That will ensure your vote is counted should your plans change.

If you hold your shares in “street name” through a broker, bank or other nominee, you should contact your nominee with your instructions for voting in advance of the Meeting, including any request that your nominee provide you with a legal proxy. If you hold your shares in “street name,” you are strongly encouraged to authorize a proxy to vote your shares in advance of the Meeting, as you will not be able to vote during the Meeting itself unless you request and provide to each applicable company a legal proxy from your nominee.

If you hold your shares directly and intend to vote during the Meeting, please let us know by calling (866) 362-9331. Regardless of whether you plan to vote during the Meeting, you may be required to provide valid identification, such as your driver’s license or passport, and satisfactory proof of ownership of shares in the Target Fund, such as your voting instruction form (or a copy thereof) or a letter from your broker, bank or other nominee, or other nominee statement indicating ownership as of the close of business on March 13, 2025.

Q.	What will happen if the required shareholder approval is not obtained?

A.	If the Reorganization is not consummated, the Target Board may take such actions as it deems in the best interests of the Target Fund, including conducting additional solicitations with respect to the Reorganization or continuing to operate the Target Fund as a series of the Target Trust.

Q.	How does holding my shares through a broker, instead of holding them directly in my own name, impact the way my shares may be voted at the Meeting under New York Stock Exchange (“NYSE”) rules?

A.	If your shares are owned directly in your name with the Target Fund’s transfer agent, you are considered a registered holder of those shares. If you are the beneficial owner of shares held by a broker or other custodian, you hold those shares in “street name” and are not a registered shareholder. Brokers or other custodians holding shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares at the Meeting. The Target Fund understands that, under the rules of the NYSE, if you do not give specific voting instructions to your broker, your broker will not have discretion to vote your shares on the Reorganization proposal, which is considered a “non-routine” matter.

Q.	How will my shares be voted if I return the accompanying proxy card?

A.	The shares represented by the accompanying form of proxy will be voted in accordance with the specifications made on the proxy if it is properly executed and received by the Target Fund prior to or at the Meeting. Where a choice has been specified on the accompanying proxy card with respect to the proposal, the shares represented by such proxy card will be voted in accordance with the choice specified. If you return the accompanying proxy card that has been validly executed without indicating how your shares should be voted on the proposal and you do not revoke your proxy, your proxy will be voted FOR the proposal and FOR, ABSTAIN, OR AGAINST any other matters acted upon at the Meeting in the discretion of the persons named as proxies and as permitted by federal proxy rules and by NYSE rules.

Q.	Whom do I contact for further information?

A.	You may contact Client Relations toll-free at (866) 362-9331 for further information.

Q.	Will anyone contact me?

A.	You may receive a call from EQ Fund Solutions, LLC, the proxy solicitor hired by the Target Fund, to verify that you received your proxy materials, to answer any questions you may have about the proposal and to encourage you to authorize your proxy. We recognize the inconvenience of the proxy solicitation process and would not impose it on you if we did not believe that the matters being proposed were important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Your vote is very important. We encourage you as a shareholder to participate in the Target Fund’s governance by authorizing a proxy to vote your shares as soon as possible. If enough shareholders fail to cast their votes, the Target Fund may not be able to hold its Meeting or the vote on its Reorganization.

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TORTOISE ENERGY INFRASTRUCTURE TOTAL RETURN FUND

A SERIES OF

Managed Portfolio Series

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 28, 2025

Dear Shareholders:

The Board of Trustees of Managed Portfolio Series (the “Target Trust”), an open-end management investment company organized as a Delaware statutory trust, will hold a special meeting of the shareholders of Tortoise Energy Infrastructure Total Return Fund (the “Target Fund”), to be held at 615 East Michigan Street, Milwaukee, Wisconsin 53202 on April 28, 2025 at 10:00 a.m., Central time (the “Meeting”) for the following purposes:

1.	To approve the proposed Agreement and Plan of Reorganization providing for (a) the acquisition of all of the assets of the Target Fund, a series of the Target Trust, by Tortoise Energy Infrastructure Total Return Fund (the “Acquiring Fund”), a newly organized series of Tortoise Capital Series Trust (the “Acquiring Trust”), in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all liabilities of the Target Fund and (b) the subsequent liquidation, termination, and dissolution of the Target Fund; and

2.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

You are entitled to vote at the Meeting and any adjournments or postponements thereof if you owned shares of the Target Fund at the close of business on March 13, 2025.

Whether or not you plan to attend the Meeting in person, please vote your shares. For your shares to be represented at the Meeting, please vote your proxy as soon as possible either by mail, telephone, or via the internet as indicated on the enclosed proxy card. If voting by mail, you are requested to:

•	indicate your instructions on the proxy card;
•	date and sign the proxy card;
•	mail the proxy card promptly in the enclosed envelope, which requires no postage if mailed in the continental United States; and
•	allow sufficient time for the proxy card to be received by 10:00 a.m. Central time, on April 28, 2025. (However, proxies received after this date may still be voted in the event of an adjournment or postponement to a later date.)

In addition to voting by mail, you may also vote either by telephone or via the internet, as follows:

To vote by telephone:	To vote by internet:
(1) Read the Proxy Statement/Prospectus and have your proxy card on hand	(1) Read the Proxy Statement/Prospectus and have your proxy card on hand
(2) Call the toll-free number that appears on your proxy card	(2) Go to the website that appears on your proxy card
(3) Enter the control number set forth on the proxy card and follow the simple instructions	(3) Enter the control number set forth on the proxy card and follow the simple instructions

We encourage you to vote by telephone or via the internet using the control number that appears on your enclosed proxy card. Use of telephone or internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Proxy Statement/Prospectus carefully before you vote.

PLEASE RESPOND—WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION. YOUR VOTE IS IMPORTANT.

By Order of the Board of Trustees,

Jason Venner
Secretary, Managed Portfolio Series

2

The information contained in this Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Proxy Statement/Prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities, in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED February 19, 2025

For the Reorganization of

Tortoise Energy Infrastructure Total Return Fund

a series of Managed Portfolio Series

615 East Michigan Street

Milwaukee, Wisconsin 53202

(414) 516-1712

with

Tortoise Energy Infrastructure Total Return Fund

a series of Tortoise Capital Series Trust

5901 College Boulevard, Suite 400

Overland Park, Kansas 66211

(866) 362-9331

PROXY STATEMENT And PROSPECTUS

[•], 2025

This Proxy Statement and Prospectus (“Proxy Statement/Prospectus”) is being furnished to you in connection with the solicitation of proxies by the Board of Trustees (the “Target Trust Board”) of Managed Portfolio Series (the “Target Trust”), a Delaware statutory trust registered as an open-end management investment company, on behalf of Tortoise Energy Infrastructure Total Return Fund, a series of the Target Trust (the “Target Fund”), to be voted at a Special Meeting of Shareholders to be held on April 28, 2025, at 615 East Michigan Street, Milwaukee, Wisconsin 53202, at 10:00 a.m., Central time (the “Meeting”), for the purposes set forth below and described in greater detail in this Proxy Statement/Prospectus.

The following Proposals will be considered and acted upon at the Meeting:

1.	To approve the proposed Agreement and Plan of Reorganization providing for (a) the acquisition of all of the assets of the Target Fund, a series of the Target Trust, by Tortoise Infrastructure Total Return Fund (the “Acquiring Fund” and, together with the Target Fund, the “Funds”), a newly organized series of Tortoise Capital Series Trust (the “Acquiring Trust”), in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all liabilities of the Target Fund and (b) the subsequent liquidation, termination, and dissolution of the Target Fund; and

2.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

The Acquiring Trust is a Maryland statutory trust registered as an open-end management investment company.

If approved and completed, the proposed Reorganization would result in shareholders of the Target Fund receiving a number of shares of the Acquiring Fund representing an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Target Fund shares held immediately prior to the closing of the Reorganization.

The Reorganization will not result in any changes in the name, investment objective or principal investment strategies of the Target Fund, or its fiscal year end. The Target Fund’s investment adviser and portfolio management team will remain the same as well, and the Acquiring Fund will have the same distributor, administrator, transfer agent, custodian and fund accountant as the Target Fund. The Target Fund’s independent registered public accounting firm will be changing as part of the Reorganization. In addition, the Acquiring Fund will be overseen by trustees and officers different from those who currently oversee the Target Fund. Information about the Acquiring Fund’s trustees and officers is set forth in the Statement of Additional Information under the caption “Management of the Fund.”

If shareholders of the Target Fund do not approve the Reorganization, the Target Trust Board may take such actions as it deems in the best interests of the Target Fund, including conducting additional solicitations with respect to the Reorganization proposal or continuing to operate the Target Fund as a series of the Target Trust.

On February 5, 2025, the Target Trust Board unanimously determined that the Reorganization of the Target Fund is advisable and in the best interests of the Target Fund, and the Target Fund Board recommends that you vote FOR the Reorganization proposal.

This Proxy Statement/Prospectus explains concisely what you should know before voting on the Reorganization proposal or investing in the Acquiring Fund. Please read it carefully and keep it for future reference.

The enclosed proxy card and this Proxy Statement/Prospectus are first being sent to shareholders of the Target Fund on or about [•], 2025. Target Fund shareholders of record as of the close of business on March 13, 2025, are entitled to notice of and to vote at the Meeting and any adjournments or postponements.

The securities offered by this Proxy Statement/Prospectus have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”), nor has the SEC passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

The Acquiring Fund is expected to list and trade its shares on the New York Stock Exchange (“NYSE” or the “Exchange”). Reports, proxy material and other information concerning the Registrant can be inspected at the NYSE.

The below documents have been filed with the SEC and contain additional information about the Funds and are incorporated by reference into (and legally considered to be a part of) this Proxy Statement/Prospectus:

(i)	the Statement of Additional Information (“SAI”) to this Proxy Statement/Prospectus, dated [•], 2025; and

(ii)	the Prospectus for the Target Fund dated March 31, 2024 (SEC file No. 811-22525)(Accession Number 0000894189-24-001989).

The foregoing documents can be obtained on a website maintained by the Fund’s investment adviser, Tortoise Capital Advisors, L.L.C. (the “Adviser”), at www.tortoiseadvisors.com, or the Fund will furnish, without charge, a copy of any such document to any shareholder upon request. Any such request should be directed to the Adviser by calling (866) 362-9331 or by writing to the Target Fund at Tortoise MPS Funds c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

The Target Fund is, and when the Acquiring Fund’s registration statement has become effective, the Acquiring Fund will be, subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith are required to file reports and other information with the SEC. These reports, Proxy Statement/Prospectus, registration statements and other information can be inspected and copied, after paying a duplicating fee, by electronic request at publicinfo@sec.gov. In addition, copies of these documents may be viewed online or downloaded without charge from the SEC’s website at www.sec.gov.

This Proxy Statement/Prospectus serves as a prospectus for the Acquiring Fund in connection with the issuance of Acquiring Fund Shares in the Reorganization. In this connection, no person has been authorized to give any information or make any representation not contained in this Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Table of Contents

(continued)

PROPOSAL: Summary of THE REORGANIZATION

Tortoise Capital Advisors, L.L.C. (previously defined as the “Adviser”), the investment adviser to the Target Fund, recommended the Reorganization to the Target Trust Board. The purpose of the Meeting is to ask shareholders of the Target Fund to approve a change in the trust of which the Target Fund is a series. The Target Fund currently is organized as a series of the Target Trust, a multiple series trust comprised of the Target Fund and other third-party funds. If the Reorganization is completed, the Target Fund would become a series of a stand-alone trust comprised only of the Target Fund and other funds sponsored by the Adviser and its affiliates. The Adviser recommended that the Target Trust Board approve the Reorganization because it believes that the Reorganization offers several potential benefits to the Target Fund, including that the Adviser believes that the Acquiring Fund may be marketed more effectively as part of a stand-alone trust, that the Acquiring Fund will be served by a new Board of Trustees that is only responsible for overseeing the Acquiring Fund and other Tortoise-sponsored funds, and that utilizing a single service platform for the Acquiring Fund may result in administrative efficiencies over time.

The Target Trust Board has approved the Reorganization, as has the Board of Trustees of the Acquiring Trust (the “Acquiring Trust Board”). If approved by shareholders of the Target Fund, the Reorganization is expected to close in the second quarter of 2025.

This Proxy Statement/Prospectus is being used by the Target Fund to solicit proxies to vote at the Meeting. Shareholders of the Target Fund are being asked to consider the Reorganization proposal to approve the Agreement and Plan of Reorganization (the “Agreement”) providing for the Reorganization.

The following is a summary of the Reorganization proposal. More complete information appears later in this Proxy Statement/Prospectus. You should carefully read the entire Proxy Statement/Prospectus because it contains details that are not included in this summary.

How the Reorganization Will Work. The following provides an overview of how the Reorganization will work:

•	Pursuant to the Agreement, the Target Fund will transfer all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund (the “Acquiring Fund Shares”) and the Acquiring Fund’s assumption of all of the liabilities and obligations of the Target Fund on the Closing Date (as defined below). Immediately thereafter, the Target Fund will liquidate and distribute pro rata to shareholders of record of its shares the Acquiring Fund Shares received by the Target Fund.

•	The Acquiring Fund will issue and deliver to the Target Fund, in exchange for the assets attributable to the Target Fund, Acquiring Fund Shares with an aggregate NAV equal to the aggregate NAV of the Target Fund assets being acquired in the Reorganization, determined as set forth in the Agreement.

•	Under the Agreement, at the Closing, the NAV of the Target Fund shares will be determined at the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date pursuant to the Acquiring Fund’s valuation procedures, provided, however, that such computation is consistent with the valuation policies and procedures of the Target Fund and, in the event of any material inconsistency, the parties shall confer and mutually agree on the valuation. The per share NAV of the Target Fund shares, as so determined, will be used to calculate the number of Acquiring Fund Shares issued to each shareholder in the Reorganization. The aggregate NAV of Target Fund shares, as so determined, will equal the aggregate NAV of the Acquiring Fund Shares received in the Reorganization.

•	The Target Fund and Acquiring Fund will not bear any of the costs of the Reorganization. Such costs will be borne by the Adviser or an affiliate and by U.S. Bancorp Global Fund Services.

•	The Reorganization is expected to qualify as a reorganization for U.S. federal income tax purposes. Accordingly, it is expected that Target Fund shareholders who exchange their Target Fund shares for Acquiring Fund Shares in the Reorganization will not recognize gain or loss as a direct result of the Reorganization and the Acquiring Fund will not recognize gain or loss as a direct result of the Reorganization.

•	After the Reorganization is completed, Target Fund shareholders will be shareholders of the Acquiring Fund, and the Target Fund will be liquidated, terminated and dissolved.

•	The Acquiring Fund will continue the performance and accounting history of the Target Fund following the Reorganization.

U.S. Federal Income Tax Consequences of the Reorganization. The Reorganization is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes and will not take place unless the Target Fund and the Acquiring Fund involved in the Reorganization receive a satisfactory opinion of tax counsel substantially to the effect that the Reorganization will qualify as a tax-free reorganization for U.S. federal income tax purposes. Accordingly, subject to the limited exceptions described under the section caption “Federal Income Tax Consequences” in this Proxy Statement/Prospectus, no gain or loss is expected to be recognized by the Target Fund or its shareholders as a direct result of its Reorganization. At any time prior to the Reorganization, a shareholder may redeem shares of the Target Fund. Any such redemption would likely result in the recognition of gain or loss by such shareholder for U.S. federal income tax purposes. If a shareholder holds Target Fund shares in a non-taxable account, distributions and redemption proceeds with respect to those shares generally will not be currently taxable to such shareholder if those amounts remain in the non-taxable account.

A Target Fund shareholder’s aggregate tax basis in the Acquiring Fund Shares received is expected to carry over from such shareholder’s Target Fund shares in the Reorganization, and the Target Fund shareholder’s holding period in the Acquiring Fund Shares is expected to include such shareholder’s holding period in the Target Fund shares in the Reorganization.

EXPENSES OF THE REORGANIZATION

The Adviser or an affiliate will bear all of the costs of the Reorganization. U.S. Bank will bear a portion of the proxy mailing and solicitation costs. The fees and expenses related to the Reorganization include, but are not limited to, legal fees, auditor fees, proxy printing and mailing costs, and proxy solicitation costs.

REASONS FOR THE REORGANIZATION

The Adviser requested that the Target Trust Board consider the Reorganization. The Adviser represented to the Target Trust Board that the Reorganization offers several potential benefits to the Target Fund described below. In discussing the mechanics of the Reorganization with legal counsel to the Target Trust, the Target Trust Board considered the following factors:

•	The Target Trust Board has reviewed information provided to it by the Adviser and its representatives regarding the background and experience of the members of the Acquiring Trust Board of Trustees for the Acquiring Fund and has determined that the members of the Acquiring Trust Board of Trustees are adequately qualified to fulfill their responsibilities.

•	Based on information provided by the service providers, the Adviser believes that the service providers are of sufficiently high quality so as to benefit the Acquiring Fund and its shareholders, and that the new platform may result in administrative efficiencies over time because of growth opportunities of the new platform.

•	The investment objective and principal investment strategies of the Acquiring Fund are the same as those of the Target Fund. The Acquiring Fund will be managed by the same portfolio management team and in accordance with the same investment strategies and techniques utilized in managing the Target Fund immediately prior to the Reorganization.

•	The Target Fund will receive an opinion of legal counsel that the Reorganization is not a taxable event for the shareholders.

The Target Trust Board did not identify any particular information that was most relevant to its consideration of whether to approve the Reorganization and each trustee of the Target Trust may have afforded different weight to the various factors.

Synopsis

Comparison of Fees and Expenses

The table below describes the fees and expenses that you pay if you buy, hold, and sell shares of the Target Fund and the pro forma fees and expenses that you may pay if you buy, hold, and sell shares of the Acquiring Fund after giving effect to the Reorganization. This table and the example below do not include the brokerage commissions and other fees to financial intermediaries that investors may pay on their purchases and sales of Target Fund shares. Expenses for the Target Fund are based on operating expenses of the Target Fund for the 12-month period ended November 30, 2024. Expenses for the Acquiring Fund are pro forma operating expenses of the Acquiring Fund for the same period, assuming the Reorganization had occurred prior to the start of the period.

Shareholder Fees (fees paid directly from your investment)	Target Fund	Acquiring Fund (Pro Forma)
Maximum Front-End Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price(1))
A Class	5.50%	5.50%
Institutional Class	None	None
C Class	None	None
T Class	2.50%	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of initial investment or the value of the investment at redemption, whichever is lower)
A Class	None(2)	None(2)
Institutional Class	None	None
C Class	1.00%(3)	1.00%(3)
T Class	None	None
Redemption Fee
A Class	None	None
Institutional Class	None	None
C Class	None	None
T Class	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Target Fund	Acquiring Fund (Pro Forma)
Management Fees	0.85%	0.85%
Distribution and Service (12b-1) Fees(4)
A Class	0.25%	0.25%
Institutional Class	0.00%	0.00%
C Class	1.00%	1.00%
T Class	0.25%	0.25%
Other Expenses(5)
A Class	0.07%	0.07%
Institutional Class	0.07%	0.07%
C Class	0.07%	0.07%
T Class	0.07%	0.07%
Total Annual Fund Operating Expenses
A Class	1.17%	1.17%
Institutional Class	0.92%	0.92%
C Class	1.92%	1.92%
T Class	1.17%	1.17%

(1)	The term “offering price” includes the front-end sales load.
(2)	No sales charge is payable at the time of purchase on investments of $1 million or more, although the Fund may impose a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain redemptions. If imposed, the CDSC applies to redemptions made within 12 months of purchase and will be assessed on an amount equal to the lesser of the initial value of the shares redeemed and the value of shares redeemed at the time of redemption.
(3)	The CDSC applies to redemptions made within 12 months of purchase and will be assessed on an amount equal to the lesser of the initial investment of the shares redeemed and the value of the shares redeemed at the time of redemption.
(4)	The Fund has adopted a plan under rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of its shares and because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
(5)	Other Expenses for T Class shares are based on estimated amounts for the current fiscal year.

Example

The example below is intended to help you compare the cost of investing in shares of the Target Fund with the cost of investing in shares of the Acquiring Fund after giving effect to the Reorganization. The expenses used in the example for the Target Fund are based on operating expenses of the Target Fund for the 12-month period ended November 30, 2024. The expenses used in the example for the Acquiring Fund are pro forma operating expenses of the Acquiring Fund for the same period, assuming the Reorganization had occurred prior to the start of the year. The example assumes that you invest $10,000 in the Fund and then hold or redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% annual return and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Target Fund - A Class	$663	$901	$1,158	$1,892
Target Fund - Institutional Class	$94	$293	$509	$1,131
Target Fund - C Class	$295	$603	$1,037	$2,243
Target Fund - T Class	$366	$612	$878	$1,635
Acquiring Fund (Pro Forma) - A Class	$663	$901	$1,158	$1,892
Acquiring Fund (Pro Forma) - Institutional Class	$94	$293	$509	$1,131
Acquiring Fund (Pro Forma) - C Class	$295	$603	$1,037	$2,243
Acquiring Fund (Pro Forma) - T Class	$366	$612	$878	$1,635

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account at the shareholder level. These costs, which are not reflected in annual fund operating expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year ended November 30, 2024, the Target Fund’s portfolio turnover rate was 22% of its average portfolio value.

Fund Performance

The following performance information indicates some of the risks of investing in the Funds. The Acquiring Fund will not commence operations until after the closing of the Reorganization. The Target Fund will be the accounting and performance survivor of the Reorganization.

The bar charts show the Target Fund’s performance for the calendar years ended December 31. The table illustrates how the Target Fund’s average annual returns for the 1-year, 5-year, 10-year and since-inception periods compared with a broad measure of market performance. Target Fund returns shown in the performance table reflect the maximum sales charge of 5.50% for the Target Fund’s A Class and the contingent deferred sales charge of 1.00% during the one-year period for the C Class. The Target Fund’s past performance, before and after taxes, does not necessarily indicate how it or the Acquiring Fund will perform in the future. The Acquiring Fund has no performance history since it will commence operations after the Reorganization is consummated. The Acquiring Fund will adopt the financial statements and the performance history of the Target Fund. Updated performance information is also available on the Target Fund’s website at www.tortoiseadvisors.com or by calling toll-free (844) 874-6339. The Target Fund’s past performance (before and after taxes) is not necessarily an indication of how the Acquiring Fund will perform in the future.

Calendar Year Returns as of December 31

During the period shown on the bar chart, the Target Fund’s best and worst quarters are shown below:

Best Quarter Quarter Ended June 30, 2020	Worst Quarter Quarter Ended March 31, 2020
29.35%	-49.32%

Average Annual Total Returns (for the periods ended December 31, 2024)	1 Year	5 Years	10 Years
Institutional Class Shares – Return before Taxes (no load)	34.61%	13.03%	8.38%
Institutional Class Shares – Return After Taxes on Distributions	42.26%	14.02%	5.47%
Institutional Class Shares – Return After Taxes on Distributions and Sale of Target Fund Shares	25.69%	11.51%	4.59%
A Class Shares – Return before Taxes (with load)	42.48%	14.31%	5.72%
C Class Shares – Return before Taxes (with load synthetic)(1)	40.54%	13.48%	4.97%
T Class Shares – Return before Taxes(1)	N/A	N/A	N/A
Index Performance
Alerian Midstream Energy Select Index (reflects no deduction for fees, expenses or taxes)(2)	43.13%	16.31%	6.90%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
Tortoise North American Pipeline IndexSM (reflects no deduction for fees, expenses or taxes)(3)	38.46%	14.17%	7.73%

(1)	The Target Fund offers multiple classes of shares. The Institutional and A Class commenced operations on May 31, 2011, C Class commenced operations on September 19, 2012 and T Class commenced operations on [•]. Performance shown prior to inception of the C Class is based on the performance of the Institutional Class, adjusted for the higher expenses applicable to C Class.
(2)	The Alerian Midstream Energy Select Index is a composite of North American energy infrastructure companies engaged in midstream energy activities.
(3)	The Tortoise North American Pipeline IndexSM is a float-adjusted, capitalization weighted index of pipeline companies headquartered in the United States and Canada.

After-tax retuns are shown for only Institutional Class shares and after-tax returns for other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to shareholders who hold their shares through tax-deferred or other tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Comparison of Investment Objectives, Principal Investment Strategies and Risks, and Limitations and Restrictions

The investment objective, principal investment strategies and risks, as well as the limitations and restrictions of the Target Fund and the Acquiring Fund, will be identical. The Acquiring Fund is newly organized and will commence operation upon consummation of the Reorganization. Each Fund’s investment objective, principal investment strategies and risks are discussed in more detail below. For additional information about the Target Fund’s and the Acquiring Fund’s investment limitations and restrictions, see the section entitled “Investment Limitations and Restrictions of the Target Fund and Acquiring Fund,” below.

Comparison of Investment Objectives

The investment objective of the Target Fund is to seek total return. The investment objective of the Acquiring Fund is to seek total return.

Comparison of Principal Investment Strategies

Target Fund	Acquiring Fund

Under normal circumstances, the Fund will invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in securities of energy infrastructure companies. Energy infrastructure companies are companies that process, store, transport and market natural gas, natural gas liquids, refined products and crude oil (i.e., midstream infrastructure) as well as generate, transport and distribute electricity (i.e., power & renewable infrastructure). The Fund intends to focus its investments primarily in equity securities of midstream infrastructure and also may invest in midstream master limited partnerships (“MLPs”) and power and renewable infrastructure. MLPs, also known as publicly traded partnerships, predominately operate, or directly or indirectly own, energy-related assets. For purposes of this strategy, energy infrastructure companies include investment companies that invest primarily in energy infrastructure companies. The Fund is non-diversified.

The Fund seeks to achieve its investment objective by investing primarily in equity securities of any market capitalization that are publicly traded on an exchange or in the over-the-counter market, consisting of common stock, but also including, among others, MLP and limited liability company (“LLC”) common units; the equity securities issued by MLP affiliates, such as common shares of corporations that own, directly or indirectly, MLP general partner interests; and other investment companies that invest in energy infrastructure companies.

MLP common units represent an equity ownership interest in an MLP. Some energy infrastructure companies in which the Fund may invest are organized as LLCs which are treated in the same manner as MLPs for federal income tax purposes. The Fund may invest in LLC common units which represent an ownership interest in the LLC. Interests in MLP and LLC common units entitle the holder to a share of the company’s success through distributions and/or capital appreciation.

Identical.

Pursuant to tax regulations, the Fund may invest no more than 25% of its total assets in the securities of MLPs and other entities treated as qualified publicly traded partnerships.

In addition, the Fund may invest in preferred equity, and convertible securities.

Under normal circumstances, the Fund may invest up to: (i) 30% of its total assets in securities denominated in the currency of a non-North American country, which may include securities issued by energy companies organized and/or having securities traded on an exchange outside North America and/or securities of other non-North American companies that are denominated in the currency of a non-North American country; (ii) 20% of its total assets in debt securities of any issuer, including securities which may be rated below investment grade (“junk bonds”) by a nationally recognized statistical rating organization (“NRSRO”) or judged by Tortoise Capital Advisors, L.L.C., also doing business as TCA Advisors (“TCA Advisors” or the “Adviser”), to be of comparable credit quality; (iii) 15% of its net assets in illiquid investments; and (iv) 10% of its total assets in securities of any issuer. The Fund may invest in initial public offerings (“IPOs”). The Fund may invest in other investment companies to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund may invest in permissible securities without regard to the market capitalization of the issuer of such security. The Fund will not have any duration or weighted average maturity restrictions.

Except for investments in illiquid investments, the above investment restrictions apply at the time of purchase, and the Fund will not be required to reduce a position due solely to market value fluctuations in order to comply with these restrictions. To the extent that market value fluctuations cause illiquid investments held by the Fund to exceed 15% of its net assets, the Fund will determine how to remediate the excess illiquid investments in accordance with the 1940 Act and the Fund’s policies and procedures.

Comparison of Investment Process

The Adviser’s investment process for determining the securities to be purchased or sold, with respect to each Fund, utilizes fundamental analysis and a comparison of quantitative, qualitative, and relative value factors. Investment decisions are driven by proprietary financial, risk, and valuation models, developed and maintained by the Adviser, which assist in the evaluation of investment decisions and risk. Financial models, based on business drivers with historical and multi-year operational and financial projections, quantify growth, facilitate sensitivity and credit analysis, and aid in peer comparisons. Risk models assess a company’s asset quality, management, nature of cash flows and operational positioning. Valuation models and traditional valuation metrics such as cash flow multiples and NAV are also used in the Adviser’s investment process.

To determine whether a company meets the Funds’ criteria, the Adviser utilizes a research-focused, fundamental bottom-up approach generally looking for the targeted investment characteristics described herein. Although the Adviser uses research provided by broker-dealers and investment firms, primary emphasis is placed on proprietary analysis conducted by and valuation models maintained by the Adviser’s in-house investment analysts. The due diligence process followed by the Adviser is comprehensive and may include:

1.	Review of historical and prospective financial information;

2.	Quarterly updates, conference calls and/or management meetings;

3.	Analysis of financial models and projections;

4.	On-site visits; and

5.	Screening of key documents.

The Target Fund and the Acquiring Fund have identical principal investment strategies.

The Adviser seeks to invest each Fund in securities that offer a combination of yield, growth and quality, intended to result in attractive long-term total returns. The Adviser’s securities selection process includes a comparison of quantitative, qualitative and relative value factors. Primary emphasis will be placed on proprietary models constructed and maintained by the Adviser’s in-house investment team, although the Adviser may use research provided by broker-dealers and investment firms. To determine whether a company meets its criteria, the Adviser will generally look for long-lived energy infrastructure companies with essential assets with long economic lives (generally 20 years or more), high barriers to entry, total return potential, predictable revenue and stable operating structures, and experienced, operations-focused management teams.

Comparison of Investment Risks

As with all funds, a shareholder of the Target Fund or the Acquiring Fund is subject to the risk that his or her investment could lose money. An investment in the Funds is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risks of investing in the Target Fund and the Acquiring Fund are identical and are discussed below. Each risk summarized below is considered a “principal risk” of investing in the Funds, regardless of the order in which it appears. The main risks of investing in the Funds are as follows:

General Market Risk. The Fund is subject to all of the business risks and uncertainties associated with any mutual fund, including the risk that it will not achieve its investment objective and that the value of an investment in its securities could decline substantially and cause you to lose some or all of your investment. The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities. Certain securities in the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

Adviser Risk. The Fund may not meet its investment objective or may underperform the market or other mutual funds with similar strategies if the Adviser cannot successfully implement the Fund’s investment strategies.

Concentration Risk. The Fund’s strategy of focusing its investments in MLPs and pipeline companies means that the performance of the Fund will be closely tied to the performance of the energy infrastructure industry. The Fund’s focus in this industry presents more risk than if it were broadly diversified over numerous industries and sectors of the economy. An inherent risk associated with any investment focus is that the Fund may be adversely affected if one or two of its investments perform poorly.

Non-Diversified Fund Risk. Because the Fund is “non-diversified” and may invest a greater percentage of its assets in the securities of a single issuer, a decline in the value of an investment in a single issuer could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Equity Securities Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors, geographic markets, the equity securities of energy infrastructure companies in particular, or a particular company in which the Fund invests.

Foreign Securities Risk. Investments in securities of foreign companies involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks relating to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risks, and market practices, as well as fluctuations in foreign currencies.

Currency Risk. When the Fund buys or sells securities on a foreign stock exchange, the transaction is undertaken in the local currency rather than in U.S. dollars, which carries the risk that the value of the foreign currency will increase or decrease, which may impact the value of the Fund’s portfolio holdings and your investment. Foreign countries may adopt economic policies and/or currency exchange controls that affect its currency valuations in a disadvantageous manner for U.S. investors and companies and restrict or prohibit the Fund’s ability to repatriate both investment capital and income, which could place the Fund’s assets in such country at risk of total loss.

MLP Risk. MLPs are subject to many risks, including those that differ from the risks involved in an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership and are exposed to a remote possibility of liability for all of the obligations of that MLP. Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them. In addition, the value of the Fund’s investment in an MLP will depend largely on the MLP’s treatment as a partnership for U.S. federal income tax purposes. Furthermore, MLP interests may not be as liquid as other more commonly traded equity securities.

MLP Affiliate Risk. The performance of securities issued by MLP affiliates, including common shares of corporations that own general partner interests, primarily depends on the performance of an MLP. The risks and uncertainties that affect the MLP, its operational results, financial condition, cash flows and distributions also affect the value of securities held by that MLP’s affiliate.

Capital Markets Risk. MLPs normally pay out the majority of their operating cash flows to partners. Therefore, MLPs and other issuers in which the Fund invests may rely significantly on capital markets for access to equity and debt financing in order to fund organic growth projects and acquisitions. Should market conditions limit issuers’ access to capital markets, their distribution growth prospects could be at risk.

Debt Securities Risks. Investments in fixed income securities will be subject to credit risk, interest rate risk and prepayment risk. Credit risk is the risk that an issuer will default or fail to pay principal and interest when due. Interest rate risk is the risk that the value of fixed income securities fluctuates with changes in interest rates (e.g., increases in interest rates result in a decrease in value of fixed income securities). The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels. Pre-payment risk is the risk that the principal on fixed income securities will be paid off prior to maturity causing the Fund to invest in fixed income securities with lower interest rates. Duration risk is the risk that holding long duration and long maturity investments will magnify certain other risks, including interest rate risk and credit risk.

Below Investment Grade Debt Securities Risk. Investments in below investment grade debt securities and unrated securities of similar credit quality as determined by the Adviser (commonly known as “junk bonds”) involve a greater risk of default and are subject to greater levels of credit and liquidity risk. Below investment grade debt securities have speculative characteristics and their value may be subject to greater fluctuation than investment grade debt securities.

Large Cap Company Risk. The Fund’s investments in larger, more established companies are subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors potentially resulting in lower markets for their common stock.

Mid Cap and Small Cap Companies Risk. The mid cap and small cap companies may not have the management experience, financial resources, product or business diversification and competitive strengths of large cap companies. Therefore, these securities may have more price volatility and be less liquid than the securities of larger, more established companies.

Investment Company and RIC Compliance Risk. The Fund may be subject to increased expenses and reduced performance as a result of its investments in other investment companies and MLPs. When investing in other investment companies, the Fund bears its pro rata share of the other investment company’s fees and expenses including the duplication of advisory and other fees and expenses. The Fund’s investment in MLPs presents unusual challenges in qualifying each year as a “regulated investment company” under the Code, a designation which allows the Fund to avoid paying taxes at regular corporate rates on its income. If for any taxable year the Fund fails to qualify as a RIC, the Fund’s taxable income will be subject to federal income tax at regular corporate rates. The resulting increase to the Fund’s expenses will reduce its performance and its income available for distribution to shareholders.

IPO Risk. The market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk.

Cybersecurity Risk. Investment advisers, including the Adviser, must rely in part on digital and network technologies (collectively “cyber networks”) to conduct their businesses. Such cyber networks might in some circumstances be at risk of cyber-attacks that could potentially seek unauthorized access to digital systems for purposes such as misappropriating sensitive information, corrupting data, or causing operational disruption.

Illiquid Investments Risk. The Fund may be exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the Fund’s ability to sell particular securities at an advantageous price or in a timely manner. Illiquid investments may include restricted securities that cannot be sold immediately because of statutory and contractual restrictions on resale.

Energy Infrastructure Industry Risk. Companies in the energy infrastructure industry are subject to many risks that can negatively impact the revenues and viability of companies in this industry, including, but not limited to risks associated with companies owning and/or operating pipelines, gathering and processing assets, power infrastructure, propane assets, as well as capital markets, terrorism, natural disasters, climate change, operating, regulatory, environmental, supply and demand, and price volatility risks.

Energy Industry Risk. Companies in the energy industry are subject to many business, economic, environmental, and regulatory risks that can adversely affect the costs, revenues, profits, and viability of companies in the industry. These risks include, but are not limited to, the following: volatility in commodity prices and changes in supply and demand, which may affect the volume of energy commodities transported, processed, stored and/or distributed; specific risks associated with companies owning and/or operating pipelines, gathering and processing energy assets; operating risks including outages, structural and maintenance, impairment and safety problems; changes in the regulatory environment at federal, state and local levels, and in foreign markets; environmental regulation and liability risk; terrorism risk; extreme weather and other natural disasters; and capital markets risk, resulting in a higher capital costs or impacting growth and access to capital.

Convertible Securities Risk. Convertible securities are hybrid securities that have characteristics of both bonds and common stocks and are therefore subject to both debt security risks and equity risk. Convertible securities are subject to equity risk especially when their conversion value is greater than the interest and principal value of the bond. The prices of equity securities may rise or fall because of economic or political changes and may decline over short or extended periods of time.

Preferred Stock Risk. A preferred stock is a blend of the characteristics of a bond and common stock. It may offer a higher yield than common stock and has priority over common stock in equity ownership, but it does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Although the dividend on a preferred stock may be set at a fixed annual rate, in some circumstances it may be changed or passed by the issuer. Preferred stock generally does not confer voting rights.

Tax Risk. The Fund has elected to be, and intends to qualify each year for treatment as, a “regulated investment company” under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). To maintain qualification for federal income tax purposes as a regulated investment company under the Code (“RIC”), the Fund must meet certain source-of-income, asset diversification and annual distribution requirements.

Depreciation or other cost recovery deductions passed through to the Fund from investments in MLPs in a given year will generally reduce the Fund’s taxable income, but those deductions may be recaptured in the Fund’s income in one or more subsequent years. When recognized and distributed, recapture income will generally be taxable to shareholders at the time of the distribution at ordinary income tax rates, even though those shareholders might not have held shares in the Fund at the time the deductions were taken by the Fund, and even though those shareholders will not have corresponding economic gain on their shares at the time of the recapture. In order to distribute recapture income or to fund redemption requests, the Fund may need to liquidate investments, which may lead to additional recapture income.

Comparison of Investment Limitations and Restrictions

The fundamental investment restrictions and limitations of the Funds are the same. See “Investment Limitations and Restrictions of Acquiring Fund and Target Fund.”

Comparison of Portfolio Managers

Tortoise Capital is the adviser to both funds. The portfolio managers of each Fund are Brian A. Kessens, James R. Mick, Matthew G.P. Sallee and Robert J. Thummell, Jr.

How to Purchase and Redeem Shares

Shares of a Fund are purchased or redeemed at the next NAV per share calculated plus any applicable sales charge after your purchase order is received in good order by a Fund. Shares may be purchased or redeemed directly from the Funds or through a financial intermediary, including but not limited to, certain brokers, financial planners, financial advisors, banks, insurance companies, retirement, benefit and pension plans or certain packaged investment products. Institutional Class shares may also be available on certain brokerage platforms. An investor transacting in Institutional Class shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.

INVESTMENT LIMITATIONS AND RESTRICTIONS OF THE
TARGET FUND AND THE ACQUIRING FUND

The Target Fund and the Acquiring Fund have identical fundamental investment limitations. The investment restrictions described below have been adopted by the Target Trust, with respect to the Target Fund, and the Acquiring Trust, with respect to the Acquiring Fund. The investment restrictions described below are fundamental, i.e., they may not be changed without the affirmative vote of the majority of the outstanding shares of a Fund. The term “majority of outstanding shares” of a Fund means (a) 67% or more of the voting shares present at a meeting, if the holders of more than 50% of the outstanding voting shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding voting shares of the Fund, whichever is less. Other investment practices which may be changed by the Target Trust Board or the Acquiring Trust Board without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental.

A.	Fundamental Investment Restrictions

Except with the approval of a majority of its outstanding voting securities, each Fund may not:

1.       Issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed) less liabilities (other than borrowings); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions, reverse repurchase agreements, purchasing securities on a when-issued, delayed delivery or forward delivery basis or short sales in accordance with its objectives and strategies;

2.       Underwrite the securities of other issuers (except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the 1933 Act);

3.       Purchase or sell real estate or interests in real estate, unless acquired as a result of ownership of securities (although the Fund may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate, including REITs);

4.       Purchase or sell physical commodities or commodities contracts, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent the Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by physical commodities;

5.       Make loans of money (except for the lending of the Fund’s portfolio securities, repurchase agreements and purchases of debt securities consistent with the investment policies of the Fund); or

6.       Invest 25% or more of the Fund’s total assets in any particular industry or group of industries, except that the Fund will concentrate its assets in the energy infrastructure industry, and under normal circumstances will invest at least 25% of such Fund’s total assets in the securities of companies that constitute the applicable industry. The foregoing does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

B.	Non-Fundamental Investment Restrictions

In addition to the investment restrictions adopted as fundamental policies as set forth above, each Fund observes the following non-fundamental restriction, which may be changed without a shareholder vote.

1.       Under normal circumstances, the Fund may invest up to 15% of its net assets in illiquid investments.

2.       Under normal circumstances, the Fund will invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in securities of energy infrastructure companies. Energy infrastructure companies are companies that process, store, transport and market natural gas, natural gas liquids, refined products and crude oil (i.e., midstream infrastructure) as well as generate, transport and distribute electricity (i.e., power & renewable infrastructure). For purposes of this strategy, energy infrastructure companies include investment companies that invest primarily in energy infrastructure companies.

3.       Under normal circumstances, the Fund may invest up to: (i) 30% of its total assets in securities denominated in the currency of a non-North American country, which may include securities issued by energy companies organized and/or having securities traded on an exchange outside North America and/or securities of other non-North American companies that are denominated in the currency of a non-North American country.

4.       Under normal circumstances, the Fund may also invest up to 20% of its total assets in debt securities of any issuers, including securities which may be rated below investment grade (“junk bonds”) by an NRSRO or judged by the Adviser to be of comparable credit quality.

5.       Under normal circumstances, the Fund may invest up to 10% of its total assets in securities of any one issuer.

6.       The Fund will not invest in private companies.

7.       The Fund will not engage in short sales of securities.

Each Fund’s compliance with its investment policies and limitations on certain investment percentages will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, except with respect to borrowing for leverage or investing in illiquid investments, any subsequent change in values, net assets or other circumstances will not be considered when determining whether an investment complies with the Fund’s investment policies and limitations on certain investment percentages. If a percentage or rating restriction on investment or use of assets set forth herein or in the Proxy Statement/Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by a Fund will not be considered a violation. If at any time a Fund’s illiquid investments are greater than 15% of its net assets, the Fund will determine how to remediate the excess illiquid investments in accordance with the 1940 Act and the Fund’s policies and procedures. In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by a Fund, the Fund may receive stock, real estate or other investments that the Fund would not, or could not, buy. If this happens, the Fund will sell such investments as soon as practicable while trying to maximize the return to its shareholders. With respect to borrowing, if at any time a Fund’s borrowings exceed one-third of its total assets (including the amount borrowed) less liabilities (other than borrowings), such borrowings will be reduced within three days, (not including Sundays and holidays) or such longer period as may be permitted by the 1940 Act, to the extent necessary to comply with the one-third limitation.

DIVIDENDS AND DISTRIBUTIONS

The Target Fund will distribute net investment income, if any, at least quarterly. The Acquiring Fund intends to distribute distributable cash flow, if any, at least quarterly. The Funds will also distribute net capital gains, if any, at least annually, typically during the fourth calendar quarter. The Funds may make additional distributions if deemed to be desirable at other times during the year. The Funds intend to make distributions that generally reflect the long-term expected total return of the MLP and energy infrastructure investments in which they invest, calculated so that its quarterly distributions of all classes of its shares result in similar yields after adjustment for class-specific expenses.

Distributable cash flow generally represents dividends and distributions from equity investments, interest from debt securities and net premiums from options, less expenses. Net realized capital gains distributions, if any, will be paid out at least annually.

Due to the tax treatment under current law of cash distributions made by MLPs in which the Funds invest, a portion of the distributions the Funds anticipate making may consist of tax-deferred return of capital. To the extent that distributions exceed each Fund’s earnings and profits, distributions are generally not treated as taxable income for the investor. Instead, Fund shareholders will experience a reduction in the basis of their shares, which may increase the capital gain or reduce capital loss realized upon the sale of such shares.

All distributions will be reinvested in Fund shares unless you choose to receive distributions in cash. If you wish to change your distribution option, notify the Transfer Agent in writing or by telephone at 855-TCA-FUND (855-822-3863) in advance of the payment date of the distribution. However, any such change will be effective only as to distributions for which the record date is five or more calendar days after the Transfer Agent has received the written request.

If you elect to receive distributions in cash and the U.S. Postal Service is unable to deliver your check, or if a check remains un-cashed for six months, each Fund reserves the right to reinvest the distribution check in your account at that Fund’s then current NAV per share and to reinvest all subsequent distributions.

Fiscal Year

The Target Fund currently operates on a fiscal year ending November 30. The Acquiring Fund will have a fiscal year ending November 30.

Board Considerations of the REORGANIZATION

At a meeting of the Target Trust Board held on February 5, 2025, the Board, comprised solely of members who are not an “interested person” of the Target Trust, as defined in the 1940 Act, (“Independent Trustees”), unanimously approved the Reorganization and the related Agreement. In approving the Reorganization, the Board determined that: (i) participation in the Reorganization is in the best interest of the Target Fund and its shareholders; and (ii) the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization.

In connection with the February 5, 2025 Board meeting, the Target Trust Board requested and reviewed due diligence material and information relating to: the terms of the Agreement; the Acquiring Fund’s investment objective, investment strategy and risks, as well as its fundamental and non-fundamental investment policies and the extent to which there are any differences vs. those of the Fund; the Acquiring Fund’s fee structure, as compared to the Fund’s fee structure; the projected expenses of the Acquiring Fund compared to the expenses of the Fund, including the contractual expense limitation commitment from the Adviser for the Acquiring Fund; the experience, capabilities and ability of the Adviser to manage the Acquiring Fund; and the fact that the Acquiring Fund’s portfolio managers will be the same persons who managed the Fund; the U.S. federal income tax consequences of the Reorganization; the direct costs anticipated to be incurred in connection with the Reorganization and the fact that the Adviser (and/or its affiliates) would be responsible for absorbing all such costs; and the recommendation of the Adviser.

The Board was provided with information regarding the Adviser and its business and investment management operations; and information regarding the Acquiring Trust and Acquiring Fund and their governance and service provider structure, all of which was requested in order to assist the Board in making an informed business judgement with respect to the Reorganization.

The Independent Trustees were advised by independent legal counsel in their considerations of the Agreement and the Reorganization. The Independent Trustees did not find it practicable to, and did not, assign relative weights to the specific factors considered in reaching their conclusions and determinations to approve the Agreement. Rather, the approval determinations were made on the basis of each Independent Trustee’s business judgment after consideration of all of the factors taken in their entirety. Also, in determining to approve the Reorganization, the Target Trust Board did not consider other possible trust/adviser combinations, as the Target Trust Board believed, for the reasons stated herein, that the proposal by the Adviser is in the best interest of the Target Fund and its shareholders.

The following is a summary of the material factors that the Board considered in approving the Reorganization and recommending that shareholders of the Fund approve the Reorganization:

•	the Reorganization was recommended by the Adviser as investment adviser to the Fund;

•	the reasonableness of the terms and conditions of the Agreement, including that the Reorganization is expected to constitute a “reorganization” within the meaning of Section 368(a) of the Code such that the Fund and its shareholders are not expected to recognize gain or loss for U.S. federal income tax purposes;

•	the Acquiring Fund has the same investment objective and substantially the same principal investment strategies and principal risks as the Fund;

•	the fundamental and non-fundamental policies of the Fund and the Acquiring Fund are substantially the same, with no material differences;

•	the portfolio managers of the Acquiring Fund will be the same as the portfolio managers of the Fund;

•	the advisory fee for the Acquiring Fund is the same as the advisory fee of the Fund;

•	the expense limitation agreement for the Acquiring Fund and the Fund is the same and cannot be terminated by the Adviser before the expiration of its contractual term; • the Adviser (or its affiliates), and not the Fund or the Acquiring Fund, will pay all direct costs associated with the Reorganization;

•	no sales loads, commissions or other transactional fees would be imposed on the Fund’s shareholders in connection with the Reorganization;

•	the experience and background of the Acquiring Trust’s Board and independent trustees;

•	the service provider structure for the Acquiring Trust and Acquiring Fund is expected to be of a sufficiently high quality so as to benefit the Acquiring Fund and its shareholders, and the Adviser believes that the fees and expenses of the new service provider platform are expected to be no higher than those currently in effect and that the new platform may result in administrative efficiencies over time due to the growth opportunities of the new platform;

•	that the Reorganization will be submitted to the shareholders of the Fund for their approval;

•	that shareholders of the Fund who do not wish to become shareholders of the Acquiring Fund may redeem their Fund shares before the Reorganization; and

•	possible alternatives to the Reorganization, including scenarios where the shareholders of the Target Fund do not approve the Plan.

Based on all of the foregoing, the Board concluded that the Fund’s participation in the proposed Reorganization would be in the best interests of the Fund and its shareholders and would not dilute the interests of the Fund’s existing shareholders. The Board, which is comprised solely of Independent Trustees, unanimously recommends that shareholders of the Fund approve the Agreement for the reorganization of the Fund.

Summary of the agreement and PLAN of reorganization

Below is a summary of the important terms of the Agreement and the Reorganization. This summary is qualified in its entirety by reference to the Agreement itself, a form of which is set forth in Exhibit A to this Proxy Statement/Prospectus, and which we encourage you to read in its entirety.

The Reorganization

•	The Reorganization is scheduled to occur in the second quarter of 2025 (the “Closing Date”). The Target Fund will transfer all of its assets to the Acquiring Fund and the Acquiring Fund will assume all of the Target Fund’s liabilities, as contemplated under the Agreement. The Target Fund then will be liquidated, terminated and dissolved.

•	Shareholders of the Target Fund will receive shares of the Acquiring Fund as a result of the Reorganization. There are no material differences in shareholder rights between the declaration of trust and bylaws of each of the Target Trust and the Acquiring Trust.

•	Shareholders of the Target Fund will receive shares of the Acquiring Fund representing an aggregate NAV equal to the aggregate NAV of the Target Fund shares held immediately prior to the closing of the Reorganization.

•	The Adviser acts as the investment adviser to the Target Fund and will act as the investment adviser to the Acquiring Fund. The portfolio management team for the Acquiring Fund will be the same as the portfolio management team for the Target Fund. The Target Fund and the Acquiring Fund have identical investment objectives and principal investment strategies and principal risks except that the Acquiring Fund will be non-diversified which means that it will generally invest a greater portion of its assets in the securities of one or more issuers and will invest overall in a smaller number of issuers than a diversified fund.

•	Based upon an opinion of counsel, the Reorganization will not result in income, gain or loss being recognized for federal income tax purposes by an exchanging shareholder or by the Target Fund or the Acquiring Fund. The Reorganization will not take place unless each Fund receives a tax opinion from Vedder Price P.C.

Agreement and Plan of Reorganization

The shareholders of the Target Fund are being asked to approve an Agreement for their Fund substantially in the form attached as Exhibit A. The description of the Agreement contained herein includes certain material provisions of the Agreement.

Determination of Net Asset Value. If the Reorganization is approved, the Acquiring Fund will issue to the Target Fund a number of the Acquiring Fund’s shares representing an aggregate NAV equal to the aggregate NAV of the Target Fund shares held immediately prior to the closing of the Reorganization.

Conditions to Closing the Reorganization. The obligation of each Fund to consummate the Reorganization is subject to the satisfaction or waiver of certain conditions, including each Fund’s performance of all its obligations under the Agreement, the receipt of certain documents and financial statements from the Target Fund and the receipt of all consents, orders and permits necessary to consummate the Reorganization. The obligations of the Acquiring Fund and the Target Fund are subject to the approval of the Agreement by the necessary vote of the outstanding shares of the Target Fund with respect to the Reorganization. The Funds’ obligations are also subject to the receipt of an opinion of Vedder Price P.C. as to the U.S. federal income tax consequences of the Reorganization.

Termination of the Agreement. The Target Trust Board or the Acquiring Trust Board may terminate the Agreement (even if the shareholders of the Target Fund have already approved it) at any time prior to the Closing Date, by (i) the mutual agreement of the parties without further action by the Target Board or the Acquiring Board or by resolution of the Acquiring Board or the Target Board, on behalf of the Acquiring Fund or the Target Fund, respectively, if circumstances should develop that, in the opinion of such Board, as applicable, make proceeding with the Agreement inadvisable; (ii) by the Target Trust, on behalf of the Target Fund, if any condition of its obligations set forth in Article VI of the Agreement has not been fulfilled or waived and it reasonably appears that such condition or obligation will not or cannot be met; or (iii) by the Acquiring Trust on behalf of the Acquiring Fund, if any condition of tis obligations set forth in Article VI of the Agreement has not been fulfilled or waived and it reasonable appears that such condition or obligation will not or cannot be met at any time.

capitalization

The following table sets forth as of December 31, 2024: (i) the capitalization of the Target Fund, and (ii) the pro forma combined capitalization of the Acquiring Fund assuming the Reorganization had been completed as of such date. If the Reorganization is consummated, the capitalizations are likely to be different on the Closing Date, potentially materially different, because of daily share purchase and redemption activity in the Target Fund and changes in NAV per share.

	Target Fund	Adjustment (1)	Acquiring Fund
Net Assets
A Class	$292,168,882	$-	$292,168,882
Institutional Class	2,788,058,851	-	2,788,058,851
C Class	19,305,765	-	19,305,765
Total	$3,099,533,497	$-	$3,099,533,497

Shares Outstanding
A Class	15,446,931	-	15,446,931
Institutional Class	145,006,592	-	145,006,592
C Class	1,047,692	-	1,047,692
Total	161,501,215	-	161,501,215

Net Asset Value Per Share
A Class	$18.91	$-	$18.91
Institutional Class	$19.23	$-	$19.23
C Class	$18.43	$-	$18.43

(1)	No adjustments have been made with respect to the cost of the Reorganization because the Adviser of the Target Fund is paying the cost of the Reorganization, whether or not the Reorganization is consummated. The costs of the Reorganization shall include, but not be limited to, costs associated with preparation and filing of the Registration Statement and printing and distribution of the Information Statement/Prospectus, legal fees, accounting fees, proxy solicitation, and securities registration fees.

DESCRIPTION of Shares to be issued by the Acquiring Fund

As a general matter, the shares of the Target Fund and the Acquiring Fund have similar voting rights, although there are differences as described under “Additional Information about the Target Fund and the Acquiring Fund—General Comparison of the Target Fund and the Acquiring Fund” at page 19 and the same rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the respective Fund and have no rights to cumulative voting. Shareholders of each Fund are entitled to one vote per share on any matter on which the shares are entitled to vote and a fractional vote for any fractional shares entitled to vote.

Under the organizational documents of the Target Trust, shareholders of the Target Fund are not entitled to dissenter’s rights of appraisal with respect to the Reorganization. Shareholders of the Target Fund, however, may redeem their shares before the Closing Date of the Reorganization. After the Reorganization is consummated, Target Fund shareholders will hold shares of the Acquiring Fund.

Shares of the Acquiring Fund, when issued pursuant to the term of the Agreement, will be fully paid and non-assessable and have no rights to cumulative voting. Shareholders of the Acquiring Fund have no preference, preemptive, conversion or exchange rights, except as the Acquiring Trust Board may determine from time to time.

Further discussion of the organizational documents and the material provisions thereunder for each of the Target Fund and the Acquiring Fund is available under “Additional Information about the Target Fund and the Acquiring Fund.”

Federal INCOME Tax Consequences of the REORGANIZATION

As a condition to the Target Fund’s and the Acquiring Fund’s obligation to consummate the Reorganization, each Fund will receive a tax opinion from Vedder Price P.C. (which opinion will be based on certain factual representations and certain customary assumptions and exclusions) with respect to the Reorganization substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

1.	The acquisition by the Acquiring Fund of substantially all of the properties of the Target Fund in exchange solely for Acquiring Fund Shares and the assumption of all liabilities of the Target Fund by the Acquiring Fund followed by the distribution of Acquiring Fund Shares to the Target Fund Shareholders in exchange for their Target Fund shares in complete liquidation and termination of the Target Fund will constitute a tax-free reorganization under Section 368(a) of the Code.

2.	The Target Fund will not recognize gain or loss upon the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption of all liabilities of the Target Fund.

3.	The Target Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares received by the Target Fund in the Reorganization.

4.	The Acquiring Fund will recognize no gain or loss upon receiving the properties of the Target Fund in exchange solely for Acquiring Fund Shares and the assumption of all liabilities of the Target Fund.

5.	The adjusted basis to the Acquiring Fund of the properties of the Target Fund received by the Acquiring Fund in the Reorganization will be the same as the adjusted basis of those properties in the hands of the Target Fund immediately before the exchange.

6.	The Acquiring Fund’s holding periods with respect to the properties of the Target Fund that the Acquiring Fund acquires in the Reorganization will include the respective periods for which those properties were held by the Target Fund.

7.	The shareholders of the Target Fund will recognize no gain or loss upon receiving the Acquiring Fund Shares solely in exchange for Target Fund shares.

8.	The aggregate basis of the Acquiring Fund Shares received by each Target Fund Shareholder in the Reorganization will be the same as the aggregate basis of Target Fund shares surrendered by the Target Fund Shareholder in exchange therefor.

9.	Each Target Fund Shareholder’s holding period for the Acquiring Fund Shares received by the Target Fund Shareholders in the Reorganization will include the holding period during which the Target Fund Shareholder held Target Fund shares surrendered in exchange therefor, provided that the Target Fund Shareholder held such shares as a capital asset on the date of Reorganization.

No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any Target Fund shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

The opinion will be based on certain factual representations and assumptions. The opinion will rely on such representations and will assume the accuracy of such representations. If such representations and assumptions are incorrect, the Reorganization may not qualify as a tax-free reorganization for federal income tax purposes, and the Target Fund and Target Fund shareholders may recognize taxable gain or loss as a result of the Reorganization.

Furthermore, any gain the Acquiring Fund realizes after the Reorganization, including any built-in gain in the portfolio investments of the Target Fund may result in taxable distributions to shareholders holding shares of the Acquiring Fund (including former shareholders of the Target Fund who hold shares of the Acquiring Fund following the Reorganization). As a result, shareholders of the Target Fund may receive a greater amount of taxable distributions than they would have received had the Reorganization not occurred.

This description of the federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

ADDITIONAL INFORMATION ABOUT THE TARGET FUND AND THE ACQUIRING FUND

General Comparison of the Target Fund and the Acquiring Fund

The Target Trust is a Delaware statutory trust governed by Delaware and federal law, its Certificate of Trust, Amended and Restated Agreement and Declaration of Trust (the “Target Trust Declaration of Trust”) and Amended and Restated Bylaws (the “Target Trust Bylaws”) and the Target Trust Board. The Acquiring Trust is a Maryland statutory trust governed by Maryland and federal law, its Certificate of Trust, the Acquiring Trust Declaration of Trust (as defined below), the Acquiring Trust Bylaws (as defined below) and the Acquiring Trust Board. The operations of the Target Trust and the Acquiring Trust are also governed by applicable state and federal law. The Target Trust Declaration of Trust, the Target Trust Bylaws, the Acquiring Trust Declaration of Trust and the Acquiring Trust Bylaws are each referred to herein as the “governing documents.”

The shares of the Target Fund and the Acquiring Fund have similar voting rights, although there are differences. The shareholders of the Target Fund and the shareholders of the Acquiring Fund are entitled to vote on the election or removal of trustees; however, shareholders of the Target Fund are entitled to vote only on such additional matters relating to the applicable Trust as may be required by the Trust’s governing documents, or any registration of the Trust with the SEC or as the trustees may consider necessary or desirable and shareholders of the Acquiring Fund are entitled to vote only on such additional matters relating to the applicable Trust as may be required by law or as the trustees may consider and determine necessary or desirable. As open-end mutual funds, the Target Fund and the Acquiring Fund are generally not required to hold annual meetings of shareholders to elect trustees. In addition, shareholders of the Target Fund and the Acquiring Fund have the same rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the respective Fund and have no rights to cumulative voting.

The Acquiring Trust Declaration of Trust sets forth a process for the bringing of derivative actions by shareholders to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the Acquiring Fund or its shareholders because of spurious shareholder demands and derivative actions. The Target Trust Declaration of Trust sets forth requirements for the bringing of derivative actions by shareholders, which must be brought in accordance with Section 3816 of the Delaware Statutory Trust Act (the “Delaware Act”) as well as meet further requirements from Section 13 of the Target Trust Declaration of Trust, including that shareholders owning at least 10% of the Target Fund must join in order to bring a derivative action. The Acquiring Trust Declaration of Trust requires that certain actions by shareholders against the Acquiring Trust or the Acquiring Fund be brought only in the Circuit Court for Baltimore City, Maryland, or the U.S. District Court for the District of Maryland (Northern Division) (in each case, to the extent there is subject matter jurisdiction in such court for the claims asserted), and that the right to jury trial be waived to the fullest extent permitted by law. These requirements may result in shareholders’ having to bring claims in a court that may be less convenient and/or less favorable for a shareholder than one or more other courts. In addition, certain of these requirements may be unenforceable under the federal securities laws because both the Securities Act of 1933, as amended, and the 1940 Act permit claims arising under those acts to be brought in both state and federal court. The Target Trust Bylaws do not require that certain actions by shareholders against the Target Trust or Target Fund be brought only in certain courts.

Certain Information About the Trustees and Officers

Following the completion of the Reorganization, the operations of the Acquiring Fund will be overseen by the Acquiring Trust Board. The business of the Acquiring Trust is managed under the direction of the Acquiring Trust Board in accordance with its governing documents, which have been filed with the SEC. The Acquiring Trust Board currently consists of five individuals, four of whom are Independent Trustees. Additional information about each of the current trustees and officers of the Acquiring Trust may be found in the Statement of Additional Information. The Target Trust Board consists of four trustees, all of whom are trustees that are not considered to be “interested persons” of the Funds, as defined by the 1940 Act (“Independent Trustees”).

Maryland Statutory Trusts and the Acquiring Trust’s Governing Documents

The Acquiring Trust is governed by the Maryland Statutory Trust Act (“Maryland Act”), and its declaration of trust and bylaws. The below is a summary of some of the key provisions of applicable Maryland law and the governing documents with respect to the Acquiring Fund. This summary does not purport to be a complete analysis of all items under the governing documents and applicable law, and we refer you to applicable Maryland law and the governing documents.

General. The Acquiring Trust is a statutory trust organized under the laws of Maryland pursuant to a Certificate of Trust, dated as of August 13, 2024, and governed by its Certificate of Trust (the “Acquiring Trust Certificate”), the Third Amended and Restated Declaration of Trust of the Acquiring Trust dated as of November 4, 2024 (the “Acquiring Trust Declaration”) and the Bylaws of the Acquiring Trust (the “Acquiring Trust Bylaws,” together with the Acquiring Trust Certificate and the Acquiring Trust Declaration, the “Acquiring Trust Governing Documents”). Maryland law provides a statutory framework for the powers, duties, rights and obligations of the trustees and shareholders of a statutory trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in a trust’s declaration of trust. The Maryland Act provides flexibility to a trust organized under its jurisdiction to provide for many of the terms of its governance in its declaration or other instrument of trust.

The Acquiring Trust Declaration provides that the business and affairs of the Acquiring Trust are managed under the direction of the trustees and gives the trustees exclusive and absolute control over the property and business of the Acquiring Trust. In construing the provisions of the Acquiring Trust Declaration, the presumption is in favor of a grant of power to the trustees. The Acquiring Trust Declaration also provides that by becoming a shareholder of the Acquiring Fund, each shareholder shall be expressly held to have agreed to be bound by the provisions of the Acquiring Trust Declaration and any other governing instrument of the Acquiring Trust, such as the Acquiring Trust Bylaws.

Shares of Beneficial Interest. The Acquiring Fund may issue an unlimited number of shares of beneficial interest for such consideration and on such terms as the trustees may determine, and all such shares, when issued, will be fully paid and non-assessable. The Acquiring Trust Declaration provides that the trustees may establish series and classes in addition to those currently established and that the trustees may determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the Acquiring Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into shares of another class. Each share of the Acquiring Fund, as a series of the Acquiring Trust, represents an interest in the Acquiring Fund only and not in the assets of any other series of the Acquiring Trust.

Terms of Trustees; Removal of Trustees. The Acquiring Trust Declaration provides that the trustees of the Acquiring Trust may establish the number of trustees and that vacancies on the Board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. When a vote of shareholders is required to elect trustees, the Acquiring Trust Declaration provides that such trustees shall be elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Acquiring Trust Declaration also provides that a retirement policy, which may include a mandatory retirement age, may be adopted by the action of two-thirds of the trustees and that trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Acquiring Trust, or by a vote of two-thirds of the remaining trustees. The provisions of the Acquiring Trust Declaration relating to the election and removal of trustees may not be amended without the approval of two-thirds of the trustees.

Trustees’ Liability and Indemnification. The Acquiring Trust Declaration provides that a trustee acting in his or her capacity as a trustee is not personally liable to any person, other than the Acquiring Trust or its shareholders, in connection with the affairs of the Acquiring Trust. Each trustee is required to perform his or her duties in good faith, in a manner he or she reasonably believes to be in the best interests of the Acquiring Trust and with the care that an ordinarily prudent person in a like position would use under similar circumstances. All actions and omissions of trustees are presumed to be in accordance with the foregoing standard of performance, and any person alleging the contrary has the burden of proving that allegation.

The Acquiring Trust Declaration limits a trustee’s or officer’s liability to the Acquiring Trust or any shareholder to the fullest extent permitted under current Maryland law, and subject to applicable federal securities laws, including the 1940 Act, by providing that no person who has been a trustee or officer shall be liable to the Acquiring Trust or its shareholders for monetary damages except (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the trustee or officer is entered in a proceeding based on a finding in the proceeding that the trustee’s or officer’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The Acquiring Trust Declaration also provides that, notwithstanding any other provision to the contrary, no provision of the Acquiring Trust Declaration modifying, restricting, or eliminating the duties or liabilities of the trustees or officers arising under state law shall (including the standards of conduct set forth in Section 12-402 of the Maryland Act) apply to, or in any way limit, the duties or the liability of such persons under the federal securities laws. The Acquiring Trust Declaration requires the Acquiring Trust to indemnify any persons who are or who have been trustees, officers or employees of the Acquiring Trust to the fullest extent permitted by law against liability and expenses in connection with any claim or proceeding in which he or she is involved by virtue of having been a trustee, officer or employee. Subject to applicable federal law, expenses related to the defense against any claim to which indemnification may apply shall be advanced by the Acquiring Trust upon receipt of an undertaking by or on behalf of the recipient of those expenses to repay the advanced amount if it is ultimately found that he or she is not entitled to indemnification. In making any determination as to whether a person has engaged in conduct for which indemnification is not available, or as to whether there is reason to believe that such person ultimately will be found entitled to indemnification, such person shall be afforded a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Acquiring Trust Declaration provides that any trustee who serves as chair of the Board, a member or chair of a committee of the Board, lead independent trustee, audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Shareholder Meetings. Under the Acquiring Trust Governing Documents, the Acquiring Fund is not required to hold an annual meeting of shareholders but will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Acquiring Trust Declaration or the Acquiring Trust Bylaws. Under the Acquiring Trust Bylaws, meetings of shareholders will also be called upon the written request of the shareholders holding shares representing in the aggregate not less than a majority of the voting power of the shares entitled to vote on the matters specified in such written request provided that the request states the purposes of such meeting and the matters proposed to be acted on, and the shareholders requesting such meeting have paid to the Acquiring Trust the reasonably estimated cost of preparing and mailing and/or delivering the notice of the meeting.

Voting Rights. Under the Acquiring Trust Declaration, the trustees have broad authority to direct the business and affairs of the trust without a vote of shareholders. The Acquiring Trust Declaration provides that shareholders shall not have the power to vote on any matter except: (i) for the election or removal of trustees to the extent and as provided in the Acquiring Trust Declaration, and (ii) with respect to such additional matters relating to the Acquiring Trust as may be required by law or as the trustees may consider and determine necessary or desirable. Any action taken by shareholders shall require the affirmative vote of the holders of shares representing a majority, except in the case of the election of trustees which shall only require a plurality, of votes cast at a meeting of shareholders at which a quorum is present, except as may be otherwise required by applicable law or by the Acquiring Trust Declaration. Consistent with the Maryland Act, any other actions may be taken by the trustees without seeking the consent of shareholders. For example, the trustees are empowered to amend the Acquiring Trust Declaration or authorize the merger or consolidation of the Acquiring Trust or the Acquiring Fund into another trust or entity, reorganize the Acquiring Trust or the Acquiring Fund into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Acquiring Trust or the Acquiring Fund to another entity, or a series or class of another entity, terminate the Acquiring Trust or any series or class, or adopt or amend the Acquiring Trust Bylaws, in each case without shareholder approval if the 1940 Act would not require such approval.

The Acquiring Trust Declaration provides that each shareholder of the Acquiring Trust is entitled to one vote per share on any matter on which the shares are entitled to vote. All shareholders of record of all series and classes of the Acquiring Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares. There is no cumulative voting on any matter submitted to a vote of the shareholders.

Shareholder Liability. The Acquiring Trust Declaration provides that shareholders of the Acquiring Fund are not personally liable for the obligations of the Acquiring Fund and requires the Acquiring Fund to indemnify a shareholder against any loss or expense claimed solely because of the shareholder’s being or having been a shareholder. The Acquiring Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder.

Inspection Rights. The Acquiring Trust Governing Documents provide that shareholders shall only have such right to inspect the records, documents, accounts and books of the Acquiring Trust or any series or class thereof as required by law (other than the Maryland Act) and may be granted from time to time by the trustees in their sole discretion.

Involuntary Redemption by Trust. Under the Acquiring Trust Declaration, the Acquiring Fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide the Acquiring Fund with identification required by law, or if the Acquiring Fund is unable to verify the information received from the shareholder. Additionally, shares of the Acquiring Fund may be redeemed in connection with the closing of small accounts.

Quorum and Voting. Under the Acquiring Trust Governing Documents, the holders of outstanding shares entitled to vote and present in person or by proxy representing one-third (33 1/3%) of the voting power of the Acquiring Trust shall constitute a quorum at any meeting of the Shareholders, except that where pursuant to any provision of law, the Acquiring Trust Declaration or the Acquiring Trust Bylaws, a vote shall be taken by individual series or class then outstanding shares entitled to vote and present in person or by proxy representing one-third (33 1/3%) of the voting power of that series or class shall be necessary to constitute a quorum for the transaction of business by that series or class. For the purposes of establishing whether a quorum is present, all Shares present and entitled to vote, including abstentions and broker non-votes, shall be counted. If a quorum is present at any meeting, a majority of the shares voted decide any question, except if a plurality vote is necessary for the election of trustees and except as may be otherwise required by applicable law or any other provision of the Acquiring Trust Declaration or the Acquiring Trust Bylaws. If the 1940 Act requires approval of a majority of the outstanding voting securities, then the vote required by the 1940 Act is the lesser of: (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares entitled to vote are present or represented by proxy; or (b) more than 50% of the outstanding shares entitled to vote.

Disclosure of Shareholder Holdings. The Acquiring Trust Declaration specifically requires shareholders, upon demand, to disclose to the Acquiring Fund such information with respect to their ownership of shares of the Acquiring Fund, whether direct or indirect, as the trustees may deem necessary to comply with various laws or regulations or for such other purpose as the trustees may decide. The Acquiring Fund may disclose such ownership information if required by law or regulation, or as the trustees otherwise decide.

Derivative Actions. The Acquiring Trust Declaration sets forth a process for the bringing of derivative actions by shareholders to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the Acquiring Fund or its shareholders because of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by no fewer than three unrelated shareholders (or in the case of a derivative action based on claims arising under the federal securities laws, by at least one shareholder) must be made on the trustees. The Acquiring Trust Declaration details information, certifications, undertakings, and acknowledgements that must be included in the demand. The trustees of the Acquiring Trust are not required to consider a demand that is not submitted in accordance with the requirements contained in the Acquiring Trust Declaration. The Acquiring Trust Declaration also requires that, to bring a derivative action, the complaining shareholders must be joined in the action by shareholders owning, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, shares representing at least 5% of the voting power of the affected funds (except with respect to derivative actions based on claims arising under the federal securities laws). The trustees of the Acquiring Trust have a period of 90 days, which may be extended for an additional period not to exceed 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that a suit should be maintained, then the Acquiring Trust will commence the suit and the suit will proceed directly and not derivatively. If a majority of the Acquiring Trust’s Independent Trustees determines that maintaining the suit would not be in the best interests of the Acquiring Fund, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not consistent with the standard of performance required of the trustees in performing their duties. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the consideration of the demand, if, in the judgment of the Acquiring Trust’s Independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Acquiring Trust Declaration, the shareholders bringing the action may be responsible for the Fund’s costs, including attorneys’ fees. Notwithstanding the foregoing, shareholders will not be responsible for such costs and expenses in connection with a demand or derivative action to the extent that such demand or derivative action is based on claims arising under the federal securities laws, but only with respect to such claims arising under the federal securities laws.

The Acquiring Trust Declaration further provides that the Acquiring Fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the Acquiring Fund is obligated to pay shall be calculated using reasonable hourly rates. The Acquiring Trust Declaration further provides that no provision of the Acquiring Trust Declaration will be effective to require a waiver of compliance with any provision of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, or the 1940 Act, or of any valid rule, regulation or order of the Commission thereunder.

Forum Selection. The Acquiring Trust Declaration requires that certain actions by shareholders against the Acquiring Trust or the Acquiring Fund be brought only in the Circuit Court for Baltimore City, Maryland, or the U.S. District Court for the District of Maryland (Northern Division) (in each case, to the extent there is subject matter jurisdiction in such court for the claims asserted), and that the right to jury trial be waived to the fullest extent permitted by law. This requirement may result in shareholders having to bring claims in a court that may be less convenient and/or less favorable for a shareholder than one or more other courts.

Preemptive Rights. Under the Acquiring Trust Declaration, shareholders of the Acquiring Fund are not entitled to any appraisal rights with respect to their shares and, except as the trustees may determine, shall have no preemptive, conversion, exchange, or similar rights.

Amendments to Governing Documents. The Acquiring Trust Declaration generally may be amended by action of a majority of the trustees without the vote of shareholders, but no amendment may be made to the Acquiring Trust Declaration that impairs the exemption from personal liability granted in the Acquiring Trust Declaration to persons who are or have been shareholders, trustees, officers or employees of the Acquiring Trust or that limits the rights to indemnification, advancement of expenses or insurance provided in the Acquiring Trust Declaration with respect to actions or omissions of persons entitled to indemnification, advancement of expenses or insurance under the Acquiring Trust Declaration prior to the amendment. The Acquiring Trust Bylaws may be amended by action of a majority of the trustees.

Delaware Statutory Trusts and the Target Trust’s Governing Documents

The Target Trust is governed by the Delaware Statutory Trust Act (“Delaware Act”), and its Declaration of Trust and Bylaws. The below is a summary of some of the key provisions of applicable Delaware law and the governing documents with respect to the Target Fund. This summary does not purport to be a complete analysis of all items under the governing documents and applicable law, and we refer you to applicable Delaware law and the governing documents.

General. The Target Trust is a statutory trust organized under the laws of Delaware pursuant to a Certificate of Trust, dated as of January 27, 2011, and governed by the Amended and Restated Declaration of Trust of the Target Trust dated as of November 16, 2016 (the “Target Trust Declaration”) and the Bylaws of the Target Trust (the “Target Trust Bylaws,” together with the Target Trust Declaration, the “Target Trust Governing Documents”). Delaware law provides a statutory framework for the powers, duties, rights and obligations of the trustees and shareholders of a statutory trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in a trust’s declaration of trust. The Delaware Act provides flexibility to a trust organized under its jurisdiction to provide for many of the terms of its governance in its declaration or other instrument of trust. The Target Trust Declaration provides that the business of the Target Trust is managed by the trustees and in construing the provisions of the Target Trust Declaration, the presumption is in favor of a grant of power to the trustees. The Target Trust Declaration also provides that by becoming a shareholder of the Target Fund, each shareholder will be expressly held to have agreed to be bound by the provisions of the Target Trust Declaration and any other governing instrument of the Target Trust, such as the Target Trust Bylaws.

Shares of Beneficial Interest. The trustees of the Target Trust have the power to issue unlimited shares, authorize the division of shares into separate series, and authorize the division of series into separate classes of shares without shareholder approval. The Target Declaration provides that the trustee may establish and designate variations in the relative rights and preferences as between the different series. All shares when issued under the Target Trust Declaration on the terms determined by the trustees will be fully paid and non-assessable. The trustees have the authority to provide from time to time that the holders of shares of any series or class will have the right to convert or exchange such shares for or into shares of one or more other series or classes or for interests in one or more other trusts, corporations, or other business entities (or a series or class of any of the foregoing) in accordance with such requirements and procedures as may be established by the trustees from time to time. The trustees also have the authority, without the approval of the shareholders of any series unless otherwise required by the 1940 Act, to combine the assets and liabilities held with respect to any two or more series into assets and liabilities held with respect to a single series.

Terms of Trustees; Removal of Trustees. The Target Trust Declaration provides that the trustees of the Target Trust may fix the number of trustees constituting the Board by a written instrument signed, or by resolution approved at a duly constituted meeting, by a majority of the Board, provided, however, that the number of trustees will in no event be less than one (1) nor more than fifteen (15). Subject to the requirements of the 1940 Act, the Target Trust Declaration provides that trustees, by action of a majority of the then acting trustees at a duly constituted meeting, may fill vacancies in the Board or remove trustees with or without cause. The Target Trust Declaration also provides that any trustee may be removed at any meeting of shareholders by a vote of two-thirds of the outstanding shares of the trust. A meeting of shareholders for the purpose of electing or removing one or more trustees may be called (i) by the trustees upon their own vote, or (ii) upon the demand of shareholders owning 10% or more of the shares of the Target Trust in the aggregate.

Trustees’ Liability and Indemnification. The Target Trust Declaration provides that the Target Trust will indemnify each of its trustees, against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and expenses including reasonable accountants’ and counsel fees) reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding of any kind and nature whatsoever, whether brought in the right of the Target Trust or otherwise, and whether of a civil, criminal or administrative nature, before any court or administrative or legislative body, including any appeal therefrom, in which he or she may be involved as a party, potential party, non-party witness or otherwise or with which he may be threatened, while as an indemnified person or thereafter, by reason of being or having been such an indemnified person, except against any liability to the Target Trustor its shareholders to which such indemnified person would otherwise be subject by reason of bad faith, willful misconduct, or gross negligence of his duties involved. Expenses, including accountants’ and counsel fees so incurred by any such indemnified person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Target Trust or a series in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such indemnified person to repay amounts so paid to the Target Trust if it is ultimately determined that indemnification of such expenses is not authorized under the Target Trust Declaration and either (i) such Indemnified person provides security for such undertaking, (ii) the Target Trust is insured against losses arising by reason of such payment, or (iii) a majority of a quorum of disinterested, non-party trustees, or independent legal counsel in a written opinion, determines, based on a review of readily available facts, that there is reason to believe that such indemnified person ultimately will be found entitled to indemnification.

Shareholder Meetings. Under the Target Trust Governing Documents, a meeting of the shareholders may be called by the trustees for the purposes of electing trustees and for taking action upon any other matter deemed by the trustees to be necessary or desirable. Target Trust Governing Documents provide that meetings of the shareholders will be called by any trustee upon written request of shareholders holding, in the aggregate, not less than 10% of the shares, such request specifying the purpose or purposes for which such meeting is to be called. The Target Trust Governing Documents further provide that a meeting of shareholders may be held at any place designated by the trustees. Written notice of any meeting of shareholders will be given or caused to be given by the trustees by mailing such notice at least seven (7) days before such meeting, postage prepaid, stating the time and place of the meeting, to each shareholder at the shareholder’s address as it appears on the records of the Trust. Whenever notice of a meeting is required to be given to a shareholder under the Target Trust Declaration or the Target Trust Bylaws, a written waiver thereof, executed before or after the meeting by such shareholder or his attorney thereunto authorized and filed with the records of the meeting, will be deemed equivalent to such notice.

Voting Rights. The 1940 Act provides that shareholders of the Target Fund have the power to vote with respect to certain matters: specifically, for the election of trustees, the selection of auditors (under certain circumstances), approval of investment advisory agreements and plans of distribution, and amendments to policies, objectives or restrictions deemed to be fundamental. The governing documents of the Target Trust provide that shareholders have the right to vote (a) for the election and removal of trustees to the extent required by law, including filling any vacancies on the Target Fund’s Board, at a meeting called for that purpose by the Target Fund’s Board, or, to the extent provided by the 1940 Act, the shareholders; (b) to approve additional matters as may be required by law, the governing documents, or any registration statement filed with the SEC or any state, or (c) on such other matters as the trustees may consider necessary or desirable.

The governing documents of the Target Trust further provide that each shareholder is entitled to one vote for each full share held, and a fractional vote for each fractional share held, and that the Target Fund will vote separately on matters relating solely to it. Shareholders of the Target Fund are not entitled to cumulative voting in the election of trustees.

Shareholder Liability. The Target Trust Governing Documents generally provide that shareholders will not be subject to personal liability for the obligations of the Target Fund. Shareholders are entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.  Neither the Target Trust nor the trustees, nor any officer, employee nor agent of the Target Trust have any power to bind personally any shareholders, nor, except as specifically provided in the Target Trust Declaration, to call upon any shareholder for the payment of any sum of money or assessment whatsoever other than such as the shareholder may at any time personally agree to pay.

Inspection Rights. The Target Trust Governing Documents provide that the original or a copy of the Declaration of Trust and of each restatement and/or amendment hereto will be kept at the office of the Target Trust where it may be inspected by any shareholder.

Involuntary Redemption by Trust. Under the Target Trust Declaration, the Target Trust will have the right to redeem shares of any shareholder at the net asset value for any reason under the terms established by the trustees from time to time including but not limited to: (i) if at such time such shareholder owns shares of any series having an aggregate net asset value of less than an amount determined from time to time by the trustees; (ii) to the extent that such shareholder owns shares of a particular series equal to or in excess of a percentage of the outstanding shares of that series determined from time to time by the trustees; (iii) the failure of a shareholder to supply a tax identification number or other identification or if the Target Trust is unable to verify a shareholder’s identity; (iv) the failure of a shareholder to pay when due the purchase price of shares, (v) when the Target Trust is requested or compelled to do so by governmental authority; or (vi) the determination by the trustees or pursuant to policies and procedures adopted by the trustees that ownership of shares is not in the best interest of the remaining shareholders of the Target Trust or applicable series or class.

Quorum and Voting. The Target Trust Governing Documents provide that, except as otherwise required by the 1940 Act or other applicable law, thirty-three and one-third percent (33 and 1/3%) of the shares present or represented by proxy and entitled to vote at a shareholder meeting will constitute a quorum and, if a quorum is present at any meeting, a majority of the shares voted decide any question, except if a plurality vote is necessary for the election of trustees. If the 1940 Act requires approval of a majority of the outstanding voting securities, then the vote required by the 1940 Act is the lesser of: (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares entitled to vote are present or represented by proxy; or (b) more than 50% of the outstanding shares entitled to vote.

Submission of Shareholder Proposals. The Target Trust does not have provisions in its governing documents that require shareholders to provide advance notice to the Target Fund, as applicable, in order to present a proposal at a shareholder meeting. Nonetheless, the federal securities laws, which apply to the Target Fund, require that certain conditions be met to present any proposal at a shareholder meeting. The matters to be considered and brought before an annual or special meeting of shareholders of the Target Fund are limited to only those matters, including the nomination and election of trustees, which are properly brought before the meeting. These requirements are intended to provide the Target Fund’s Board the opportunity to better evaluate the proposal and provide additional information to shareholders for their consideration in connection with the proposal. Failure to satisfy the requirements of these advance notice provisions means that a shareholder may not be able to present a proposal at an annual or special shareholder meeting.

Derivative Actions. Under the Delaware Act, a shareholder may bring a derivative action if trustees with authority to do so have refused to bring the action or if a demand upon the trustees to bring the action is not likely to succeed. A shareholder may bring a derivative action only if the shareholder is a shareholder at the time the action is brought and: (1) was a shareholder at the time of the transaction complained about or (2) acquired the status of shareholder by operation of law or pursuant to the governing instruments from a person who was a shareholder at the time of the transaction.

The governing documents of the Target Trust provide that shareholders owning at least 10% of the Target Fund must join in bringing a derivative action. In addition, the governing documents of the Target Trust also provide that a shareholder of the Target Fund may only bring a derivative action if the following conditions are met: (i) the shareholder must make a pre-suit demand upon the Target Fund’s Board to bring the subject action unless an effort to cause the trustees to bring such an action is not likely to succeed; and a demand on the trustees will only be deemed not likely to succeed and therefore excused if a majority of the trustees, or a majority of any committee established to consider the merits of such action, has a personal financial interest in the transaction at issue, and a trustee will not be deemed interested in a transaction or otherwise disqualified from ruling on the merits of a shareholder demand by virtue of the fact that such trustee receives remuneration for his service as a trustee of the Target Trust or as a trustee or director of one or more investment companies that are under common management with or otherwise affiliated with the Target Trust; and (ii) unless a demand is not required under clause (i) of this paragraph, the Target Trust’s trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim; and the trustees will be entitled to retain counsel or other advisors in considering the merits of the request and may require an undertaking by the shareholder making such request to reimburse the Target Trust for the expense of any such advisors in the event that the trustees determine not to bring such action. The Target Trust’s trustees may designate a committee of two or more trustees to consider a shareholder demand if necessary to create a committee with a majority of trustees who do not have a personal financial interest in the transaction at issue.

For the avoidance of doubt, the limitations stated herein regarding the ability of Target Fund’s shareholders to bring a derivative action do not apply to claims brought under the federal securities laws.

Forum Selection. The Target Trust Declaration does not contain a provision regarding forum selection.

Preemptive Rights. Under the Target Trust Declaration, shareholders will have no preemptive or other right to subscribe to any additional shares or other securities issued by the Target Trust or any series.

Amendment of Governing Documents. Except as otherwise required by applicable law, the Target Fund’s Board generally has the right to amend the governing instruments without shareholder approval; provided that before adopting any such amendment without shareholder approval the Target Trust Board of Trustees will determine that it is consistent with the fair and equitable treatment of all shareholders or that shareholder approval is not otherwise required by the 1940 Act. Shareholder approval is required for an amendment to the Target Trust Declaration of Trust that would adversely affect to a material degree the voting rights and liquidation preferences of the shares of any series (or class). The Target Trust Bylaws may be amended, and/or restated at any time, without shareholder approval.

Service Providers

Below is information on the service providers that will continue to provide substantially similar services to the Acquiring Fund as they currently provide to the Target Fund. Except with respect to the independent registered public accounting firm and legal counsel, each service provider to the Acquiring Fund will be the same as the service provider to the Target Fund.

The Adviser

Pursuant to investment advisory agreements, the Adviser provides both the Target Fund and Acquiring Fund with investment research and advice and furnishes it with an investment program consistent with its investment objectives and policies, subject to the supervision of its Board, as applicable. The Adviser determines which portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to both the Target Fund’s and the Acquiring Fund’s securities transactions and reports to its Board on its investments and performance.

The Adviser is located at 5901 College Boulevard, Suite 400, Overland Park, Kansas 66211. The Adviser specializes in energy investing across the energy value chain, including infrastructure and MLPs. The Adviser was formed in October 2002 to provide portfolio management services to institutional and high-net-worth investors seeking professional management of their MLP investments. As of January 31, 2025, the Adviser had approximately $[•] billion of client assets under management. The Adviser’s Investment Committee is comprised of four individuals.

The Adviser is indirectly controlled by Lovell Minnick Partners LLC (“Lovell Minnick”) and is an indirect wholly-owned subsidiary of Tortoise Parent Holdco LLC (“Tortoise”). An entity formed by Lovell Minnick owned by certain private funds sponsored by Lovell Minnick and a group of institutional co-investors owns a controlling interest in Tortoise. Certain employees in the Tortoise complex, including all of its Managing Directors, also own interests in Tortoise.

The investment management of each Fund’s portfolio is the responsibility of the Adviser’s investment committee. The investment committee’s members are Brian A. Kessens, James R. Mick, Matthew G.P. Sallee, and Robert J. Thummel, Jr., all of whom share responsibility for such investment management. It is the policy of the investment committee that any one member can require the Adviser to sell a portfolio company and any one member can veto the committee’s decision to invest in a portfolio company.

The Adviser serves as the investment adviser to the Target Fund pursuant to an Investment Advisory Agreement between the Adviser and the Target Trust on behalf of the Target Fund (the “Current Advisory Agreement”). The fees payable to the Adviser under both the Current Advisory Agreement and the New Advisory Agreement are identical. Under each Agreement, the Adviser is paid from the Target Fund or Acquiring Fund, as applicable, a management fee which is calculated daily and paid monthly, at the annual rate of 0.85% of the average daily net assets of the Fund. During the fiscal year ended November 30, 2024, the Target Fund paid the Adviser a fee of 0.85% of its average daily net assets. Under both the Current Advisory Agreement and the New Advisory Agreement, the Fund is responsible for its own operating expenses. Pursuant to an Operating Expenses Limitation Agreement between the Adviser and the Trust, on behalf of the Funds, the Adviser has agreed to reimburse each Fund for its operating expenses, in order to ensure that both the Target Fund’s and Acquiring Fund’s Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, front-end or contingent deferred loads, taxes, leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses) do not exceed 1.10% of the daily net assets of each Fund. The Operating Expense Limitation Agreement is intended to be continual in nature and cannot be terminated within a year after the effective date of the Fund’s prospectus. Expenses reimbursed by the Adviser may be recouped by the Adviser for a period of 36 months following the month during which such reimbursement was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the expense reimbursement occurred and at the time of the recoupment. The services provided by the Adviser under each Agreement are substantially the same.

A discussion of the factors the Target Trust Board considered in approving the Current Advisory Agreement is included in the Target Fund’s Form N-CSR filing for the period ended May 31, 2024. A discussion of the factors that the Acquiring Trust Board considered in approving the New Advisory Agreement will be included in the Acquiring Fund’s next Form N-CSR filing, when available.

Portfolio Managers

The portfolio managers of the Target Fund, as discussed below, will be identical for the Acquiring Fund. The SAI provides additional information about the portfolio managers’ ownership of securities in the Fund.

Brian A. Kessens. Mr. Kessens joined the Adviser in 2008. He has been a senior portfolio manager of the Adviser since February 2019, a Managing Director of the Adviser since January 2015, and a member of the Investment Committee of our Adviser since June 30, 2015. He was a portfolio manager of the Adviser from July 2013 to January 2019. He was a senior investment analyst of the Adviser from June 2012 to July 2013, and an investment analyst from 2008 to June 2012. Previously, from 2004 to 2008, he was a vice president in Citigroup’s global energy investment banking practice. Prior to Citigroup, he served from 1997 to 2002 as a field artillery officer in the United States Army. Mr. Kessens earned a Master of Business Administration from Columbia Business School in New York and a Bachelor of Science in economics from the United States Military Academy at West Point. He earned his CFA designation in 2006.

James R. Mick. Mr. Mick joined the Adviser in 2006. He has been a senior portfolio manager of the Adviser since February 2019, a Managing Director of the Adviser since January 2014, and a member of the Investment Committee of our Adviser since June 30, 2015. He was a portfolio manager of the Adviser from July 2013 to January 2019. He was a senior investment analyst of the Adviser from June 2012 to July 2013, an investment analyst from 2011 to June 2012, and a research analyst from 2006 to 2011. Previously, he was a senior finance specialist at General Electric Insurance Solutions (now Swiss Re) from 2003 to 2006 and a senior auditor at Ernst & Young from 2000 to 2003. Mr. Mick earned Bachelor of Science degrees in business administration and accounting and a Master of Accounting and Information Systems degree from the University of Kansas. He earned his CFA designation in 2010.

Matthew G.P. Sallee. Mr. Sallee joined the Adviser in 2005. He has been a senior portfolio manager of the Adviser since February 2019, a Managing Director of the Adviser since January 2014, and a member of the Investment Committee of our Adviser since June 30, 2015. He was a portfolio manager of the Adviser from July 2013 to January 2019. He was a senior investment analyst of the Adviser from June 2012 to July 2013, an investment analyst from 2009 to June 2012, and a research analyst from 2005 to 2009. Previously, he served for five years (from 2000 to 2005) as a senior financial analyst with Aquila, Inc., where he was responsible for analysis of capital allocation at the firm’s communications infrastructure subsidiary, Everest Connections. Mr. Sallee graduated magna cum laude from the University of Missouri with a degree in business administration. He earned his CFA designation in 2009.

Robert J. Thummel, Jr. Mr. Thummel joined the Adviser in 2004. He has been a senior portfolio manager of the Adviser since February 2019, a Managing Director of the Adviser since January 2014, and a member of the Investment Committee of our Adviser since June 30, 2015. He was a portfolio manager of the Adviser from July 2013 to January 2019. He was a senior investment analyst of the Adviser from June 2012 to July 2013, and an investment analyst from 2004 to June 2012. Mr. Thummel was previously the president of Tortoise North American Energy Corporation from 2008 until the fund was merged into Tortoise Energy Infrastructure Corporation in June 2014. Previously, he was director of finance at KLT Inc., a subsidiary of Great Plains Energy, from 1998 to 2004 and a senior auditor at Ernst & Young from 1995 to 1998. Mr. Thummel earned a Bachelor of Science in accounting from Kansas State University and a Master of Business Administration degree from the University of Kansas.

Distributor

Quasar Distributors, LLC, (the “Distributor”) Three Canal Plaza, Suite 100, Portland, Maine 04101, serves as distributor to the Target Fund and the Acquiring Fund.

Fund Administrator, Transfer Agent and Fund Accountant

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as transfer agent, fund accountant and fund administrator to the Target Fund. U.S. Bank, Global Fund Services acts as the administrator, accounting agent and transfer agent for the Acquiring Fund.

Custodian

U.S. Bank, N.A., 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, acts as the custodian to the Target Fund and the Acquiring Fund. As custodian, U.S. Bank, N.A. controls all securities and cash for the Target Funds and the Acquiring Funds, receives and pays for securities purchased, delivers against payment for securities sold, receives and collects income from investment, makes all payments for Fund expenses and performs other administrative services, as directed in writing by authorized officers of the Target Funds, and the Acquiring Funds.

U.S. Bancorp Funds Services, LLC and U.S. Bank, N.A. are affiliates.

Independent Registered Public Accounting Firm

Ernst & Young LLP, 700 Nicolet Mall, Suite 500, Minneapolis, Minnesota 55402 is the independent registered public accounting firm to the Target Fund. Ernst & Young LLP audits and reports on the Target Fund’s annual financial statements and reviews certain regulatory reports and the Fund’s federal income tax returns.

Tait, Weller & Baker LLP, (“Tait Weller”), Two Liberty Place 50 S. 16th Street, Philadelphia, Pennsylvania 19102 serves as the independent registered public accounting firm for the Acquiring Fund. Tait Weller will audit and report on the Acquiring Fund’s annual financial statements and review certain regulatory reports and the Fund’s federal income tax returns.

Legal Counsel to the Funds

Stradley Ronon Stevens & Young, LLP, 2005 Market Street, Suite 2600, Philadelphia, Pennsylvania 19103, serves as legal counsel to the Target Fund. Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Acquiring Fund.

Federal Income Tax Matters Associated with an Investment in the Acquiring Fund

The following discussion is a general summary of material U.S. federal income tax considerations affecting the Acquiring Fund and its shareholders that are U.S. holders (as defined below). The discussion reflects applicable U.S. federal income tax laws as of the date of this Proxy Statement/Prospectus, which tax laws may be changed or subject to new interpretations by the courts or the IRS, possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal income, estate, gift, state, local or foreign tax considerations affecting the Acquiring Fund and its shareholders (including shareholders owning large positions in the Acquiring Fund). The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Acquiring Fund, including applicable federal, state, local and foreign tax consequences to them or the effect of possible changes in tax laws.

In addition, no attempt is made to address tax considerations applicable to an investor with a special tax status, such as a financial institution, REIT, insurance company, regulated investment company, individual retirement account, other tax-exempt organization, dealer in securities or currencies, person holding shares of the Acquiring Fund as part of a hedging, integrated, conversion or straddle transaction or constructive sale, trader in securities that has elected the mark-to-market method of accounting for its securities, U.S. holder (as defined below) whose functional currency is not the U.S. dollar, investor with “applicable financial statements” within the meaning of section 451(b) of the Code, or non-U.S. holders. Furthermore, this discussion does not reflect possible application of the alternative minimum tax. Unless otherwise noted, this discussion assumes the Acquiring Fund’s shares are held by U.S. holders and that such shares are held as capital assets.

A U.S. holder is a beneficial owner of the shares of the Acquiring Fund that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States (including certain former citizens and former long-term residents);

•	a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•	a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury regulations to be treated as a United States person for U.S. federal income tax purposes.

A “Non-U.S. holder” is a beneficial owner of shares of the Fund that is an individual, corporation, trust or estate and is not a U.S. holder. If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of the Fund, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership.

This federal income tax summary is based in part on the advice of counsel to the Acquiring Fund. The IRS could disagree with any conclusions set forth in this section. The following disclosure may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax adviser.

Acquiring Fund Status. The Acquiring Fund intends to qualify as a RIC under the Code. If the Acquiring Fund qualifies as a RIC and distributes to its shareholders at least 90% of the sum of (1) its “investment company taxable income,” as that term is defined in the Code (which includes, among other items, dividends, taxable interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (2) the excess of its gross tax-exempt interest income, if any, over certain deductions attributable to such interest income that are otherwise disallowed, the Acquiring Fund will be relieved of U.S. federal income tax on any income of the Acquiring Fund, including long-term capital gains, distributed to shareholders. However, if the Acquiring Fund retains any investment company taxable income or “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss), it will be subject to U.S. federal income tax at regular corporate federal income tax rates on the amount retained. The Acquiring Fund intends to distribute at least annually substantially all of its investment company taxable income, net tax-exempt interest and net capital gain.

If the Acquiring Fund fails to qualify as a RIC in any taxable year, it will be taxed in the same manner as an ordinary corporation on its taxable income and distributions to the Acquiring Fund’s shareholders will not be deductible by the Fund in computing its taxable income.

Under the Code, the Acquiring Fund generally will also be subject to a nondeductible 4% federal excise tax on the undistributed portion of its ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of (1) 98% of the Acquiring Fund’s ordinary income (computed on a calendar year basis), (2) 98.2% of the Acquiring Fund’s capital gain net income (generally computed for the one-year period ending on October 31), and (3) certain amounts from previous years to the extent such amounts have not been treated as distributed or been subject to tax under Subchapter M of the Code. The Acquiring Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal conditions, does not currently expect to be subject to this excise tax.

If the Acquiring Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Acquiring Fund elects to include market discount in income currently), the Acquiring Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Acquiring Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such income it is required to accrue, to qualify as a RIC and avoid federal income and excise taxes. Therefore, the Acquiring Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

Certain of the Acquiring Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (1) convert distributions that would otherwise constitute qualified dividend income into ordinary income taxed at the higher rate applicable to ordinary income, (2) treat distributions that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (3) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (4) convert long-term capital gain into short-term capital gain or ordinary income, (5) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (6) cause the Acquiring Fund to recognize income or gain without a corresponding receipt of cash, (7) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (8) adversely alter the characterization of certain complex financial transactions, and (9) produce income that will not be included in the sources of income from which a RIC must derive at least 90% of its gross income each year. While it may not always be successful in doing so, the Acquiring Fund will seek to avoid or minimize any adverse tax consequences of its investment practices.

Distributions. The Acquiring Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of your Acquiring Fund into different categories, including identifying ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary income tax rate, however, as further discussed below certain ordinary income distributions received from the Acquiring Fund may be taxed at the capital gains income tax rates. Generally, you will treat all net capital gain dividends (the excess of net long-term capital gains over net short-term capital losses) as long-term capital gains regardless of how long you have owned your shares.

Distributions in excess of the Acquiring Fund’s current and accumulated earnings and profits will be treated, first, as a tax-free return of capital, which is applied against and will reduce the adjusted basis of the Acquiring Fund Shares and, after such adjusted basis is reduced to zero, generally will constitute capital gain.

To determine your actual tax liability for your net capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Acquiring Fund may make distributions that represent a return of capital for federal income tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your shares, which could result in you having to pay a greater amount of tax in the future when shares are sold, even if you sell the shares at a loss from your original investment. A “return of capital” is a return, in whole or in part, of the funds that you previously invested in the Acquiring Fund. A return of capital distribution should not be considered part of the Acquiring Fund’s dividend yield or total return of an investment in Acquiring Fund Shares. The federal income tax status of your distributions from the Acquiring Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from the Acquiring Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Dividends Received Deduction. A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to any dividends received from the Acquiring Fund because the dividends received deduction is generally not available for distributions from RICs. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Acquiring Fund from certain corporations may be reported by the Acquiring Fund as being eligible for the dividends received deduction provided certain holding period and other requirements are satisfied by both the Acquiring Fund and the shareholder.

Capital Gains and Losses and Certain Ordinary Income Dividends. If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Some capital gains, including some portion of your capital gain dividends may be taxed at a higher maximum stated tax rate. Capital gains may also be subject to the Medicare tax described below.

Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from the Acquiring Fund and sell your shares at a loss after holding them for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax adviser about the availability of this deferral election and its requirements.

Ordinary income dividends received by an individual shareholder from a RIC such as the Acquiring Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Acquiring Fund itself. The Acquiring Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend that is eligible for the capital gains tax rates.

Medicare Tax. An additional 3.8% “Medicare tax” is imposed on the net investment income of certain individuals with a modified adjusted gross income of over $200,000 ($250,000 in the case of joint filers) and on the undistributed net investment income of certain estates and trusts. For these purposes, “net investment income” generally will include interest, dividends, annuities, royalties, rent, net gain attributable to the disposition of property not held in a trade or business (including net gain from the sale, exchange or other taxable disposition of shares of the Acquiring Fund) and certain other income, but will be reduced by any deductions properly allocable to such income or net gain. Thus, certain of the Acquiring Fund’s taxable distributions and gains on the sale of Acquiring Fund Shares may be subject to this additional tax.

Sale of Shares. If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including brokerage fees, if any. In some cases, however, you may have to adjust your tax basis after you purchase your shares. An election may be available to you to defer recognition of capital gain if you make certain qualifying investments within a limited time. You should talk to your tax adviser about the availability of this deferral election and its requirements. Any loss upon the sale or exchange of Acquiring Fund Shares held for six months or less will be treated as long-term capital loss to the extent of any net capital gain dividends you received with respect to such shares and any loss realized on a sale or exchange of shares of the Acquiring Fund generally will be disallowed if you acquire other shares of the Acquiring Fund or other substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date that you dispose of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Capital losses are subject to limitations under the Code.

Treatment of Acquiring Fund Expenses. Expenses incurred and deducted by the Acquiring Fund will generally not be treated as income taxable to you.

Non-U.S. Tax Credit. The Acquiring Fund may invest in non-U.S. securities and may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes in some cases. The Acquiring Fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata shares of qualified foreign taxes paid by the Acquiring Fund, with the result that shareholders will not be entitled to a tax deduction or credit for such taxes on their own U.S. federal income tax returns, although the Acquiring Fund’s payment of such taxes will remain eligible for a foreign tax credit or a deduction in computing the Acquiring Fund’s taxable income.

Non-U.S. Holders. If you are a non-U.S. holder, you should be aware that, generally, subject to applicable tax treaties, distributions from the Acquiring Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Acquiring Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. holder from the Acquiring Fund that are properly reported by the Acquiring Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Acquiring Fund makes certain elections and certain other conditions are met. Distributions from the Acquiring Fund that are properly reported by the Acquiring Fund as an interest-related dividend attributable to certain interest income received by the Acquiring Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Acquiring Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. holders, provided that the Acquiring Fund makes certain elections and certain other conditions are met. The Acquiring Fund may choose not to make such elections even if they are otherwise available.

Distributions may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners. This withholding tax is also currently scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

Investments in Certain Non-U.S. Corporations. If the Acquiring Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Acquiring Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Acquiring Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Acquiring Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Acquiring Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Acquiring Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of a 4% excise tax that can be imposed if a fund fails to meet certain calendar year distribution requirements contained in the Code. Dividends paid by PFICs are not treated as qualified dividend income.

Backup Withholding. The Acquiring Fund may be required to withhold federal income tax at a rate of 24% from all distributions and redemption proceeds payable to a shareholder if the shareholder fails to provide the Acquiring Fund with his, her or its correct taxpayer identification number or to make required certifications, or if the shareholder has been notified by the IRS (or the IRS notifies the Acquiring Fund) that he, she or it is subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s federal income tax liability.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Acquiring Fund and its shareholders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Shareholders are urged to consult their own tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes based on their particular circumstances.

Buying and Selling Acquiring Fund Shares

Buying Shares

Shares of the Fund are purchased at the next NAV per share calculated plus any applicable sales charge after your purchase order is received in good order by the Fund. Shares may be purchased directly from the Fund or through a financial intermediary, including but not limited to, certain brokers, financial planners, financial advisors, banks, insurance companies, retirement, benefit and pension plans or certain packaged investment products. Institutional Class shares may also be available on certain brokerage platforms. An investor transacting in Institutional Class shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.

Shares of the Fund have not been registered and are not offered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses or in certain other circumstances where the Trust concludes that such sale is appropriate and is not in contravention of United States law.

A service fee, currently $25, as well as any loss sustained by the Fund, will be deducted from a shareholder’s account for any purchases that do not clear. The Fund and U.S. Bank, Global Fund Services, the Fund’s transfer agent (the “Transfer Agent”), will not be responsible for any losses, liability, cost or expense resulting from rejecting any purchase order.

Minimum Investments

The minimum initial investment amount for the Fund is $2,500 for the A Class, $1,000,000 for the Institutional Class, $2,500 for the C Class, and $2,500 for the T Class. The minimum subsequent investment amount is $100 for all classes of the Fund. The Adviser reserves the right to waive the minimum initial or subsequent investment amounts at its discretion. Shareholders will be given at least 30 days’ written notice of any increase in the minimum dollar amount of initial or subsequent investments.

Purchases Through Financial Intermediaries

For share purchases through a financial intermediary, you must follow the procedures established by your financial intermediary. Your financial intermediary is responsible for sending your purchase order and payment to the Transfer Agent. Your financial intermediary holds the shares in your name and receives all confirmations of purchases and sales from the Fund. Your financial intermediary may charge for the services that it provides to you in connection with processing your transaction order or maintaining an account with them. Financial intermediaries may sell Institutional Class shares for less than the stated investment minimum for Institutional Class shares provided they have an agreement in place authorizing them to do so.

If you place an order for the Fund’s shares through a financial intermediary that is authorized by the Fund to receive purchase and redemption orders on its behalf (an “Authorized Intermediary”), your order will be processed at the applicable price next calculated after receipt by the Authorized Intermediary, consistent with applicable laws and regulations. Authorized Intermediaries are authorized to designate other Authorized Intermediaries to receive purchase and redemption orders on the Fund’s behalf.

If your financial intermediary is not an Authorized Intermediary, your order will be processed at the applicable price next calculated after the Transfer Agent receives your order from your financial intermediary. Your financial intermediary must agree to send immediately available funds to the Transfer Agent in the amount of the purchase price in accordance with the Transfer Agent’s procedures. If payment is not received in a timely manner, the Transfer Agent may rescind the transaction and your financial intermediary will be held liable for any resulting fees or losses. Financial intermediaries that are not Authorized Intermediaries may set cut-off times for the receipt of orders that are earlier than the cut-off times established by the Fund.

For more information about your financial intermediary’s rules and procedures, and whether your financial intermediary is an Authorized Intermediary, you should contact your financial intermediary directly.

Purchase Requests Must Be Received In Good Order

Your share price will be based on the next NAV per share, plus any applicable sales charge, calculated after the Transfer Agent or an Authorized Intermediary receives your purchase request in good order. “Good order” means that your purchase request includes:

1.	The name of the Fund;

2.	The class of shares to be purchased;

3.	The dollar amount of shares to be purchased;

4.	Your Account Application or Invest By Mail form that is attached to your confirmation statement; and

5.	A check payable to the name of the Fund or a wire transfer received by the Fund.

An Account Application to purchase Fund shares is subject to acceptance by the Fund and is not binding until so accepted. The Fund reserves the right to reject any Account Application or to reject any purchase order if, in its discretion, it is in the Fund’s best interest to do so. For example, a purchase order may be refused if it appears so large that it would disrupt the management of the Fund. Purchases may also be rejected from persons believed to be “market-timers,” as described under “Short Term Trading Policy,” below. Accounts opened by entities, such as corporations, limited liability companies, partnerships or trusts, will require additional documentation. Please note that if any information listed above is missing, your Account Application will be returned and your account will not be opened.

Upon acceptance by the Fund, all purchase requests received in good order before the close of the NYSE (generally 4:00 p.m., Eastern Time) will be processed at the applicable price next calculated after receipt. Purchase requests received after the close of the NYSE will be processed on the following business day and receive the next business day’s applicable price per share.

Purchase by Mail. To purchase Fund shares by mail, simply complete and sign the Account Application or investment stub and mail it, along with a check made payable to the Fund:

Regular Mail Tortoise Energy Infrastructure Total Return Fund c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701	Overnight or Express Mail Tortoise Energy Infrastructure Total Return Fund c/o U.S. Bank Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202

The Fund does not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services, LLC’s post office box, of purchase or redemption requests does not constitute receipt by the Transfer Agent. Receipt of purchase or redemption requests is determined at the time the order is received at the Transfer Agent’s offices. All purchase checks must be in U.S. dollars drawn on a domestic financial institution. The Funds will not accept payment in cash or money orders. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Fund is unable to accept post-dated checks or any conditional order or payment.

Purchase by Wire. If you are making your first investment in the Fund, the Transfer Agent must have a completed Account Application before you wire the funds. You can mail or use an overnight service to deliver your Account Application to the Transfer Agent at the above address. Upon receipt of your completed Account Application, the Transfer Agent will establish an account for you. Once your account has been established, you may instruct your bank to send the wire. Prior to sending the wire, please call the Transfer Agent at [•] to advise them of the wire and to ensure proper credit upon receipt. Your bank must include the name of the Fund(s), the class of shares, your name and your account number so that your wire can be correctly applied. Your bank should transmit immediately available funds by wire to:

Wire to: U.S. Bank, N.A.

ABA Number: 75000022

Credit: U.S. Bancorp Fund Services, LLC

Account: 112-952-137

Further Credit: Name of the Fund

[Class of shares to be purchased]

[Shareholder Name/Account Registration]

[Shareholder Account Number]

Wired funds must be received prior to the close of the NYSE (generally 4:00 p.m., Eastern Time) to be eligible for same day pricing. The Fund and U.S. Bank, N.A., the Fund’s custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Investing by Telephone. You may not make initial purchases of Fund shares by telephone. If you accepted telephone transactions on your Account Application or have been authorized to perform telephone transactions by subsequent arrangement in writing with the Fund and your account has been open for at least 7 business days, you may purchase additional shares by telephoning the Fund toll free at [•]. This option allows investors to move money from their bank account to their Fund account upon request. Only bank accounts held at domestic financial institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions. The minimum telephone purchase amount is $100. If your order is received prior to the close of the NYSE (generally 4:00 p.m., Eastern Time), shares will be purchased in your account at the applicable price determined on the day your order is placed. Shareholders may encounter higher than usual call waiting times during periods of high market activity. Please allow sufficient time to place your telephone transaction. The Fund is not responsible for delays due to communications or transmission outages or failure. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally 4:00 p.m., Eastern Time).

Subsequent Investments. Subject to the minimum investment amounts described above, you may add to your account at any time by purchasing shares by mail, telephone or wire. You must call to notify the Fund at [•] before wiring. An Invest by Mail form, which is attached to your confirmation statement, should accompany any investments made through the mail. All subsequent purchase requests must include the Fund name and your shareholder account number. If you do not have the Invest by Mail form from your confirmation statement, include your name, address, Fund name and account number on a separate piece of paper.

Automatic Investment Plan. For your convenience, the Fund offers an Automatic Investment Plan (“AIP”). Under the AIP, after your initial investment, you may authorize the Fund to withdraw any amount of at least $100 that you wish to invest in the Fund, on a monthly or quarterly basis, from your personal checking or savings account. In order to participate in the AIP, your bank must be a member of the ACH network. If you wish to enroll in the AIP, the appropriate section in the Account Application must be completed. The Fund may terminate or modify this privilege at any time. You may terminate your participation in the AIP at any time by notifying the Transfer Agent five days prior to the next scheduled investment. A fee will be charged if your bank does not honor the AIP draft for any reason.

Anti-Money Laundering Program. The Acquiring Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”) and related anti-money laundering laws and regulations. To ensure compliance with these laws and regulations, the Account Application asks for, among other things, the following information for all “customers” seeking to open an “account” (as those terms are defined in rules adopted pursuant to the USA PATRIOT Act):

1.	Full name;

2.	Date of birth (individuals only);

3.	Social Security or taxpayer identification number; and

4.	Permanent street address (a P.O. Box number alone is not acceptable).

In compliance with the USA PATRIOT Act and other applicable anti-money laundering laws and regulations, the Transfer Agent will verify certain information on your account application as part of the Program. As requested on the account application, you must supply your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P. O. Box will not be accepted. The Fund reserves the right to request additional clarifying information and may close your account if such clarifying information is not received by the Fund within a reasonable time of the request or if the Fund cannot form a reasonable belief as to the true identity of a customer. If you require additional assistance when completing your application, please contact the Transfer Agent at [•].

Cancellations and Modifications. The Fund will not accept a request to cancel or modify a written transaction once processing has begun. Please exercise care when placing a transaction request.

Redeeming Shares

In general, orders to sell or “redeem” shares may be placed directly with the Fund or through a financial intermediary. You may redeem all or part of your investment in the Fund’s shares on any business day that the Fund calculates its NAV.

However, if you originally purchased your shares through a financial intermediary, your redemption order must be placed with the same financial intermediary in accordance with their established procedures. Your financial intermediary is responsible for sending your order to the Transfer Agent and for crediting your account with the proceeds. Your financial intermediary may charge for the services that they provide to you in connection with processing your transaction order or maintaining an account with them.

Shareholders who have an IRA or other retirement plan must indicate on their written redemption request whether to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Shares held in IRA or other retirement plan accounts may be redeemed by telephone at [•]. Investors will be asked whether or not to withhold taxes from any distribution.

Payment of Redemption Proceeds. You may redeem your Fund shares at the NAV per share next determined after the Transfer Agent or an Authorized Intermediary receives your redemption request in good order. Your redemption request cannot be processed on days the NYSE is closed. All requests received by the Fund in good order after the close of the regular trading session of the NYSE (generally 4:00 p.m., Eastern Time) will generally be processed on the next business day. Under normal circumstances, the Fund expects to meet redemption requests through the sale of investments held in cash or cash equivalents. In situations in which investment holdings in cash or cash equivalents are not sufficient to meet redemption requests, the Fund will typically borrow money through the Fund’s bank line-of-credit. The Fund may also choose to sell portfolio assets for the purpose of meeting such requests. The Fund further reserves the right to distribute “in-kind” securities from the Fund’s portfolio in lieu (in whole or in part) of cash under certain circumstances, including under stressed market conditions. Redemptions-in-kind are discussed in greater detail below.

A redemption request will be deemed in “good order” if it includes:

1.	The shareholder’s name;

2.	The name of the Fund;

3.	The class of shares to be redeemed;

4.	The account number;

5.	The share or dollar amount to be redeemed; and

6.	Signatures by all shareholders on the account and signature guarantee(s), if applicable.

Additional documents are required for certain types of redemptions, such as redemptions from accounts held by credit unions, corporations, limited liability companies, or partnerships, or from accounts with executors, trustees, administrators or guardians. Please contact the Transfer Agent to confirm the requirements applicable to your specific redemption request. Redemption requests that do not have the required documentation will be rejected.

While redemption proceeds may be paid by check sent to the address of record, the Fund is not responsible for interest lost on such amounts due to lost or misdirected mail. Redemption proceeds may be wired to your pre-established bank account or proceeds may be sent via electronic funds transfer through the ACH network using the bank instructions previously established for your account. The Fund typically sends the redemption proceeds on the next business day (a day when the NYSE is open for normal business) after the redemption request is received in good order and prior to market close, regardless of whether the redemption proceeds are sent via check, wire, or automated clearing house (ACH) transfer. Wires are subject to a $15 fee. There is no charge to have proceeds sent via ACH; however, funds are typically credited to your bank within two to three days after redemption. Except as set forth below, proceeds will be paid within seven calendar days after a Fund receives your redemption request. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for up to seven days, as permitted by federal securities law.

Please note that if the Transfer Agent has not yet collected payment for the shares you are redeeming, it may delay sending the proceeds until the payment is collected, which may take up to 12 calendar days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option. Furthermore, there are certain times when you may be unable to sell Fund shares or receive proceeds. Specifically, a Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which disposal by the Fund of its securities is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (3) for such other periods as the SEC may, by order, permit for the protection of shareholders. Your ability to redeem shares by telephone will be restricted for 15 calendar days after you change your address. You may change your address at any time by telephone or written request, addressed to the Transfer Agent. Confirmations of an address change will be sent to both your old and new address.

Signature Guarantee. Redemption proceeds will be sent to the address of record. The Transfer Agent may require a signature guarantee for certain requests. A signature guarantee assures that your signature is genuine and protects you from unauthorized account redemptions. Signature guarantees can be obtained from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”), but not from a notary public. A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required of each owner in the following situations:

1.       If ownership is being changed on your account;

2.       When redemption proceeds are payable or sent to any person, address or bank account not on record;

3.       When a redemption is received by the Transfer Agent and the account address has changed within the last 15 calendar days;

4.       For all redemptions in excess of $100,000 from any shareholder account where the proceeds are requested to be sent by check.

Non-financial transactions, including establishing or modifying the ability to purchase and redeem Fund shares by telephone and certain other services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

In addition to the situations described above, the Fund and/or the Transfer Agent reserve(s) the right to require a signature guarantee or other acceptable signature verification in other instances based on the circumstances relative to the particular situation.

Redemption by Mail. You may execute most redemptions by furnishing an unconditional written request to the Fund to redeem your shares at the next calculated NAV per share upon receipt by the Fund of such request. Written redemption requests should be sent to the Transfer Agent at:

Regular Mail Tortoise Energy Infrastructure Total Return Fund c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701	Overnight or Express Mail Tortoise Energy Infrastructure Total Return Fund c/o U.S. Bank Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services, LLC’s post office box, of purchase or redemption requests does not constitute receipt by the Transfer Agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

Wire Redemption. Redemption proceeds may be sent via wire transfer. However, the Transfer Agent charges a fee, currently $15, per wire redemption against your account on dollar specific trades, and from proceeds on complete redemptions and share-specific trades.

Telephone Redemption. If you have accepted telephone transactions on your Account Application or have been authorized to perform telephone transactions by subsequent arrangement in writing with the Fund, you may redeem shares, in amounts of $100,000 or less, by instructing the Fund by telephone at [•]. Investors in an IRA or other retirement plan will be asked whether or not to withhold federal income tax.

In order to qualify for, or to change, telephone redemption privileges on an existing account, a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source may be required of all shareholders in order to qualify for, or to change, telephone redemption privileges on an existing account. Telephone redemptions will not be made if you have notified the Transfer Agent of a change of address within 15 days before the redemption request. Shareholders may encounter higher than usual call waiting times during periods of high market activity. Please allow sufficient time to place your telephone transaction. The Fund is not responsible for delays due to communication or transmission outages or failures.

Note: Neither the Fund nor any of its service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. To confirm that all telephone instructions are genuine, the Fund will use reasonable procedures, such as requesting that you correctly state:

1.	Your Fund account number;

2.	The name in which your account is registered; or

3.	The Social Security or taxpayer identification number under which the account is registered.

If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

Systematic Withdrawal Program. The Fund offers a systematic withdrawal plan (“SWP”) whereby shareholders or their representatives may request a redemption in a specific dollar amount of at least $100 be sent to them each month, calendar quarter or annually. Investors may choose to have a check sent to the address of record, or proceeds may be sent to a pre-designated bank account via the ACH network. To start this program, your account must have Fund shares with a value of at least $10,000. This program may be terminated or modified by the Fund at any time. Any request to change or terminate your SWP should be communicated in writing or by telephone to the Transfer Agent no later than five days before the next scheduled withdrawal. A withdrawal under the SWP involves redemption of Fund shares, and may result in a gain or loss for federal income tax purposes. In addition, if the amount requested to be withdrawn exceeds the rate of growth of assets in your account, including any dividends credited to your account, the account will ultimately be depleted. To establish the SWP, shareholders must complete the SWP section of the Account Application, or contact the Fund for instructions. Please call [•] for additional information regarding the SWP.

The Fund’s Right to Redeem an Account. The Fund reserves the right to redeem the shares of any shareholder whose account balance is less than $2,500, other than as a result of a decline in the NAV of the Fund. The Fund will provide a shareholder with written notice 30 days prior to redeeming the shareholder’s account.

Redemption-in-Kind. The Fund generally pay redemption proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of a Fund’s remaining shareholders), the Fund may pay all or part of a shareholder’s redemption proceeds in portfolio securities with a market value equal to the redemption price (redemption-in-kind).

Specifically, if the amount you are redeeming from a Fund during any 90-day period is in excess of the lesser of $250,000 or 1% of the Fund’s net assets, valued at the beginning of such period, the Fund has the right to redeem your shares by giving you the amount that exceeds this threshold in securities instead of cash. If the Fund pays your redemption proceeds by a distribution of securities, you may incur a taxable capital gain or loss as a result of the distribution. In addition, you may incur brokerage commissions or other charges in converting the securities to cash, and you will bear any market risks associated with such securities until they are converted into cash. The Fund potentially could distribute MLP interests. The tax reporting of MLP investments may be more complicated than the income tax reporting for stock and debt investments in that you would receive a K-1, the income or loss would be subject to the passive activity loss limitation provisions in the case of an individual or other non-corporate owners, and you may be subject to state income tax filings and unrelated business income tax.

Cancellations and Modifications. The Fund will not accept a request to cancel or modify a written transaction once processing has begun. Please exercise care when placing a transaction request.

Exchanging Shares

You may exchange all or a portion of your investment from the Fund to the other funds in the Acquiring Trust that the Adviser, or an affiliate of the Adviser, manages within the same class provided those funds are accepting purchases. The funds available for exchange may not be available for purchase in your state. Be sure to confirm with the Transfer Agent that the Fund into which you wish to exchange is available for purchase in your state. Any new account established through an exchange will be subject to the minimum investment requirements described above under “Buying Shares,” unless the account qualifies for a waiver of the initial investment requirement. Exchanges will be executed on the basis of the relative NAV of the shares exchanged. An exchange is considered to be a redemption of shares for federal income tax purposes on which you may realize a taxable capital gain or loss. The exchange privilege is not available for T Class shares.

You may make exchanges only between identically registered accounts (name(s), address, and taxpayer ID number). There is currently no limit on exchanges, but the Fund reserve the right to limit exchanges (See “Short Term Trading Policy”).

Exchanges By Mail. To exchange Fund shares by mail, simply complete a written request and mail it to the Fund:

Regular Mail Tortoise Energy Infrastructure Total Return Fund c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701	Overnight or Express Mail Tortoise Energy Infrastructure Total Return Fund c/o U.S. Bank Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202

The written request must contain the following information:

1.       Your account number;

2.       The name of the Fund and Share Class(es) you are exchanging;

3.       The dollar amount or number of shares you want to sell (and exchange); and

4.       A completed Account Application for the other funds in the Trust that the Adviser manages into which you want to exchange if you desire different account privileges than those currently associated with your Fund account.

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

Exchanges by Telephone. If you accepted telephone transactions on your Account Application or have been authorized to perform telephone transactions by subsequent arrangement in writing with the Fund, you may exchange your Fund shares by telephone at [•]. Shareholders may encounter higher than usual call waiting times during periods of high market activity. Please allow sufficient time to place your telephone transaction. The Fund is not responsible for delays due to communications or transmission outages or failure.

Note: Neither the Fund nor any of its service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. To confirm that all telephone instructions are genuine, the Fund will use reasonable procedures, such as requesting that you correctly state:

1.	Your Fund account number(s);

2.	The name in which your account is registered; or

3.	The social security or taxpayer identification number under which the account is registered.

Net Asset Value–Acquiring Fund

The price of each class of the Acquiring Fund’s shares is based on its NAV. The NAV of each class of shares is calculated by dividing the total assets of each class, less the liabilities of each class, by the number of shares outstanding of each class. The Acquiring Fund’s NAVs are calculated at the close of regular trading of the NYSE, which is generally 4:00 p.m., Eastern Time. The NAVs will not be calculated nor may investors purchase or redeem Acquiring Fund Shares on days that the NYSE is closed for trading, even though certain Acquiring Fund securities (i.e., foreign or debt securities) may trade on days the NYSE is closed, and such trading may materially affect the NAV of each class of the Acquiring Fund’s shares.

The Acquiring Fund’s portfolio securities generally are valued at market price. Securities are valued at fair value when market quotations are not readily available. The Acquiring Trust Board has adopted procedures to be followed when the Acquiring Fund must utilize fair value pricing, including when reliable market quotations are not readily available, when the Acquiring Fund’s pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Adviser, does not represent the security’s fair value), or when, in the judgment of the Adviser, events have rendered the market value unreliable (see, for example, the discussion of fair value pricing of foreign securities in the paragraph below). The Acquiring Trust Board reviews, no less frequently than annually, the adequacy of the Acquiring Fund’s policies and procedures and the effectiveness of their implementation. Valuing securities at fair value may result in a different price being used in the calculation of the Acquiring Fund’s NAV from quoted or published prices for the same securities. Fair value determinations are made in good faith in accordance with procedures adopted by the Acquiring Trust Board. There can be no assurance that the Acquiring Fund will obtain the fair value assigned to a security if it sells the security.

In certain circumstances, the Acquiring Fund may employ fair value pricing to ensure greater accuracy in determining daily NAV. Fair value pricing may be applied to foreign securities held by the Acquiring Fund upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when the Acquiring Fund’s NAV is determined. If the event may result in a material adjustment to the price of the Acquiring Fund’s foreign securities once non-U.S. markets open on the following Business Day (such as, for example, a significant surge or decline in the U.S. market), the Acquiring Fund may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Acquiring Fund’s NAV.

Other types of portfolio securities that the Acquiring Fund may fair value include, but are not limited to: (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Adviser, the market price is stale; and (3) securities for which trading has been halted or suspended.

Fair value pricing involves subjective judgments, and it is possible that a fair value determination for a security will materially differ from the value that could be realized upon the sale of the security.

Class Description

The Target Fund and Acquiring Fund offer three different share classes — A Class, Institutional Class, and C Class. T Class shares of the Target Fund are not currently available for purchase. Sales charges and fees vary considerably between the Funds’ classes. All of the Funds’ share classes are available direct through the Funds’ Transfer Agent and certain share classes may be available through select financial intermediaries. You should carefully consider the differences in the fee and sales charge structures as well as the length of time you wish to invest in a Fund before choosing which class to purchase. Please review the “Comparison of Fees and Expenses” section of this Proxy Statement/Prospectus and the information below before investing. Consult with your financial intermediary to help you determine which class is most appropriate for you, subject to platform availability.

The following table lists the key features of each of the Acquiring Fund’s share classes.

	A Class	Institutional Class		C Class	T Class
Minimum Initial Investment	$2,500	$1,000,000		$2,500	$2,500
Subsequent Minimum Investment	$100	$100		$100	$100
Waiver/Reduction of Investment Minimums	At the Adviser’s discretion	Although not limited to the list below, the Fund may waive or reduce the initial or subsequent minimum investment amounts in any of following circumstances:		At the Adviser’s discretion	At the Adviser’s discretion
		•	Certain retirement, defined benefit and pension plans;
		•	Bank or trust companies investing for their own accounts or acting in a fiduciary or similar capacity;
		•	Institutional clients of the Adviser;
		•	Trustees and Officers of the Trust; and
		•	Employee retirement plans sponsored by, affiliates of, or employees (including their immediate families) of, the Adviser or its affiliates.

	A Class	Institutional Class	C Class	T Class
Initial Sales Charge	5.50% or less, with lower sales charges available for larger investments in the Fund. Additionally, A Class shares may be purchased at NAV by certain investors. See “A Class – Elimination of Initial Sales Load” below for additional information.	None	None	2.50% or less, with lower sales charges available for larger investments in the Fund. Additionally, T Class shares may be purchased at NAV by certain investors. See “T Class – Sales Charge Waivers” below for additional information.
Contingent Deferred Sales Charge	No sales charge is payable at the time of purchase on investments of $1 million or more, although the Fund may impose a CDSC of 1.00% on certain redemptions of those investments made within 12 months of the purchase. If imposed, the CDSC applies to redemptions made within 12 months of purchase and will be assessed on an amount equal to the lesser of the initial value of the shares redeemed and the value of shares redeemed at the time of redemption.	None	No sales charge is payable at the time of purchase, although the Fund imposes a CDSC of 1.00% on redemptions of those investments made within 12 months of the purchase. The CDSC applies to redemptions made within 12 months of purchase and will be assessed on an amount equal to the lesser of the initial value of the shares redeemed and the value of shares redeemed at the time of redemption.	None
Ongoing Distribution/ Shareholder Service Fees	Rule 12b-1 fee of 0.25%	None	Rule 12b-1 fee of 1.00%	Rule 12b-1 fee of 0.25%
Annual Expenses	Higher than Institutional Class, lower than C Class, equal to T Class.	Lower than A Class, C Class and T Class.	Higher than A Class, Institutional Class and T Class.	Higher than Institutional Class, lower than C Class, equal to A Class.

Additionally, you may be able to convert your shares to a different share class of the same Fund that has a lower expense ratio provided certain conditions are met. For shares held directly with the Transfer Agent, any shares that did not pay a sales load may be converted to Institutional Class shares of the same Fund, upon request to the Transfer Agent and provided you meet the requirements for investing in Institutional Class shares. An exchange between share classes of the same Fund is not expected to be a taxable transaction. For financial intermediaries, this conversion feature is intended for shares held where there is an agreement in place between the financial intermediary and the Adviser and/or the Distributor or their affiliates that would permit a shareholder to hold shares in both their existing share class and the class into which the shareholder intends to convert their shares. In such instances, your shares may be converted under certain circumstances. Generally, C Class shares are not eligible for conversion until the applicable CDSC period has expired. Shareholders who hold Institutional Class shares of a Fund through a fee-based program, but who subsequently become ineligible to participate in the program or withdraw from the program, may not purchase additional Institutional Class shares (except through dividend reinvestments) unless they otherwise meet the eligibility requirements of the share class. Also, shareholders no longer participating in a fee-based program may be subject to conversion of their Institutional Class shares by their financial intermediary to another class of shares of the Fund having expenses (including Rule 12b-1 fees) that may be higher than the expenses of the Institutional Class shares. Please contact your financial intermediary or the Transfer Agent for additional information. Not all share classes are available through all intermediaries.

If your shares of a Fund are converted to a different share class of the same Fund, the transaction will be based on the respective NAV of each class as of the trade date of the conversion. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day’s NAVs. Your total value of the initially held shares, however, will equal the total value of the converted shares. Please contact your financial intermediary regarding the tax consequences of any conversion.

SHORT TERM TRADING POLICY

The Acquiring Fund is intended for long-term investors and is not designed for investors who are seeking short-term gains. Short-term “market-timers” who engage in frequent purchases and redemptions may disrupt the Fund’s investment program and create additional transaction costs that are borne by all of the Fund’s shareholders. The Acquiring Trust Board has adopted policies and procedures that are designed to discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance. The Fund takes additional steps to reduce the frequency and effect of these activities in the Fund. These steps include, among other things, monitoring trading activity and using fair value pricing. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur. The Fund implements these tools to the best of their ability, and in a manner that they believe is consistent with shareholder interests. Except as noted herein, the Fund applies all restrictions uniformly in all applicable cases.

Monitoring Trading Practices. The Fund monitors selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interests of its shareholders. The Fund uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may change from time to time as determined by the Fund in its sole discretion. To minimize harm to the Fund and its shareholders, the Fund reserves the right to reject any purchase order (but not a redemption request), in whole or in part, for any reason and without prior notice. The Fund may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect Fund performance.

Fair Value Pricing. The Fund employs fair value pricing selectively to ensure greater accuracy in its daily NAVs and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies. The Acquiring Trust Board has developed procedures which utilize fair value pricing when reliable market quotations are not readily available or when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. Valuing securities at fair value involves reliance on judgment. Fair value determinations are made in good faith in accordance with procedures adopted by the Acquiring Trust Board. There can be no assurance that the Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share. More detailed information regarding fair value pricing can be found in this Prospectus under the heading entitled “Shareholder Information – Pricing of Shares.”

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handle, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. In particular, since the Fund receive purchase and sale orders through Authorized Intermediaries that use group or omnibus accounts, the Fund cannot always detect frequent trading. However, the Fund will work with Authorized Intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the Fund may enter into information sharing agreements with Authorized Intermediaries pursuant to which these intermediaries are required to provide to the Fund, at the Fund’s request, certain information relating to their customers investing in the Fund through non-disclosed or omnibus accounts. The Fund will use this information to attempt to identify abusive trading practices. Authorized Intermediaries are contractually required to follow any instructions from the Fund to restrict or prohibit future purchases from shareholders that are found to have engaged in abusive trading in violation of the Fund’s policies. However, the Fund cannot guarantee the accuracy of the information provided to them from Authorized Intermediaries and cannot ensure that it will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts. As a result, the Fund’s ability to monitor and discourage abusive trading practices in non-disclosed and omnibus accounts may be limited.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including approval of the Reorganization. As of the Record Date, the Acquiring Fund had not commenced operations and did not have any shareholders.

As of the Record Date, the Target Fund’s shareholders of record and/or beneficial owners who owned 5% or more of any class of the Target Fund’s shares are set forth below:

Target Fund

Class	Name and Address	% Ownership	Type of Ownership
[●]	[●]	[●]	[●]

[As of the Record Date, the officers and trustees of the Target Trust, as a group, owned less than 1% of the outstanding shares of the Target Fund.]

GENERAL INFORMATION

Voting Securities and VOting Information

General

At the close of business on the Record Date, the Target Fund had [•] A Class shares, [•] Institutional Class shares, [•] C Class shares and [•] T Class shares issued and outstanding.

Only shareholders of record on the Record Date are entitled to vote at the meeting. Each shareholder is entitled to one vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the meeting.

Quorum

The presence, in person or by proxy, of the holders of at least one-third of the outstanding shares of beneficial interest of the Target Fund entitled to vote at the Meeting is necessary to constitute a quorum for the Target Fund at the Meeting. For purposes of determining the presence or absence of a quorum, shares present at the Meeting that are not voted, or abstentions, and broker non-votes, if any, will be treated as present for purposes of determining the existence of a quorum. A “broker non-vote” occurs when a broker or nominee indicates it has not received voting instructions from a shareholder and is barred from voting the shares without such shareholder instructions because the proposal is considered non-routine. Broker non-votes typically occur when both routine and non-routine proposals are being considered at a meeting. The Reorganization proposal is considered non-routine. Accordingly, because shareholder of the Target Fund are being asked to vote only on non-routine proposals, it is expected that there will be no broker non-votes at the Meeting.

With respect to the Target Fund, the Meeting may be adjourned from time to time by the chair of the meeting or by vote of the majority of the shares represented at the Meeting, either in person or by proxy to another date and time, whether or not a quorum is present, and the Meeting may be adjourned without further notice unless a new record date of the adjourned meeting is fixed or unless the adjournment is for more than ninety (90) days from the date set for the original meeting in which case the Target Board will set a new record date.

Required Vote

Shareholders of the Target Fund will vote on its Reorganization. An affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of the Target Fund or (ii) 67% or more of the shares of the Target Fund present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, is required to approve the Reorganization proposal.

Voting Rights

Abstentions will be treated as present for purposes of determining a quorum. Although abstentions are counted as shares that are present at the Meeting for purposes of determining a quorum, they will be treated as shares voted against the Proposal. As the only proposal on the agenda is a non-routine item, there will not be any broker non-votes.

If (a) a quorum is not present at the Meeting, or (b) a quorum is present but sufficient votes in favor of the proposal have not been obtained by the Target Fund, then the persons named as proxies may propose one or more adjournments of the Meeting with respect to the Target Fund, without further notice to the shareholders of the Target Fund, to permit further solicitation of proxies, provided such persons determine, after consideration of all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the interests of shareholders. The persons named as proxies will vote those proxies that such persons are required to vote FOR the proposal, as well as proxies for which no vote has been directed, in favor of such an adjournment and will vote those proxies required to be voted AGAINST such proposal against such adjournment. If the Meeting is adjourned to another time or place, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed or unless the adjournment is for more than ninety (90) days from the date set for the original meeting in which case the Target Board will set a new record date. At any adjourned meeting, the Target Trust may transact any business which might have been transacted at the original Meeting.

A shareholder of the Target Fund who objects to the proposed Reorganization will not be entitled under either Delaware law or the Declaration of Trust of the Target Trust to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. If the Reorganization is consummated, shareholders will be free to redeem the shares of the Acquiring Fund that they receive in the transaction at their then-current NAV. Shares of the Target Fund may be redeemed at any time prior to the consummation of the Reorganization. Shareholders of the Target Fund may wish to consult their tax advisors as to any different consequences of redeeming their shares prior to the Reorganization or exchanging such shares in the Reorganization.

The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder’s direction, as indicated thereon, if the proxy card is received and is properly executed. If a shareholder properly executes a proxy and gives no voting instructions with respect to a proposal, the shares will be voted in favor of such proposal. The proxies, in their discretion, may vote upon such other matters as may properly come before the Meeting. The Target Fund Board is not aware of any other matters to come before the Meeting.

Revocation of Proxies

If you return a properly executed proxy card, but later wish to revoke it, you may do so at any time before it is voted by doing any of the following:

a.	delivering written notice of the proxy’s revocation to the President or Secretary of the Target Trust at the above address prior to the Meeting;

b.	submitting a properly executed proxy bearing a later date, but dated prior to the Meeting;

c.	submitting a subsequent telephone vote; or

d.	attending and voting in person at the Meeting and giving oral notice of revocation to the Chairman of the Meeting.

How Proxies Will Be Voted

All proxies solicited by the Target Fund’s Board that are properly executed and received prior to the meeting, and that are not revoked, will be exercised at the meeting in accordance with the instructions marked on the proxy. If no instructions are specified, shares represented by properly-authorized proxies will be voted FOR the proposals described in this Proxy Statement/Prospectus.

If you hold your shares in “street name” (that is, through a broker or other nominee), your broker or nominee will not vote your shares unless you provide instructions to your broker or nominee on how to vote your shares. You should instruct your broker or nominee how to vote your shares by following the voting instructions provided by your broker or nominee.

Expenses and Solicitation of Proxies

The expenses of preparing, printing and mailing the enclosed proxy card, the accompanying notice and this proxy statement and all other costs in connection with the solicitation of proxies will be borne by the Adviser (provided that U.S. Bank will bear a portion of the proxy mailing and solicitation costs). In order to obtain the necessary quorum for the Target Fund at the Meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Target Fund, the Adviser, the Fund’s transfer agent, or by brokers or their representatives or by a solicitation firm that may be engaged by the Target Fund to assist in proxy solicitations. The costs associated with proxy solicitation by EQ Fund Solutions, LLC are not anticipated to exceed $20,000. The Target Fund will not pay any representatives of the Fund or the Adviser any additional compensation for their efforts to supplement proxy solicitation.

Shareholder Proposals

The Target Trust Governing Documents do not require that the Target Fund hold annual meetings of shareholders. The Target Fund is, however, required to call meetings of shareholders in accordance with the requirements of the 1940 Act to seek approval of new or material amendments to advisory arrangements, plans of distribution, or of a change in the fundamental investment policies, objective or restrictions of the Target Fund. The Target Trust also would be required to hold a shareholder meeting to elect new trustees at such time as less than a majority of the trustees holding office have been elected by shareholders. The Target Trust Governing Documents generally provide that a shareholder meeting shall be called upon written request of the holders of shares entitled to cast not less than 10% of all the votes entitled to be cast at such meeting.

Shareholders of the Target Fund wishing to submit proposals for inclusion in a proxy statement for a future shareholder meeting must send their written proposal to the Target Trust a reasonable time before the Target Fund’s Board’s solicitation relating to that meeting is to be made. Shareholder proposals must meet certain legal requirements established by the SEC, so there is no guarantee that a shareholder’s proposal will actually be included in the next proxy statement. The persons named as proxies in future proxy materials of the Target Fund may exercise discretionary authority with respect to any shareholder proposal presented at any subsequent shareholder meeting if written notice of that proposal has not been received by the Target Fund within a reasonable period of time before the Target Fund’s Board’s solicitation relating to that meeting is made. Written proposals with regard to the Target Fund should be sent to the Secretary of the Target Trust, at the address of the Target Fund. If the proposed Reorganization is approved and completed, shareholders of the Target Fund will become shareholders of the Acquiring Fund and, thereafter, will be subject to the shareholder proposal requirements of the Acquiring Fund.

Shareholder Communications

[Target Fund shareholders who would like to communicate with the Target Fund’s Board or any individual trustee should write to the attention of the Secretary of the Target Fund, at 615 East Michigan Street, Milwaukee, Wisconsin 53202. The letter should indicate that you are a shareholder of the Target Fund. If the communication is intended for a specific trustee and so indicates, it will be sent only to that trustee. If a communication does not indicate a specific trustee, it will be sent to the independent chair and the outside counsel to the independent trustees for further distribution as deemed appropriate by such persons.]

Annual Report Delivery

Annual reports to shareholders of record of the Acquiring Fund and, if the Reorganization is not consummated, to shareholders of the Target Fund, will be sent following the applicable Fund’s next fiscal year end. The Target Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to the Target Fund at 615 East Michigan Street, Milwaukee, Wisconsin 53202 or by calling [•]. As the Acquiring Fund has not yet commenced operations it does not yet have an annual or semi-annual report.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 28, 2025.

The Proxy Statement/Prospectus is available at tortoiseadvisors.com. For more information, shareholders of the Target Fund may also contact the Target Fund at the address and phone number set forth above.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of the Target Fund who share an address, unless the Target Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the Fund at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

Other Information

A list of shareholders of the Target Fund entitled to be present and to vote at the Meeting will be available at the offices of [•], for inspection by any shareholder of the Target Fund during regular business hours beginning two days after the date of the Notice of Special Meeting of Shareholders included with this Proxy Statement/Prospectus and continuing through the Meeting.

OTHER Business

The Target Trust Board knows of no business to be brought before the meeting other than the matters set forth in this Proxy Statement/Prospectus. Should any other matter requiring a vote of the shareholders of the Target Fund arise, however, the proxies will vote thereon according to their best judgment in the interests of the Target Fund and its shareholders.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

IF YOU NEED ANY ASSISTANCE OR HAVE ANY QUESTIONS REGARDING THE PROPOSAL OR HOW TO VOTE YOUR SHARES, CALL EQ Fund Solutions, LLC AT (800) 967-5019 WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.

Exhibit A

FORM OF

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (this “Agreement”) is made as of [•], 2025, by and between Tortoise Capital Series Trust, a Maryland statutory trust (the “Acquiring Entity”), on behalf of its series Tortoise Energy Infrastructure Total Return Fund (the “Acquiring Fund”), and Managed Portfolio Series, a Delaware statutory trust (the “Target Entity”), on behalf of its series Tortoise Energy Infrastructure Total Return Fund (the “Target Fund”). Tortoise Capital Advisors, L.L.C. (“Tortoise Capital”), a Delaware limited liability company, joins this Agreement solely for purposes of paragraph 7.2.

WHEREAS, the Acquiring Fund is a series of the Acquiring Entity, an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Target Fund is a series of the Target Entity, an open-end management investment company registered pursuant to the 1940 Act;

WHEREAS, this Agreement is adopted as a “plan of reorganization” within the meaning of the U.S. Treasury regulations under Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”), or any successor provision, and the Reorganization between the Target Fund and the Acquiring Fund contemplated hereunder is intended to qualify as a “reorganization” within the meaning of Section 368(a)(1) of the Code, or any successor provision;

WHEREAS, the parties hereto intend for the Acquiring Fund and the Target Fund to enter into a transaction pursuant to which (i) the Acquiring Fund will acquire all of the Assets and Liabilities (as each such term is defined in paragraph 1.2 and paragraph 1.3, respectively, of this Agreement) of the Target Fund in exchange solely for shares of the Acquiring Fund of the corresponding class as set forth on Exhibit A (“Acquiring Fund Shares”) having an aggregate net asset value equal to the value of the Target Fund’s net assets being acquired and (ii) the Target Fund will distribute, pro rata by class, all the Acquiring Fund Shares to shareholders of each corresponding class of the Target Fund, in complete liquidation of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”);

WHEREAS, the Board of Trustees of the Target Entity, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of the Target Entity, has determined that (1) participation in the Reorganization is advisable and is in the best interests of the Target Fund and (2) the interests of the existing shareholders of the Target Fund would not be diluted as a result of the Reorganization. The Board of Trustees of the Acquiring Entity, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of the Acquiring Entity, has determined that participation in the Reorganization is advisable and is in the best interests of the Acquiring Fund.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

THE REORGANIZATION AND FUND TRANSACTIONS

1.1           The Reorganization. Subject to the requisite approval of the Target Fund’s shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, at the Closing (as defined in paragraph 3.1), the Target Fund shall assign, deliver and otherwise transfer all of its Assets to the Acquiring Fund, and the Acquiring Fund shall assume all of the Liabilities of the Target Fund. In consideration of the foregoing, the Acquiring Fund shall deliver to the Target Fund full and fractional Acquiring Fund Shares (to the third decimal place) at the Closing. The number of Acquiring Fund Shares to be delivered shall be determined as set forth in paragraph 2.3.

1.2            Assets of the Target Fund. The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all rights of the Target Fund, cash, cash equivalents, securities, receivables (including securities, interests and dividends receivable), commodities and futures interests, rights to register shares under applicable securities laws, any deferred or prepaid expenses shown as an asset on the books of the Target Fund at the Effective Time, books and records, and any other property owned by the Target Fund at the Effective Time (collectively, the “Assets”).

1.3           Liabilities of the Target Fund. The Target Fund will use its best efforts to discharge all of its known liabilities and obligations prior to the Effective Time, other than liabilities and obligations necessary or appropriate for the Target Fund’s normal investment operations that were incurred in the ordinary course of business consistent with past practice. The Acquiring Fund shall assume all liabilities of the Target Fund, whether absolute, accrued, contingent or otherwise, whether or not determinable at the Closing and whether or not specifically referred to in this Agreement (collectively, the “Liabilities”).

1.4           Distribution of Acquiring Fund Shares. Immediately after the Closing, the Target Fund will distribute each class of the Acquiring Fund Shares received from the Acquiring Fund pursuant to paragraph 1.1 to the record holders of the corresponding class of shares of the Target Fund, in accordance with their respective interests in the Target Fund determined as of the Effective Time (the “Target Fund Shareholders”) in complete liquidation of the Target Fund, and promptly after the Closing, the Target Entity will proceed to terminate the Target Fund in accordance with the applicable laws of the State of Delaware and the Target Entity’s Declaration of Trust and By-Laws. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares of the corresponding class then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the applicable Target Fund Shareholders of such class. The aggregate net asset value of the Acquiring Fund Shares to be so credited to each Target Fund Shareholder shall be equal to the aggregate net asset value of the then outstanding shares of beneficial interest of the Target Fund (the “Target Fund Shares”) owned by each such Target Fund Shareholder at the Effective Time. All issued and outstanding shares of the Target Fund will simultaneously be redeemed and canceled on the books of the Target Fund. The Acquiring Fund shall not be obligated to issue certificates representing the Acquiring Fund Shares in connection with an exchange as described herein.

1.5          Recorded Ownership of Acquiring Fund Shares. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.6           Filing Responsibilities of Target Fund. Any reporting responsibility of the Target Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, the Secretary of State of the State of Delaware, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund. For the avoidance of doubt, any tax returns or financial reporting filings required by law to be filed for periods ending after the Closing shall be the responsibility of the Acquiring Fund.

1.7           Termination. The Target Fund will completely liquidate and be dissolved, terminated and have its affairs wound up in accordance with the Target Fund’s governing documents, the laws of the State of Delaware, and the federal securities laws promptly following the Closing and the distribution pursuant to paragraph 1.4.

ARTICLE II

VALUATION

2.1           Net Asset Value of the Target Fund. The net asset value per share of each class of the Target Fund Shares shall be the net asset value per share computed as of the Effective Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation policies and procedures established by the Board of Trustees of the Acquiring Entity; provided, however, that such computation is consistent with the valuation policies and procedures of the Target Fund and, in the event of any material inconsistency, the parties hereto shall confer and mutually agree on the valuation.

2.2           Net Asset Value of the Acquiring Fund. The net asset value per share of each class of the Acquiring Fund Shares shall be the same as the net asset value per share of the corresponding class of Target Fund Shares as computed in paragraph 2.1.

2.3           Calculation of Number of Acquiring Fund Shares. The number of Acquiring Fund Shares of each class to be issued (including fractional shares to the third decimal place, if any) in connection with the Reorganization shall be equal to the number of full and fractional Target Fund Shares of such class owned by Target Fund Shareholders at the Effective Time.

2.4          Joint Direction of Calculation. All computations of value with respect to both the Target Fund and the Acquiring Fund shall be made by U.S. Bank Global Fund Services, in its capacity as accounting agent for the Acquiring Fund and the Target Fund. Such computations shall be evaluated by Tortoise Capital, in its capacity as investment adviser for the Acquiring Fund and the Target Fund. Such computations shall be subject to confirmation by the Target Fund’s and Acquiring Fund’s transfer agent and independent registered public accounting firm if requested by either party.

2.5         Effective Time. The Effective Time shall be the time at which the Target Fund and the Acquiring Fund calculate their net asset values as set forth in their respective prospectuses (normally the close of regular trading on the New York Stock Exchange (“NYSE”)) on the Closing Date (as defined in paragraph 3.1) (the “Effective Time”).

ARTICLE III

CLOSING

3.1           Closing. The Reorganization shall close on May 2, 2025, or such other date as the officers of the Acquiring Entity and the Target Entity may mutually agree (the “Closing Date”). All acts taking place at the closing of the Reorganization (“Closing”) shall, subject to the satisfaction or waiver of the conditions in this Agreement, be deemed to take place simultaneously as of the Effective Time unless otherwise agreed to in writing by the parties to the Reorganization. The Closing of the Reorganization shall be held in person, by facsimile, email or such other communication means as the parties to the Reorganization may reasonably agree.

3.2           Closing Deliveries.

(a)           The Target Entity shall direct its custodian (the “Target Custodian”) to deliver to the Acquiring Entity, at the Closing, or as soon as practicable thereafter, a certificate of an authorized officer identifying all of the Target Fund’s Assets as of the Effective Time and stating that the Target Fund’s Assets have been delivered in proper form to the Acquiring Fund at the Effective Time. The Target Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Target Custodian, to those persons at the custodian for the Acquiring Fund (the “Acquiring Custodian”) who have primary responsibility for the safekeeping of the assets of the Acquiring Fund. Such presentation shall be made for examination no later than five (5) business days preceding the Effective Time and shall be transferred and delivered by the Target Fund as of the Effective Time for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Target Fund shall direct the Target Custodian to transfer and deliver to the Acquiring Custodian as of the Effective Time by book entry, in accordance with the customary practices of the Target Custodian and any securities depository (as defined in Rule 17f-4 under the 1940 Act), in which the Assets are deposited, the Target Fund’s portfolio securities and instruments so held. The cash to be transferred by the Target Fund shall be transferred from the Target Custodian to the Acquiring Custodian by wire transfer of federal funds or other appropriate means as of the Effective Time. If the Target Fund is unable to make such delivery as of the Effective Time in the manner contemplated by this paragraph for the reason that any of such securities or other investments purchased prior to the Closing Date have not yet been delivered to the Target Fund or its broker, then the Acquiring Fund may, in its sole discretion, waive the delivery requirements of this paragraph with respect to said undelivered securities or other investments if the Target Fund has, by or on the Closing Date, delivered to the Acquiring Fund or the Acquiring Custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or the Acquiring Custodian, such as brokers’ confirmation slips.

(b)           The Target Fund shall direct its transfer agent (the “Target Transfer Agent”) to deliver to the Acquiring Entity at the Closing, or as soon as practicable thereafter, a certificate of an authorized officer stating that its records contain the names and addresses of the Target Fund Shareholders and the number and percentage ownership of outstanding Target Fund Shares per class owned by each such Target Fund Shareholder immediately prior to the Closing. As promptly as practicable following the Effective Time, the Acquiring Fund shall provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund’s accounts on the books of the Acquiring Fund as of the Effective Time.

(c)           In the event that at the Effective Time (a) the NYSE or another primary trading market for portfolio securities of the Target Fund (each, an “Exchange”) is closed to trading or trading thereupon is restricted or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the reasonable judgment of the Acquiring Entity or the Target Entity, accurate appraisal of the value of the net assets of the Target Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1           Representations and Warranties of the Target Entity. With respect to the Reorganization, the Target Entity, for itself or, where applicable, on behalf of the Target Fund, to its knowledge, represents and warrants to the Acquiring Entity and the Acquiring Fund as follows:

(a)           The Target Fund is a duly established series of the Target Entity, which is a Delaware statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under its Declaration of Trust and By-Laws, to own all its properties and assets and to carry on its business as it is presently conducted.

(b)           The Target Entity is registered with the Commission as an open-end management investment company under the 1940 Act, and the registration of the Target Fund Shares under the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect. The Target Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c)           No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Entity, on behalf of the Target Fund, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, and such as may be required under state securities laws.

(d)          The current prospectus, statement of additional information, shareholder reports, marketing and other related materials of the Target Fund and each prospectus and statement of additional information of the Target Fund used at all times prior to the date of this Agreement conform or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e)           At the Effective Time, the Target Fund will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act.

(f)           The Target Entity, on behalf of the Target Fund, is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in a violation of Delaware law or a material violation of its Declaration of Trust or By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Target Entity, on behalf of the Target Fund, is a party or by which it is bound, or the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Entity, on behalf of the Target Fund, is a party or by which it is bound.

(g)           All material contracts or other commitments of the Target Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts and other similar instruments) will terminate without liability or obligation to the Target Fund on or prior to the Effective Time.

(h)          Except as otherwise disclosed to and accepted by the Acquiring Entity, on behalf of the Acquiring Fund, in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Target Entity’s knowledge, threatened against the Target Fund or any of its properties or Assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Target Entity, on behalf of the Target Fund, knows of no facts which might form the basis for the institution of such proceedings and the Target Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Target Fund’s business or its ability to consummate the transactions herein contemplated.

(i)           The financial statements, including the notes thereto, the Financial Highlights and the Statement of Investments, of the Target Fund for each of the Target Fund’s fiscal years ended November 30, 2024, 2023, 2022, 2021 and 2020 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Target Fund as of such dates, and there are no known liabilities, contingent or otherwise, of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such dates not disclosed therein.

(j)          Since November 30, 2024, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Target Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund in writing. For the purposes of this subparagraph (j), a decline in net asset value per share of the Target Fund Shares due to declines in market values of securities held by the Target Fund, the discharge of the Target Fund’s liabilities, or the redemption of Target Fund Shares by Target Fund shareholders shall not constitute a material adverse change.

(k)          At the Effective Time, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Target Fund required by law to have been filed by or provided to the applicable recipient by the Closing Date (taking into account any applicable extensions) shall have been filed or provided, and are or will be correct and complete in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns, forms and reports or on any assessment received shall have been paid or provision shall have been made for the payment thereof and any such unpaid taxes as of the date of the financial statements referred to in subparagraph (i) above are properly reflected on such financial statements. As of the Closing Date, to the knowledge of the Target Entity, the Target Fund will not have any tax deficiency or liability asserted or assessed against it or question with respect thereto raised by the Internal Revenue Service or by any state or local tax authority, and it will not be under examination (either in progress or threatened) by the Internal Revenue Service or by any state or local tax authority. There are no levies, liens or other encumbrances related to taxes existing or known to the Target Fund to be threatened or pending with respect to the Assets of the Target Fund. No written claim has ever been made by a taxing authority in a jurisdiction where the Target Fund does not file a tax return that the Target Fund is, or may be, subject to taxation in that jurisdiction.

(l)            For each taxable year since the commencement of the Target Fund’s operations (in the case of the taxable year that includes the Effective Time, for that portion of such taxable year ending with the Effective Time), the Target Fund (i) has been (and will be) a “fund,” as defined in Section 851(g)(2) of the Code, that is treated as a separate corporation for federal income tax purposes pursuant to Section 851(g)(1) of the Code, (ii) has met (and will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” within the meaning of Section 851 of the Code and has elected to be treated as such, (iii) has been (and will be) eligible to and has computed (and will compute) its federal income tax under Section 852 of the Code and (iv) has not been (and will not be), liable for any material income or excise tax under Section 852 or 4982 of the Code. The Target Fund has not taken any action or caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Target Fund to fail to qualify as a regulated investment company. As of the time of the Closing, the Target Fund will have no current or accumulated earnings and profits accumulated in any taxable year to which the provisions of Part I of Subchapter M of the Code did not apply to the Target Fund.

(m)         The Target Fund has no known liability for any tax obligation of any taxpayer other than itself. The Target Fund is not currently and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary tax returns. The Target Fund is not a party to any tax allocation, sharing, or indemnification agreement.

(n)           The Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(o)         All issued and outstanding shares of the Target Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Target Entity and have been offered and sold in every state and the District of Columbia in compliance with applicable registration requirements and state securities laws. All of the issued and outstanding shares of the Target Fund will, at the Effective Time, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Target Fund, as provided in paragraph 3.2(b). The Target Fund does not have any outstanding options, warrants or other rights to subscribe for or purchase any of the shares of the Target Fund, nor is there outstanding any security convertible into any of the Target Fund’s shares, and none will be outstanding on the Closing Date.

(p)           The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Board of Trustees of the Target Entity, on behalf of the Target Fund, and this Agreement will constitute a valid and binding obligation of the Target Entity, on behalf of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(q)          The information to be furnished by the Target Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal, state, and local securities and other laws and regulations thereunder applicable thereto.

(r)           The Proxy Statement/Prospectus (as defined in paragraph 5.6), insofar as it relates to the Target Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

(s)           For each year of its operation since inception and following an initial two-year term, the Target Fund’s investment advisory agreement with Tortoise Capital has been properly approved by the Board of Trustees of the Target Entity pursuant to Section 15(c) of the 1940 Act.

(t)           All information provided or identified in writing by the Target Fund to the Acquiring Fund in response to formal due diligence requests relating to the Target Fund is true and correct in all material respects and contains no material misstatements or omissions with respect to the operation of the Target Fund as of the date hereof.

(u)           The books and records of the Target Fund have been made available to the Acquiring Fund, and those books and records are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Target Fund.

(v)          The Target Fund has not undergone, has not agreed to undergo, nor is it required to undergo (nor will it be required because of the transactions contemplated in this Agreement to undergo), a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. The Target Fund (including the Acquiring Fund as its successor) will not be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date; (ii) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income tax law) executed on or prior to the Closing Date; (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date.

4.2           Representations and Warranties of the Acquiring Entity. With respect to the Reorganization, the Acquiring Entity, for itself or, where applicable, on behalf of the Acquiring Fund, represents and warrants to the Target Entity as follows:

(a)           The Acquiring Fund is a duly established series of the Acquiring Entity, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Maryland with power under its Declaration of Trust and Bylaws to own all of its properties and assets and to carry on its business as it is presently conducted.

(b)           The Acquiring Entity is registered with the Commission as an open-end management investment company under the 1940 Act, and the registration of the Acquiring Fund Shares under the 1933 Act is in full force and effect or is anticipated to be in full force and effect on the Closing Date.

(c)           No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Entity, on behalf of the Acquiring Fund, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws.

(d)          As of the Closing Date, the prospectus, statement of additional information, marketing or other related materials of the Acquiring Fund will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; provided, however, that the representations and warranties of this subparagraph (d) shall not apply to statements in or omissions from the materials described in this subparagraph (d) made in reliance upon and in conformity with information that was furnished by the Target Fund for use therein.

(e)           The Acquiring Entity, on behalf of the Acquiring Fund, is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in a violation of Maryland law or a material violation of its Declaration of Trust or Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Entity, on behalf of the Acquiring Fund, is a party or by which it is bound, or the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Entity, on behalf of the Acquiring Fund, is a party or by which it is bound.

(f)           Except as otherwise disclosed to and accepted by the Target Entity, on behalf of the Target Fund, in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending, or to the Acquiring Entity’s knowledge, threatened against the Acquiring Fund. The Acquiring Entity, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s ability to consummate the transactions herein contemplated.

(g)           At the Effective Time, the Acquiring Fund will have no assets and no liabilities. The Acquiring Fund has not commenced operations and will not commence operations until after the Effective Time. The Reorganization will be structured as a “shell reorganization” subject to U.S. federal income tax treatment under Section 368(a)(1)(F) of the Code. The Acquiring Fund is, and will be at the time of Closing, a new series of the Acquiring Entity created within the last twelve (12) months, without assets or liabilities, formed for the purpose of receiving the Assets and assuming the Liabilities of the Target Fund in connection with the Reorganization and, accordingly, the Acquiring Fund has not prepared books of account and related records or financial statements or issued any shares carried on any business activities, except as necessary to facilitate the organization of the Acquiring Fund as a new series of the Acquiring Entity prior to its commencement of operations. As of the time immediately prior to the Closing, there will be no outstanding securities issued by the Acquiring Fund, other than nominal shares issued in a private placement to Tortoise Capital or an affiliate to secure any required initial shareholder approvals. Any shares issued by the Acquiring Fund prior to the Closing will be redeemed and cancelled prior to the Closing.

(h)           As of the time immediately following the Closing, the former Target Fund Shareholders will own all the outstanding Acquiring Fund Shares. As of the time immediately following the Closing, the Acquiring Fund will be treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code and intends to take all steps necessary to meet the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company.”

(i)           The execution, delivery and performance of this Agreement have been duly authorized by all necessary action, if any, on the part of the Board of Trustees of the Acquiring Entity, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(j)           The Acquiring Fund Shares to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement, will at the Effective Time have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Acquiring Entity. The Acquiring Fund does not have any outstanding options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any of the Acquiring Fund Shares.

(k)          The information to be furnished by the Acquiring Fund for use in the registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal, state and local securities and other laws and regulations applicable thereto.

(l)           The Proxy Statement/Prospectus (as defined in paragraph 5.6), insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

(m)          The Acquiring Fund’s investment advisory agreement with Tortoise Capital has been properly approved by the Board of Trustees of Acquiring Entity pursuant to Section 15(c) of the 1940 Act.

ARTICLE V

COVENANTS AND AGREEMENTS

5.1           Conduct of Business. The Target Fund will operate its business in the ordinary course consistent with past practice between the date hereof and the Effective Time, it being understood that such ordinary course of business with respect to the Target Fund will include the declaration and payment of customary dividends and other distributions, and any other distribution that may be advisable in anticipation of the Reorganization.

5.2          Meeting of Shareholders. The Target Entity will call a meeting of the Target Fund so that Target Fund Shareholders may consider and vote upon the approval of the Reorganization and take all other action necessary to obtain approval of the transactions contemplated herein.

5.3         No Distribution of Acquiring Fund Shares. The Target Fund covenants that the Acquiring Fund Shares to be issued to the Target Fund hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4           Information. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund Shares.

5.5           Other Necessary Action. Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6           Proxy Statement. The Target Fund will provide the Acquiring Fund with information regarding the Target Fund, and the Acquiring Fund will provide the Target Fund with information regarding the Acquiring Fund, reasonably necessary for the preparation of a proxy statement/prospectus on Form N-14 (the “Proxy Statement/Prospectus”), in compliance in all material respects with the provisions of the 1933 Act, 1934 Act and the 1940 Act and the rules and regulations thereunder, in connection with the meeting of the Target Fund Shareholders to consider and vote upon the approval of the Reorganization.

5.7          Liquidating Distribution. Immediately after the Closing, the Target Fund will make a liquidating distribution to the Target Fund Shareholders consisting of the Acquiring Fund Shares received by the Target Fund at the Closing.

5.8           Best Efforts. Each of the Acquiring Fund and the Target Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent set forth in Article VI to effect the transactions contemplated by this Agreement as promptly as practicable.

5.9           Other Instruments. The Acquiring Entity, on behalf of the Acquiring Fund, and the Target Entity, on behalf of the Target Fund, each covenants that it will, from time to time, as and when reasonably requested by the other party, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the other party may reasonably deem necessary or desirable in order to vest in and confirm (a) the Target Fund’s title to and possession of the Acquiring Fund’s Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Fund’s title to and possession of all the Assets of the Target Fund, and otherwise to carry out the intent and purpose of this Agreement.

5.10           Regulatory Approvals. The Acquiring Entity, on behalf of the Acquiring Fund, will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to commence its operations after the Effective Time.

5.11         Qualification as a “Regulated Investment Company.” (a) The Acquiring Fund will elect to be a “regulated investment company” for federal income tax purposes for its taxable year that includes the Effective Time; and (b) at all times prior to and subsequent to making such election, the Acquiring Fund will take all steps necessary to ensure that it qualifies for federal income tax purposes as a “regulated investment company.”

5.12         Qualification as a “Reorganization.” It is the intention of the parties that the Reorganization will qualify as a “reorganization” within the meaning of Section 368(a)(1) of the Code, or any successor provision. None of the parties to this Agreement shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a “reorganization” within the meaning of Section 368(a)(1) of the Code. The Acquiring Fund and the Target Fund will comply with the record keeping and information filing requirements of Treasury regulations Section 1.368-3.

5.13          Tail Insurance. For the period beginning at the Closing Date and ending not less than six (6) years thereafter, the Target Entity shall arrange for the provision of liability coverage under the Target Entity’s current policy, through the designation of the Target Fund as a terminated fund under the current policy, to any former and/or current trustees and officers of the Target Fund as of the date of this Agreement, covering the actions of such trustees and officers of the Target Fund for the period(s) they served as such for a period of at least six (6) years.

ARTICLE VI

CONDITIONS PRECEDENT

6.1          Conditions Precedent to Obligations of the Target Entity. The obligations of the Target Entity, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject, at the Target Entity’s election, to the satisfaction or waiver of the following conditions:

(a)          All representations and warranties of Acquiring Entity, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b)          The Acquiring Entity, on behalf of the Acquiring Fund, shall have delivered to the Target Fund a certificate executed in the name of the Acquiring Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Target Entity, and dated as of the Effective Time, to the effect that the representations and warranties of the Acquiring Entity, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Target Entity may reasonably request.

(c)          The Acquiring Entity, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Entity, on behalf of the Acquiring Fund, on or before the Effective Time.

(d)          The Target Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

(e)          The Acquiring Entity’s Board of Trustees shall have approved this Agreement and the transactions contemplated hereby in accordance with Rule 17a-8 under the 1940 Act. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the conditions set forth in this paragraph 6.1(e).

(f)          The Target Fund shall have obtained the requisite approval of shareholders with respect to the Reorganization and shall have otherwise satisfied all conditions to the closings of the Reorganization. For the avoidance of doubt, no Reorganization is contingent upon any other Reorganization.

6.2          Conditions Precedent to Obligations of the Acquiring Entity. The obligations of the Acquiring Entity, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at the Acquiring Entity’s election, to satisfaction or waiver the following conditions:

(a)          All representations and warranties of the Target Entity, for itself or, where applicable, on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b)          The Target Entity shall have caused to be prepared and delivered to the Acquiring Fund at least five (5) business days prior to the Closing Date a statement of the assets and the liabilities of the Target Fund as of such date for review and agreement by the parties to determine that the Assets and the Liabilities of the Target Fund are being correctly determined in accordance with the terms of this Agreement. The Target Entity shall have delivered to the Acquiring Fund at the Closing a statement of the Target Fund’s Assets and Liabilities, as of the Effective Time, that is prepared in accordance with GAAP and certified by the Treasurer of the Target Entity.

(c)          The Target Entity, on behalf of the Target Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Target Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Effective Time, to the effect that the representations and warranties of the Target Entity, for itself or, where applicable, on behalf of the Target Fund, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Entity may reasonably request.

(d)         The Target Entity and the Target Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Target Entity and the Target Fund, on or before the Effective Time.

(e)          The Target Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

(f)         The Target Entity’s Board of Trustees shall have approved this Agreement and the transactions contemplated hereby in accordance with Rule 17a-8 under the 1940 Act and approved the recommendation that the Target Fund shareholders approve this Agreement. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the conditions set forth in this paragraph 6.2(f).

(g)          The Acquiring Entity shall have received on the Closing Date evidence of the tail insurance set forth in paragraph 5.13.

6.3         Other Conditions Precedent. If any of the conditions set forth in this paragraph 6.3 have not been satisfied on or before the Effective Time, the Acquiring Entity, on behalf of the Acquiring Fund, or the Target Entity, on behalf of the Target Fund, shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

(a)          This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of the Target Entity’s Declaration of Trust and By-Laws, applicable Delaware law and the 1940 Act and the regulations thereunder, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, the Acquiring Entity and the Target Entity, on behalf of either the Acquiring Fund or the Target Fund, respectively, may not waive the conditions set forth in this paragraph 6.3(a).

(b)          At the Effective Time, no action, suit or other proceeding shall be pending or, to the knowledge of the Acquiring Entity or the Target Entity, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

(c)          All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Entity and the Target Entity to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions.

(d)          The Acquiring Entity, on behalf of the Acquiring Fund, and the Target Entity, on behalf of the Target Fund, shall each have received an opinion of Vedder Price P.C., in a form acceptable to Stradley Ronon Stevens & Young, LLP with respect to the Target Fund, as to federal income tax matters, substantially to the effect that subject to the assumptions, exceptions, limitations and qualifications set forth therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(1)          The transfer by the Target Fund of its Assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund’s Liabilities, immediately followed by the pro rata, by class, distribution of all the Acquiring Fund Shares so received by the Target Fund to the Target Fund Shareholders in complete liquidation of the Target Fund and the termination of the Target Fund as soon as practicable thereafter, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be “a party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(2)          No gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund’s Liabilities.

(3)          No gain or loss will be recognized by the Target Fund upon the transfer of its Assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund’s Liabilities or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares so received to the Target Fund Shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

(4)          No gain or loss will be recognized by the Target Fund Shareholders upon the exchange, pursuant to the Reorganization, of all their shares of the Target Fund solely for Acquiring Fund Shares.

(5)         The aggregate basis of the Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate basis of the shares of the Target Fund exchanged therefor by such shareholder.

(6)          The holding period of the Acquiring Fund Shares received by each Target Fund Shareholder in the Reorganization will include the period during which the shares of the Target Fund exchanged therefor were held by such shareholder, provided such shares of the Target Fund were held as capital assets at the Effective Time of the Reorganization.

(7)          The basis of the Assets of the Target Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the Effective Time of the Reorganization.

(8)          The holding period of the Assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on the Acquiring Fund, the Target Fund or any Target Fund Shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any gain or loss is required to be recognized for federal income tax purposes (a) at the end of a taxable year or upon the termination thereof, or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

The delivery of such opinion is conditioned upon receipt by Vedder Price P.C. of representations it shall reasonably request of the Acquiring Entity, on behalf of the Acquiring Fund, and of the Target Entity, on behalf of the Target Fund. Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this paragraph 6.3(d).

(e)          The Target Custodian shall have delivered such certificates or other documents as set forth in paragraph 3.2(a).

(f)          The Target Transfer Agent shall have delivered to the Acquiring Entity a certificate of its authorized officer as set forth in paragraph 3.2(b).

(g)         The Acquiring Fund shall have issued and delivered to the Secretary of the Target Fund the confirmation as set forth in paragraph 3.2(b).

(h)          Each party shall have delivered to the other such bills of sale, checks, assignments, receipts or other documents as reasonably requested in writing by such other party or its counsel.

ARTICLE VII

BROKERAGE FEES AND EXPENSES

7.1          No Broker or Finder Fees. The Acquiring Fund and the Target Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

7.2          Expenses of Reorganization. Tortoise Capital shall be responsible for and pay for reasonably documented out-of-pocket expenses of the Target Fund and the Acquiring Fund relating to the Reorganization.  The costs of the Reorganization shall include, but not be limited to, costs associated with preparation, printing and distribution of the Proxy Statement/Prospectus; legal fees and accounting fees with respect to the Reorganization and the Proxy Statement/Prospectus; expenses of holding shareholder meetings; and board meeting fees applicable to the Reorganization (other than regular quarterly meetings). The Acquiring Fund will bear the registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in each state in which Target Fund Shareholders are residents. Notwithstanding any of the foregoing, (i) expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code or the disqualification of the applicable Reorganization as a tax-free reorganization under Section 368(a)(1) of the Code, and (ii) it is intended that Tortoise Capital will pay or assume only those expenses of the Target Fund and the Target Fund Shareholders that are solely and directly related to the applicable Reorganization in accordance with the guidelines established in Revenue Ruling 73-54, 1973-1 C.B. 187.

ARTICLE VIII

AMENDMENTS AND TERMINATION

8.1          Amendments. This Agreement may be amended, modified or supplemented in writing in such manner as may be deemed necessary or advisable by the authorized officers of the Acquiring Entity or the Target Entity, on behalf of either the Acquiring Fund or the Target Fund, respectively; provided, however, that following the approval of this Agreement by the Target Fund Shareholders pursuant to paragraph 6.3(a) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund under this Agreement to the detriment of Target Fund shareholders without their further approval.

8.2          Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Effective Time by (i) the mutual agreement of the parties without further action by the Target Entity’s Board of Trustees or the Acquiring Entity’s Board of Trustees or by resolution of the Board of Trustees of the Acquiring Entity or the Board of Trustees of the Target Entity, on behalf of the Acquiring Fund or the Target Fund, respectively, if circumstances should develop that, in the opinion of such Board of Trustees, as applicable, make proceeding with this Agreement inadvisable; (ii) by the Target Entity, on behalf of the Target Fund, if any of the conditions precedent to its obligations set forth in Article VI have not been fulfilled or waived and it reasonably appears that such conditions will not or cannot be met; or (iii) by the Acquiring Trust on behalf of the Acquiring Fund, if any of the conditions precedent to its obligations set forth in Article VI have not been fulfilled or waived and it reasonably appears that such conditions will not or cannot be met at any time. In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of any party hereto. In the event of termination of this Agreement prior to its consummation, pursuant to the provisions hereof, this Agreement shall become void and have no further effect, but all expenses incidental to the preparation and carrying out of this Agreement shall be paid as provided in Section 7.2 hereof.

ARTICLE IX

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed as follows:

If to the Acquiring Entity:

Tortoise Capital Series Trust

5901 College Boulevard, Suite 400

Overland Park, Kansas 66211

Attention: Jeffrey Kruske, Secretary

With copies (which shall not constitute notice) to:

Vedder Price P.C.

222 North LaSalle Street

Chicago, Illinois 60601

Attention: Deborah Bielicke Eades

Telephone: (312) 609-7661

Email: deades@vedderprice.com

If to the Target Entity:

Managed Portfolio Series
615 East Michigan Street
Milwaukee, Wisconsin 53202

Attention: Brian R. Wiedmeyer, President

With copies (which shall not constitute notice) to:

Stradley Ronon Stevens & Young, LLP.
2005 Market Street, Suite 2600
Philadelphia, Pennsylvania 19103

Attention: Michael P. O’Hare, Esq.

Telephone: (215) 564-8198

Email: mohare@stradley.com

ARTICLE X

MISCELLANEOUS

10.1          Entire Agreement. The Target Entity and the Acquiring Entity agree that they have not made any representation, warranty or covenant, on behalf of either the Target Fund or the Acquiring Fund, respectively, not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

10.2          Survival. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith, and the obligations contained in paragraph 7.2, shall survive the Closing.

10.3          Headings. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

10.4          Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

10.5          Assignment. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

10.6          Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all taken together shall constitute one agreement.

10.7           Limitation of Liability.

(a)           The Acquiring Entity is a Maryland statutory trust organized in series of which the Acquiring Fund constitutes one such series. Pursuant to the Fourth Amended and Restated Declaration of Trust of the Acquiring Entity and Section 12-501(d) of the Maryland Statutory Trust Act, there is a limitation on liabilities of each series such that (a) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Acquiring Fund are enforceable against the assets of the Acquiring Fund only, and not against the assets of the Acquiring Entity generally or the assets of any other series thereof and (b) none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Acquiring Entity generally or any other series thereof are enforceable against the assets of the Acquiring Fund.

(b)          The trustees and officers of the Target Entity and the shareholders of the Target Fund shall not be personally liable for any obligations of the Target Entity or of the Target Fund under this Agreement, and the Acquiring Entity agrees that in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Target Fund to which the Target Entity’s rights or claims relate in settlement of such rights or claims, and not to the trustees of the Target Entity or the shareholders of the Target Fund.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first written above.

TORTOISE CAPITAL SERIES TRUST,	MANAGED PORTFOLIO SERIES,
on behalf of itself and its series, Tortoise Energy	on behalf of itself and its series, Tortoise Energy
Infrastructure Total Return Fund	Infrastructure Total Return Fund

By:	By:
Name:	Name:
Title:	Title:

Solely for purposes of paragraph 7.2
TORTOISE CAPITAL ADVISORS, L.L.C.

By:
Name:
Title:

[Agreement and Plan of Reorganization (Tortoise Energy Infrastructure Total Return Fund)]

Exhibit A

Chart of Reorganization

Managed Portfolio Series	Tortoise Capital Series Trust
Target Fund/Share Class	Corresponding Acquiring Fund/Share Class
Tortoise Energy Infrastructure Total Return Fund – A Class (TORTX)	Tortoise Energy Infrastructure Total Return Fund – A Class (TORTX)
Tortoise Energy Infrastructure Total Return Fund – Institutional Class (TORIX)	Tortoise Energy Infrastructure Total Return Fund – Institutional Class (TORIX)
Tortoise Energy Infrastructure Total Return Fund – C Class (TORCX)	Tortoise Energy Infrastructure Total Return Fund – C Class (TORCX)
Tortoise Energy Infrastructure Total Return Fund – T Class	Tortoise Energy Infrastructure Total Return Fund – T Class

Exhibit B
Financial Highlights

If the Reorganization is approved and consummated, the Acquiring Fund will adopt the financial statements and performance history of the Target Fund with the Target Fund being the accounting survivor of the Reorganization. Information contained in the tables below under the headings “Per Common Share Data” and “Supplemental Data and Ratios” shows the operating performance for the most recent five fiscal years for the Target Fund.

The following Financial Highlights table is intended to help a prospective investor understand the Target Fund’s financial performance for the periods shown. Past results are not indicative of future performance. A copy of the Annual Reports and Form N-CSR referred to below may be obtained from www.sec.gov and the Annual Report and annual financial statements may be obtained by visiting www.tortoiseadvisors.com or by calling toll-free at (855) 994-4437. The information contained in, or that can be accessed through, the website is not part of this Prospectus.

The Target Fund’s financial statements as of and for the fiscal years ended November 30, 2024, 2023, 2022, 2021 and 2020 including the financial highlights for the fiscal years then ended, have been audited by Ernst & Young LLP, an independent registered public accounting firm. Ernst & Young LLP’s report, along with the Target Fund’s financial statements, is included in the Target Fund’s Form N-CSR for the fiscal year ended November 30, 2024.

TORTOISE ENERGY INFRASTRUCTURE TOTAL RETURN FUND
FINANCIAL HIGHLIGHTS
INSTITUTIONAL CLASS

	Year Ended November 30,
	2024	2023	2022	2021	2020
PER COMMON SHARE DATA(1)
Net asset value, beginning of year	$14.54	$13.97	$11.20	$8.33	$11.61

INVESTMENT OPERATIONS:
Net investment income(2)	0.26 (3)	0.19	0.02	0.06	0.12
Net realized and unrealized gain (loss) on investments and translations of foreign currency(2)	6.91	0.97	3.31	3.27	(2.96)
Total from investment operations	7.17	1.16	3.33	3.33	(2.84)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.25)	(0.37)	(0.10)	(0.16)	(0.14)
Net realized gains	—	—	—	—	—
Return of capital	(0.70)	(0.22)	(0.46)	(0.30)	(0.30)
Total distributions	(0.95)	(0.59)	(0.56)	(0.46)	(0.44)
Net asset value, end of year	$20.76	$14.54	$13.97	$11.20	$8.33
Total return	51.36%	8.73%	31.52%	40.51%	(24.70)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (in 000’s)	$2,912,689	$1,989,434	$2,231,400	$1,680,834	$1,493,621
Ratio of expenses to average net assets	0.92%	0.93%	0.93%	0.94%	0.94%
Ratio of expenses excluding interest expense to average net assets	0.92%	0.93%	0.93%	0.93%	0.94%
Ratio of net investment income to average net assets	1.62%	1.78%	1.10%	0.92%	1.64%
Portfolio turnover rate	22%	7%	20%	32%	39%

(1)	For an Institutional Class Share outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2023, 2022, 2021, and 2020 do not reflect the change in estimate of investment income and return of capital.
(3)	Per share amounts calculated using average shares method.

TORTOISE ENERGY INFRASTRUCTURE TOTAL RETURN FUND
FINANCIAL HIGHLIGHTS
A CLASS

	Year Ended November 30,
	2024	2023	2022	2021	2020
PER COMMON SHARE DATA(1)
Net asset value, beginning of year	$14.33	$13.80	$11.07	$8.25	$11.50

INVESTMENT OPERATIONS:
Net investment income(loss)(2)	0.22 (4)	0.21	(0.03)	0.08	0.16
Net realized and unrealized gain (loss) on investments and translations of foreign currency(2)	6.79	0.90	3.30	3.19	(3.01)
Total from investment operations	7.01	1.11	3.27	3.27	(2.85)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.25)	(0.37)	(0.10)	(0.16)	(0.11)
Net realized gains	—	—	—	—	—
Return of capital	(0.70)	(0.21)	(0.44)	(0.29)	(0.29)
Total distributions	(0.95)	(0.58)	(0.54)	(0.45)	(0.40)
Net asset value, end of year	$20.39	$14.33	$13.80	$11.07	$8.25
Total return(3)	50.96%	8.48%	31.26%	40.12%	(24.94)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (in 000’s)	$308,435	$198,181	$191,407	$168,259	$132,882
Ratio of expenses to average net assets	1.17%	1.18%	1.18%	1.19%	1.19%
Ratio of expenses excluding interest expense to average net assets	1.17%	1.18%	1.18%	1.18%	1.18%
Ratio of net investment income to average net assets	1.37%	1.53%	0.85%	0.67%	1.40%
Portfolio turnover rate	22%	7%	20%	32%	39%

(1)	For an A Class Share outstanding for the entire period. Prior to March 30, 2019, A Class Shares were known as Investor Class Shares.
(2)	The per common share data for the years ended November 30, 2023, 2022, 2021, and 2020 do not reflect the change in estimate of investment income and return of capital.
(3)	Total return does not reflect sales charges.
(4)	Per share amounts calculated using average shares method.

TORTOISE ENERGY INFRASTRUCTURE TOTAL RETURN FUND
FINANCIAL HIGHLIGHTS
C CLASS

	Year Ended November 30,
	2024	2023	2022	2021	2020
PER COMMON SHARE DATA(1)
Net asset value, beginning of year	$14.00	$13.57	$10.92	$8.18	$11.39

INVESTMENT OPERATIONS:
Net investment income (loss)(2)	0.09 (3)	0.01	(0.15)	(0.07)	0.05
Net realized and unrealized gain (loss) on
investments and translations of foreign currency(2)	6.61	0.98	3.28	3.23	(2.94)
Total from investment operations	6.70	0.99	3.13	3.16	(2.89)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.24)	(0.35)	(0.08)	(0.16)	(0.11)
Net realized gains	—	—	—	—	—
Return of capital	(0.70)	(0.21)	(0.40)	(0.26)	(0.21)
Total distributions	(0.94)	(0.56)	(0.48)	(0.42)	(0.32)
Net asset value, end of year	$19.76	$14.00	$13.57	$10.92	$8.18
Total return	49.88%	7.68%	30.22%	39.00%	(25.41)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (in 000’s)	$21,518	$19,548	$22,356	$20,625	$19,530
Ratio of expenses to average net assets	1.92%	1.93%	1.93%	1.94%	1.94%
Ratio of expenses excluding interest expense to average net assets	1.92%	1.93%	1.93%	1.93%	1.94%
Ratio of net investment income (loss) to average net assets	0.62%	0.78%	0.11%	(0.08)%	0.64%
Portfolio turnover rate	22%	7%	20%	32%	39%

(1)	For a C Class Share outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2023, 2022, 2021, and 2020 do not reflect the change in estimate of investment income and return of capital.
(3)	Per share amounts calculated using average shares method.

The information in this preliminary statement of additional information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary statement of additional information is not an offer to sell nor does it seek an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED FEBRUARY 19, 2025

STATEMENT OF ADDITIONAL INFORMATION

For the Reorganization of

TORTOISE ENERGY INFRASTRUCTURE TOTAL RETURN FUND,

a series of Managed Portfolio Series

A Class: TORTX

Institutional Class: TORIX
C Class: TORCX
T Class: Not available for purchase

615 East Michigan Street

Milwaukee, Wisconsin 53202

(414) 516-1712

with

TORTOISE ENERGY INFRASTRUCTURE TOTAL RETURN FUND,

a series of Tortoise Capital Series Trust

5901 College Boulevard, Suite 400

Overland Park, Kansas 66211

(866) 362-9331

[•], 2025

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Proxy Statement and Prospectus dated [•], 2025 (the “Proxy Statement/Prospectus”) that is being furnished to shareholders of Tortoise Energy Infrastructure Total Return Fund (the “Target Fund”), a series of Managed Portfolio Series, a Delaware statutory trust (the “Target Trust”) that is registered as an open-end management investment company (the “Target Fund”), in connection with a special meeting of shareholders of the Target Fund (the “Meeting”) called by the Board of Directors of the Target Fund to be held at the offices of [•] as may be adjourned or postponed. At the Meeting, shareholders of the Target Fund will be asked to approve an Agreement and Plan of Reorganization (the “Plan”) between the Target Trust, on behalf of its series, the Target Fund, and Tortoise Capital Series Trust (the “Acquiring Trust” or the “Trust”), on behalf of its series, Tortoise Energy Infrastructure Total Return Fund (the “Acquiring Fund”), pursuant to which the Target Fund would reorganize into the Acquiring Fund, and shareholders of the Target Fund would become shareholders of the Acquiring Fund (the “Reorganization”). Copies of the Proxy Statement/Prospectus may be obtained at no charge by calling (866) 362-9331. This Statement of Additional Information incorporates by reference the following documents, which have each been filed with the Securities and Exchange Commission and will be sent to any shareholder requesting this Statement of Additional Information:

(i)	the audited financial statements and related independent registered public accounting firm’s report for the Target Fund and the financial highlights for the Target Fund contained in the Target Fund’s Form N-CSR for the fiscal year ended November 30, 2024 (SEC File No. 811-22525) (Accession Number 0001133228-25-001012); and

(ii)	the Target Fund’s Statement of Additional Information dated March 31, 2024 (SEC File No. 811-22525) (Accession Number 0000894189-24-001989).

The Acquiring Fund currently has no assets or liabilities. The Acquiring Fund will commence operations upon the completion of the Reorganization and will adopt the financial statements and performance history of the Target Fund, with the Target Fund being the accounting survivor of the Reorganization.

References to the “Fund” as used in this Statement of Additional Information (“SAI”) refer to the Acquiring Fund.

i

THE TRUST AND THE FUND

The Fund is a newly created, non-diversified open-end fund that is a series of the Trust. The Trust was organized as a Maryland statutory trust on August 13, 2024. The Fund is registered with the U.S. Securities and Exchange Commission (“SEC”) as open-end management investment companies under the Investment Company Act of 1940, as amended, (the “1940 Act”), and the continuous offering of the Fund’s shares following the Reorganization will be registered under the Securities Act of 1933, as amended (the “Securities Act”).

The Board of Trustees of the Trust (the “Board” or “Board of Trustees” and the trustees, the “Trustees”) has the right, without shareholder approval, to establish additional series in the future; to determine the preferences, voting powers, rights and privileges thereof; and to modify such preferences, voting powers, rights and privileges. Shares of any series may also be divided into one or more classes at the discretion of the Trustees.

All shares of a series shall represent an equal proportionate interest in the assets held with respect to that series (subject to the liabilities held with respect to that series and such rights and preferences as may have been established and designated with respect to classes of shares of such series), and each share of a series shall be equal to each other share of that series.

Shares are voted in the aggregate and not by series or class, except in matters where a separate vote is required by the 1940 Act, or when the matters affect only the interest of a particular series or class. The governing instrument for the Trust provides that each shareholder of the Trust is entitled to one vote per share, and the ability to vote the fraction of any fractional share, on any matter on which the shares are entitled to vote.

The Trust is not required to hold annual meetings of shareholders. Meetings of the shareholders shall be called by the Secretary of the Trust upon written request of shareholders holding, in the aggregate, not less than a majority of the voting power of the outstanding shares, such request specifying the purpose or purposes for which such meeting is to be called.

The Board has the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series without materially changing the proportionate beneficial interest of the shares of that series in the assets belonging to that series or materially affecting the rights of shares of any other series. In case of the liquidation of a series, the holders of shares of the series being liquidated are entitled to receive a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series (or class thereof) are borne by that series (or class). Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by, or under the direction of, the Board to all applicable series (and classes thereof) in such manner and on such basis as the Board in its sole discretion deems fair and equitable. No shareholder is liable to further calls for the payment of any sum of money or assessment whatsoever with respect to the Trust or any series of the Trust without his or her express consent.

All consideration received by the Trust for the issue or sale of the Fund’s shares, together with all assets in which such consideration is invested or reinvested, and all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, subject only to the rights of creditors, shall constitute the underlying assets of the Fund.

INVESTMENT OBJECTIVE, Principal investment strategies and principal RISKS

The following discussion supplements the description of the Fund’s investment objective and principal investment strategies and principal risks set forth in the Proxy Statement/Prospectus. Except for the fundamental investment limitations listed below (see “Fundamental and Non-Fundamental Investment Limitations”), the Fund’s investment objective, strategies and policies are not fundamental and may be changed by sole action of the Board, without shareholder approval. While the Fund is permitted to hold securities and engage in various strategies as described hereafter, it is not obligated to do so. The Fund might not invest in all of these types of securities or use all of these techniques at any one time. The Fund’s transactions in a particular type of security or use of a particular technique are subject to limitations imposed by the Fund’s investment objective and principal investment strategies described in the Fund’s Proxy Statement/Prospectus and/or this SAI, as well as the federal securities laws.

Investment Objective

The investment objective of the Fund is set forth under the “Summary Section” in the Proxy Statement/Prospectus.

Diversification

The Fund is non-diversified. A non-diversified fund is a fund that does not satisfy the definition of a “diversified company” set forth in the 1940 Act. A “diversified company” means that as to 75% of a fund’s total assets, excluding cash, government securities and securities of other investment companies, (1) no more than 5% may be invested in the securities of a single issuer, and (2) a fund may not hold more than 10% of the outstanding voting securities of a single issuer.

Because the Fund intends to qualify as a “regulated investment company”(“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended, (the “Code”), the Fund’s investments will be limited so that at the close of each quarter of each taxable year (i) at least 50% of the value of its total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets are invested in the securities of any one issuer (other than U.S. government securities or the securities of other RICs), the securities (other than the securities of other RICs) of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (which includes master limited partnerships, “MLPs”). These tax-related limitations may be changed by the Board to the extent appropriate in light of changes to applicable tax requirements.

Market Volatility

U.S. and international markets have from time to time experienced significant volatility. Certain social, political, economic, environmental and other conditions and events (such as natural disasters and weather-related phenomena generally, epidemics and pandemics, terrorism, conflicts and social unrest) may adversely interrupt the global economy and result in prolonged periods of significant market volatility. During certain volatile periods, the fixed income markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties. At times, concerns have spread to domestic and international equity markets. In some cases, the stock prices of individual companies have been negatively affected even though there may be little or no apparent degradation in the financial conditions or prospects of that company. Continued volatility may have adverse effects on the Fund, and the risks discussed below and in the Proxy Statement/Prospectus may increase.

Equity Securities

An equity security represents a proportionate share of the ownership of a company. Its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets and general market conditions. The value of equity securities will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, stock markets can be volatile and stock prices can change substantially. Equity securities risk affects the Fund’s net asset value per share (“NAV”), which will fluctuate as the value of the securities it holds changes. Not all stock prices change uniformly or at the same time, and not all stock markets move in the same direction at the same time. Other factors affect a particular stock’s prices, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in governmental regulations affecting an industry. Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry. Not all factors can be predicted. Types of equity securities in which the Fund may invest include primarily common stocks; MLP common units, limited liability company common units and MLP convertible subordinate units; securities issued by affiliates of MLPs including other equity securities of corporations and limited liability companies that own, directly or indirectly, general partner interests; and preferred equity, convertible securities, warrants, rights and depository receipts of companies that are organized as corporations, limited partnerships or limited liability companies; and energy real estate investment trusts (“REITs”).

Common Stock

Common stock represents an equity ownership interest in the profits and losses of a corporation, after payment of amounts owed to bondholders, other debt holders, and holders of preferred stock. Holders of common stock generally have voting rights, but the Fund does not expect to have voting control in any of the companies in which it invests. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as holders of common stock. It is possible that all assets of that company will be exhausted before any payments are made to the holders of common stock.

Master Limited Partnerships

An MLP is an entity that is generally taxed as a partnership for federal income tax purposes if certain qualifying income requirements are met.

An MLP has one or more general partners (who may be individuals, corporations, or other partnerships) which manage the partnership, and limited partners, which provide capital to the partnership but have no role in its management. Typically, the general partner is owned by company management or another publicly traded sponsoring corporation. When an investor buys units in an MLP, the investor becomes a limited partner.

MLPs are formed in several ways. A non-traded partnership may decide to go public. Several non-traded partnerships may roll up into a single MLP. A corporation may spin-off a group of assets or part of its business into an MLP of which it is the general partner, to realize the assets’ full value on the marketplace by selling the assets and using the cash proceeds received from the MLP to address debt obligations or to invest in higher growth opportunities, while retaining control of the MLP. A corporation may fully convert to an MLP, although tax consequences have made this an unappealing option for most corporations. Unlike the ways described above, it is also possible for a newly formed entity to commence operations as an MLP from its inception.

The sponsor or general partner of an MLP, other energy companies, and utilities may sell assets to MLPs in order to generate cash to fund expansion projects or repay debt. The MLP structure essentially transfers cash flows generated from these acquired assets directly to MLP limited partner unitholders.

In the case of an MLP buying assets from its sponsor or general partner, the transaction is intended to be based upon comparable terms in the acquisition market for similar assets. To help ensure that appropriate protections are in place, the board of the MLP generally creates an independent committee to review and approve the terms of the transaction. The committee often obtains a fairness opinion and can retain counsel or other experts to assist its evaluation. Since both parties normally have a significant equity stake in the MLP, both parties are aligned to see that the transaction is accretive and fair to the MLP.

As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of MLPs typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners. Although the percentages vary among MLPs, the general partner’s marginal interest in distributions generally increases from 2% to 15% at the first designated distribution target level moving up to 25% and ultimately 50% as pre-established distribution per unit thresholds are met. Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.

The business of certain MLPs is affected by supply and demand for energy commodities because such MLPs derive revenue and income based upon the volume of the underlying commodity produced, transported, processed, distributed, and/or marketed. Pipeline MLPs have indirect commodity exposure to gas and oil price volatility because although they do not own the underlying energy commodity, the general level of commodity prices may affect the volume of the commodity that the MLP delivers to its customers and the cost of providing services such as distributing natural gas liquids (“NGLs”). The costs of natural gas pipeline MLPs to perform services may exceed the negotiated rates under “negotiated rate” contracts. Specifically, processing MLPs may be directly affected by energy commodity prices. Propane MLPs own the underlying energy commodity, and therefore have direct exposure to energy commodity prices, although the Adviser intends to target high quality MLPs that seek to mitigate or manage direct margin exposure to commodity prices. However, the MLP industry in general could be hurt by market perception that an MLP’s performance and valuation are directly tied to commodity prices.

The Fund may invest in the securities of MLPs, which include:

MLP Common Units. MLP common units represent an equity ownership interest in an MLP, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike stockholders of a corporation, common unitholders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unitholders generally have first right to a minimum quarterly distribution (“MQD”) prior to distributions to the convertible subordinated unitholders or the general partner (including incentive distributions). Common unitholders typically have arrearage rights if the MQD is not met. In the event of liquidation, MLP common unitholders have first rights to the partnership’s remaining assets after bondholders, other debt holders, and preferred unitholders have been paid in full. MLP common units trade on a national securities exchange or over-the-counter. In addition, like common stock, prices of MLP common units are sensitive to general movements in the stock market and a drop in the stock market may depress the price of MLP common units to which the Fund has exposure. MLP common units may represent an ownership interest, held directly or indirectly, in a limited partnership whose primary assets are general partner interests in an underlying operating MLP.

Limited Liability Company Common Units. Some energy companies in which the Fund may invest have been organized as LLCs. Such LLCs are treated in the same manner as MLPs for federal income tax purposes. Consistent with its investment objective and policies, the Fund may invest in common units or other securities of such LLCs. LLC common units represent an equity ownership interest in an LLC, entitling the holders to a share of the LLC’s success through distributions and/or capital appreciation. Similar to MLPs, LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings. LLC common unitholders generally have first right to a MQD prior to distributions to subordinated unitholders and typically have arrearage rights if the MQD is not met. In the event of liquidation, LLC common unitholders have first right to the LLC’s remaining assets after bondholders, other debt holders and preferred unitholders, if any, have been paid in full. LLC common units trade on a national securities exchange or over-the-counter.

In contrast to MLPs, LLCs have no general partner, and there are generally no incentives that entitle management or other unitholders to increased percentages of cash distributions as distributions reach higher target levels. In addition, LLC common unitholders typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights.

MLP Convertible Subordinated Units. MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors. The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unitholders. Convertible subordinated units generally are not entitled to distributions until holders of common units have received specified MQD, plus any arrearages, and may receive less than common unitholders in distributions upon liquidation. Convertible subordinated unitholders generally are entitled to MQD prior to the payment of incentive distributions to the general partner but are not entitled to arrearage rights. Therefore, convertible subordinated units generally entail greater risk than MLP common units. They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time and/or the satisfaction of certain financial tests. These units generally do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units. Although the means by which convertible subordinated units convert into senior common units depend on a security’s specific terms, MLP convertible subordinated units typically are exchanged for common units. The value of a convertible security is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights as MLP common units. Distributions may be paid in cash or in-kind.

Equity Securities of MLP Affiliates. In addition to equity securities of MLPs, the Fund may also invest in equity securities of MLP affiliates. MLP affiliates are issuers of entities that own interests of general partners of MLPs.

General Partner Interests. Indirect investments in MLP general partner interests are available through investment in the equity securities of MLP affiliates organized as corporations and limited liability companies that own, directly or indirectly, general partner interests. While these general partner interests themselves are generally not publicly traded, the MLP affiliates investing in such interests and in which the Fund may invest are publicly traded. General partner interests often confer direct board participation rights and, in many cases, operating control, over the MLP. General partner interests receive cash distributions, typically 2% of the MLP’s aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights (“IDRs”), which provide them with an increasing larger share of the aggregate MLP cash distributions upon the payment of distributions to limited partner unitholders that exceed prescribed levels. Due to the incentive distribution rights, general partner interests have higher distribution growth prospects than their underlying MLPs, but incentive distribution payments would also decline at a greater rate than the decline rate in distributions to common unitholders in the event of a reduction in the MLP’s distribution.

General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

Real Estate Securities

The real estate securities in which the Fund may invest consist of securities issued by Real Estate Investment Trusts (“REITs”) and/or Real Estate Operating Companies (“REOCs”) that are listed on a securities exchange or traded over-the-counter and that are generally focused on the energy industry. A REIT is a corporation or trust that invests in fee or leasehold ownership of real estate, mortgages or shares issued by other REITs and receives favorable tax treatment provided it meets certain conditions. REITs may be characterized as equity REITs (i.e., REITs that primarily invest in fee ownership and leasehold ownership of land), mortgage REITs (i.e., REITs that primarily invest in mortgages on real estate and other real estate debt) or hybrid REITs which invest in both fee and leasehold ownership of land and mortgages. A REIT that meets the applicable requirements of the Code may deduct dividends paid to shareholders, effectively eliminating any corporate level federal tax. As a result, REITs are able to distribute a larger portion of their earnings to investors than other corporate entities subject to the federal corporate tax. There is the risk that a REIT held by the Fund will fail to qualify for this tax-free pass-through treatment of its income. By investing in REITs indirectly through the Fund, in addition to bearing a proportionate share of the expenses of the Fund, investors will also indirectly bear similar expenses of the REITs in which the Fund invests. A REOC is typically structured as a “C” corporation under the Code and is not required to distribute any portion of its income. A REOC, therefore, does not receive the same favorable tax treatment that is accorded a REIT. In addition, the value of the Fund’s securities issued by REOCs may be adversely affected by income streams derived from businesses other than real estate ownership.

Preferred Equity

Preferred equity represents an ownership interest in a company, often pays dividends at a specific rate and has a preference over common stocks in dividend payments and liquidation of assets. A preferred equity is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Although the dividend or distribution is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer. In addition, preferred equity usually does not have voting rights.

Warrants and Rights

The Fund may purchase, or receive as a distribution from other investments, warrants and rights, which are instruments that permit the Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. The principal difference between warrants and rights is their term—rights typically expire within weeks while warrants have longer durations. Neither rights nor warrants have voting rights or pay dividends. The market price of warrants is usually significantly less than the current price of the underlying stock. Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock.

Initial Public Offerings

The Fund may invest in securities offered by companies in initial public offerings (“IPOs”). IPOs involve companies that have no public operating history and therefore entail more risk than established public companies. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Companies that offer securities in IPOs tend to typically have small market capitalizations and therefore their securities may be more volatile and less liquid that those issued by larger companies. Certain companies offering securities in an IPO may have limited operating experience and, as a result face a greater risk of business failure.

Foreign Investments and Currencies

The Fund may invest in securities of foreign issuers whether or not they are traded in the United States or U.S. dollar denominated, purchase and sell foreign currency on a spot basis and enter into forward currency contracts (see “Forward Currency Contracts,” below). The Fund may also invest in American Depositary Receipts (“ADRs”) and foreign securities that are traded on a U.S. exchange. Investments in ADRs and foreign securities involve certain inherent risks, including the following:

American Depositary Receipts. Among the means through which the Fund may invest in foreign securities that are publicly traded on a U.S. exchange is the purchase of ADRs. ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities. Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts. For purposes of the Fund’s investment policies, ADRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR representing ownership of common stock will be treated as common stock.

Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of those countries.

On March 29, 2017, the United Kingdom (“UK”) triggered the procedures to withdraw from the European Union (“EU”) after the two-year period settlement negotiation as prescribed in Article 50 of the Treaty of Lisbon. On January 31, 2020 the UK officially withdrew from the EU, subject to an 11 month transition period. Following a transition period during which the EU and the UK government engaged in a series of negotiations regarding the terms of the UK’s future relationship with the EU, the EU and the UK government signed an agreement on December 30, 2020 regarding the economic relationship between the UK and the EU. This agreement became effective on a provisional basis on January 1, 2021 and formally entered into force on May 1, 2021. It is still uncertain what the long-term impacts will be as a result of the commercial arrangements reached between the EU and the UK. The withdrawal could cause an extended period of uncertainty and market volatility, not just in the UK but throughout the EU, the European Economic Area and globally.

Currency Fluctuations. The Fund may invest in securities denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund’s assets denominated in that currency. Such changes will also affect the Fund’s income. The value of the Fund’s assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

Market Characteristics. The Adviser expects that many foreign securities in which the Fund may invest could be purchased in over-the-counter (“OTC”) markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign exchanges and markets may be more volatile than those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets, and the Fund’s investments in foreign securities may be less liquid and more volatile than investments in U.S. securities. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, non-uniform accounting standards and less financial information available from issuers, than is available in the United States. It may be more difficult to obtain and enforce a judgment against a foreign issuer. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit the Fund’s ability to invest in securities of certain issuers located in those foreign countries.

Taxes. The interest and dividends payable on certain of the Fund’s foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to Fund shareholders. Foreign issuers may not be subject to auditing and financial reporting standards and requirements comparable to those which apply to U.S. companies.

Costs. To the extent that the Fund invests in foreign securities, its expense ratio is likely to be higher than those of investment companies investing only in domestic securities, because related brokerage costs and the cost of maintaining the custody of foreign securities may be higher.

Additional Risks of Emerging and Frontier Markets. In addition, the Fund may invest in foreign securities of companies that are located in developing, emerging or frontier markets. Investing in securities of issuers located in these markets may pose greater risks not typically associated with investing in more established markets, such as increased risk of social, political and economic instability. Emerging and frontier market countries typically have smaller securities markets than developed countries and therefore less liquidity and greater price volatility than more developed markets. Securities traded in emerging markets may also be subject to risks associated with the lack of modern technology, poor governmental and/or judicial infrastructures relating to private or foreign investment or to judicial redress for injury to private property, the lack of capital base to expand business operations, foreign taxation and the inexperience of financial intermediaries, custodians and transfer agents. Emerging and frontier market countries are also more likely to impose restrictions on the repatriation of an investor’s assets and even where there is no outright restriction on repatriation, the mechanics of repatriations may delay or impede the Fund’s ability to obtain possession of its assets. As a result, there may be an increased risk or price volatility associated with the Fund’s investments in emerging and frontier market countries, which may be magnified by currency fluctuations.

Forward Currency Contracts

A forward currency contract (“forward contract”) involves an obligation to purchase or sell a specific non-U.S. currency in exchange for another currency, which may be U.S. dollars, at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at an exchange rate (price) set at the time of the contract. At or before maturity of a forward currency contract, the Fund may either exchange the currencies specified in the contract or terminate its contractual obligation to exchange currencies by purchasing an offsetting contract. If the Fund makes delivery of the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency by converting assets into the currency. The Fund may close out a forward contract obligating it to exchange currencies by purchasing or selling an offsetting contract, in which case, it will realize a gain or a loss.

The Fund may enter into forward contracts in order to “lock in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. In addition, the Fund may enter into forward contracts to hedge against risks arising from securities it owns or anticipates purchasing, or the U.S. dollar value of interest and dividends paid on those securities. The Fund does not intend to enter into forward contracts on a regular or continuing basis and the Fund will not enter these contracts for speculative purposes.

Foreign currency transactions involve certain costs and risks. The Fund incurs foreign exchange expenses in converting assets from one currency to another. Forward contracts involve a risk of loss if the Adviser is inaccurate in its prediction of currency movements. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward contract amounts, and the value of the securities involved is generally not possible. Accordingly, it may be necessary for the Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and make delivery of the foreign currency. The use of forward contracts as a hedging technique does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Moreover, investors should bear in mind that the Fund is not obligated to actively engage in hedging or other currency transactions. Although forward contracts can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies. There is also the risk that the other party to the transaction may fail to deliver currency when due which may result in a loss to the Fund.

Under definitions adopted by the Commodity Futures Trading Commission (“CFTC”) and SEC, non-deliverable forwards are considered swaps, and therefore are included in the definition of “commodity interests.” Although non-deliverable forwards have historically been traded in the OTC market, as swaps they may in the future be required to be centrally cleared and traded on public facilities. Forward contracts that qualify as deliverable forwards are not regulated as swaps for most purposes and are not included in the definition of “commodity interests.” However, these forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers. CFTC regulation of currency forwards, especially non-deliverable forwards, may restrict the Fund’s ability to use these instruments in the manner described above or subject the Adviser to CFTC registration and regulation as a commodity pool operator (“CPO”).

Debt Securities

The Fund may invest in a wide range of debt securities, which may include investment grade debt securities and below investment grade debt securities (commonly known as “junk bonds” or “high yield bonds”). Investment grade corporate bonds are those rated BBB- or better by Standard & Poor’s Rating Service, Inc. (“S&P”) or Baa3 or better by Moody’s Investors Service, Inc. (“Moody’s”), each of which are considered a nationally recognized statistical rating organization (“NRSRO”), or an equivalent rating by another NRSRO. To the extent that the Fund invests in below investment grade debt securities, such securities will be rated, at the time of investment, at least B- by S&P or B3 by Moody’s or a comparable rating by at least one other rating agency or, if unrated, determined by the Adviser to be of comparable quality. The Fund may hold a debt security rated below investment grade if a downgrade occurs after the security has been purchased.

Below Investment Grade Debt Securities. Below investment grade debt securities generally offer a higher current yield than that available for investment grade issues. However, below investment grade debt securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. At times in recent years, the prices of many below investment grade debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on below investment grade debt securities rose dramatically, reflecting the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such price declines will not recur. The market for below investment grade debt issues generally is thinner and less active than that for higher quality securities, which may limit the Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of below investment grade debt securities, especially in a thinly traded market. Changes by recognized rating services in their rating of a debt security may affect the value of these investments. The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Adviser will monitor the investment to determine whether continued investment in the security will assist in meeting the Fund’s investment objective.

Corporate Debt Securities. Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured.

The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment grade or below investment grade and may carry fixed, variable, or floating rates of interest.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of their issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment grade may have a modest return on principal but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal but carries a relatively high degree of risk.

Corporate debt securities carry credit risk, interest rate risk, extension risk and prepayment risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities.

Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms. Prepayment risk occurs when issuers may prepay fixed rate debt securities when interest rates fall, forcing the Fund to invest in securities with lower interest rates. Extension risk is the risk that borrowers may pay off their debt obligations more slowly in times of rising interest rates, which will lengthen the duration of the portfolio. Issuers of debt securities are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities. The possibility exists therefore, that, as a result of bankruptcy, litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

Convertible Securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock or other equity security at the option of the holder during a specified period. Convertible securities entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted or exchanged. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies. The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the Adviser, the investment characteristics of the underlying common stock or other equity security will assist the Fund in achieving its investment objective. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation.

Zero-Coupon Securities. Zero-coupon securities make no periodic interest payments but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality. If the issuer defaults, the holder may not receive any return on its investment. Because zero-coupon securities bear no interest, their price fluctuates more than other types of bonds. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return. An investment in zero-coupon securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment.

Unrated Debt Securities. The Fund may also invest in unrated debt securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

Yankee Bonds. The Fund may invest in Yankee bonds. Yankee bonds are U.S. dollar denominated bonds typically issued in the U.S. by foreign governments and their agencies and foreign banks and corporations. The Fund may also invest in Yankee Certificates of Deposit (“Yankee CDs”). Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the U.S. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, foreign withholding or other taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect and create increased risk relative to payment of principal or interest.

Variable and Floating Rate Securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate. The Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, the Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies. The Fund also may invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Restricted or Thinly Traded Securities

Restricted securities are less liquid than securities traded in the open market, therefore, the Fund may not be able to readily sell such securities. Such securities are unlike securities that are traded in the open market, which can be expected to be sold immediately if the market is adequate. The sale price of securities that are not readily marketable may be lower or higher than the company’s most recent determination of their fair value. In addition, the value of these securities typically requires more reliance on the judgment of the Adviser than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these securities, the Fund may not be able to realize these securities’ true value or may have to delay their sale in order to do so.

Restricted securities generally can be sold in private transactions, pursuant to an exemption from registration under the Securities Act, or in a registered public offering. If the issuer of the restricted securities has an effective registration statement on file with the SEC covering the restricted securities, the Adviser has the ability to deem restricted securities as liquid. To enable the Fund to sell its holdings of a restricted security not registered under the Securities Act, the Fund may have to cause those securities to be registered. When the Fund must arrange registration because it wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund can sell it. The Fund would bear the risks of any downward price fluctuation during that period.

In recent years, a large institutional market developed for certain securities that are not registered under the Securities Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or were sold in transactions not requiring registration, such as Rule 144A transactions. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can be resold or on an issuer’s ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the Securities Act establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that exist or may develop as a result of Rule 144A may provide both readily ascertainable values for restricted securities and the ability to liquidate an investment. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices.

The Fund may also invest in securities that may not be restricted but are thinly traded. Although securities of certain energy companies trade on the New York Stock Exchange (“NYSE”), the NYSE American, the NASDAQ National Market or other securities exchanges or markets, such securities may have a trading volume lower than those of larger companies due to their relatively smaller capitalizations. Such securities may be difficult to dispose of at a fair price during times when the Adviser believes it is desirable to do so. Thinly traded securities are also more difficult to value and the Adviser’s judgment as to value will often be given greater weight than market quotations, if any exist. If market quotations are not available, thinly traded securities will be valued in accordance with procedures established by the Board. Investment of capital in thinly traded securities may restrict our ability to take advantage of market opportunities. The risks associated with thinly traded securities may be particularly acute in situations in which our operations require cash and could result in us borrowing to meet our short term needs or incurring losses on the sale of thinly traded securities.

Illiquid Investments

The Fund may purchase illiquid investments, which may include securities that are not readily marketable and securities that are not registered under the Securities Act. The Fund may not acquire any illiquid investments if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. The term “illiquid investments” for this purpose means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the provisions of Rule 22e-4 under the 1940 Act. The Fund may not be able to sell illiquid investments when the Adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. In addition, the sale of illiquid investments also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of investments that are more liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and investments in illiquid investments may have an adverse impact on NAV.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the Securities Act, which provides a safe harbor from Securities Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and otherwise meet selection criteria, the Fund may make such investments. Whether or not such investments are illiquid depends on the market that exists for the particular investment. It is not possible to predict with assurance exactly how the market for Rule 144A restricted securities or any other security will develop. An investment which when purchased enjoyed a fair degree of marketability may subsequently become illiquid. In such event, appropriate remedies are considered to minimize the effect on the Fund’s liquidity.

Investment Companies

The Fund may invest in other investment companies to the extent permitted by the 1940 Act. The Fund generally may purchase or redeem, without limitation, shares of any affiliated or unaffiliated money market funds, including unregistered money market funds, so long as the Fund does not pay a sales load or service fee in connection with the purchase, sale or redemption, or if such fees are paid the Fund’s investment adviser waives its management fee in an amount necessary to offset the amounts paid. With respect to other investments in investment companies, the 1940 Act generally limits the Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund.

Investments by the Fund in other investment companies will be subject to the limitations of the 1940 Act (including limitations on sales charges), and the rules and regulations thereunder. By investing in securities of an investment company, the Fund’s shareholders will indirectly bear the fees and expenses of that underlying fund in addition to the Fund’s own fees and expenses.

In October 2020, the SEC adopted regulatory changes related to the ability of an investment company to invest in other investment companies in excess of specified statutory limits. These changes include, among other things, amendments to Rule 12d1-1, the rescission of Rule 12d1-2, the adoption of new Rule 12d1-4, and the rescission of certain exemptive relief issued by the SEC permitting certain fund of funds arrangements. Rule 12d1-4, which became effective on January 19, 2021, permits the Fund to invest in other investment companies, including money market funds, beyond the statutory limits, subject to certain conditions. The rescission of the applicable exemptive orders and the withdrawal of the applicable no-action letters was effective on January 19, 2022. Following this effectiveness, an investment company is no longer able to rely on these exemptive orders and no-action letters and is subject instead to Rule 12d1-4 and other applicable rules under Section 12(d)(1).

Closed-End Funds. Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or OTC. The risks of investment in closed-end funds typically reflect the risk of the types of securities in which the funds invest. Investments in closed-end funds are subject to the additional risk that shares of the fund may trade at a premium or discount to their NAV per share. Closed-end funds come in many varieties and can have different investment objectives, strategies and investment portfolios. They also can be subject to different risks, volatility and fees and expenses. When the Fund invests in shares of a closed-end fund, shareholders of the Fund bear their proportionate share of the closed-end fund’s fees and expenses, as well as their share of the Fund’s fees and expenses. Although closed-end funds are generally listed and traded on an exchange, the degree of liquidity, or ability to be bought and sold, will vary significantly from one closed-end fund to another based on various factors including, but not limited to, demand in the marketplace.

Open-End Mutual Funds. Open-end mutual funds are investment companies that issue new shares continuously and redeem shares daily. The risks of investment of open-end mutual funds typically reflect securities in which the funds invest. The NAV per share of an open-end fund will fluctuate daily depending upon the performance of the securities held by the fund. Each open-end fund may have a different investment objective and strategy and different investment portfolio. Different funds may also be subject to different risks, volatility and fees and expenses. Although closed-end funds are generally listed and traded on an exchange, the degree of liquidity, or ability to be bought and sold, will vary significantly from one closed-end fund to another based on various factors including, but not limited to, demand in the marketplace. When the Fund invests in shares of an open-end fund, shareholders of the Fund bear their proportionate share of the open- end funds’ fees and expenses, as well as their share of the Fund’s fees and expenses.

Exchange-Traded Funds. Exchange-traded funds (“ETFs”) are typically open-end investment companies that are bought and sold on a national securities exchange. When the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF generally reflects the risks of owning the underlying securities it holds. Many ETFs seek to replicate a specific benchmark index. However, an ETF may not fully replicate the performance of its benchmark index for many reasons, including because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities it holds. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

If the Fund invests in shares of an ETF, shareholders will indirectly bear fees and expenses charged by the underlying ETF in which the Fund invests in addition to the Fund’s direct fees and expenses. The Fund also will incur brokerage costs when it purchases ETFs. Furthermore, investments in other ETFs could affect the timing, amount and character of distributions to shareholders and therefore may increase the amount of taxes payable by investors in the Fund.

Exchange-Traded Notes

Exchange-Traded Notes (“ETNs”) are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the New York Stock Exchange) during normal trading hours. However, investors can also hold an ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, issuer call options, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN. ETNs are also subject to tax risk. No assurance can be given that the IRS will accept, or a court will uphold, how the Fund characterizes and treats ETNs for tax purposes. Further, the IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs. An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form. The market value of ETN shares may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Options, Futures and Other Strategies

General. The Fund may use options (both traded on an exchange and OTC), futures contracts (sometimes referred to as “futures”), swaps, caps, floors, collars, structured or synthetic financial instruments, forward agreements, and other derivative securities (collectively, “Financial Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a particular portfolio security, to create a synthetic position, for certain tax-related purposes, to close out previously established derivatives such as options, forward and futures positions, to reduce volatility, to enhance income, and/or to gain market exposure. These can also be used as speculative instruments. In addition to the other limitations described herein, the Fund’s ability to use Financial Instruments may be limited by tax considerations.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the CFTC. In addition to the instruments, strategies and risks described below, the Adviser may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as the Adviser develops new investment techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The Adviser may utilize these opportunities to the extent that they are consistent with the Fund’s investment objective and permitted by the Fund’s investment limitations and applicable regulatory authorities.

Exclusion of Adviser from Commodity Pool Operator Definition. An exclusion from the definition of “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) and the rules of the CFTC has been claimed with respect to the Fund.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts, as further described below. Because the Adviser and the Fund intend to comply with the terms of the CPO exclusion, as necessary, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Fund’s and the Adviser’s reliance on this exclusion and exemption, respectively, or the Fund, its investment strategies, the Proxy Statement/Prospectus or this SAI.

Generally, the exclusion from CPO regulation requires the Fund to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish the Fund’s positions in commodity interests may not exceed 5% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Fund’s commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, the Fund may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. If, in the future, the Fund can no longer satisfy these requirements, the notice claiming an exclusion from the definition of a CPO would be withdrawn, and the Adviser would be subject to registration and regulation as a CPO with respect to the Fund, in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Adviser’s compliance with comparable SEC requirements. However, as a result of CFTC regulation with respect to the Fund, the Fund may incur additional compliance and other expenses.

Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular Financial Instruments are described in the sections that follow.

1.	Successful use of most Financial Instruments depends upon the Adviser’s ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities. The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of market trends by the Adviser may still not result in a successful transaction. The Adviser may be incorrect in its expectations as to the extent of market movements or the time span within which the movements take place, which, thus, may result in the strategy being unsuccessful.

2.	Certain Financial Instruments may have a leveraging effect on the Fund, and adverse changes in the value of the underlying security, index, interest rate, currency or other or measure can result in losses substantially greater than the amount invested in the Financial Instrument itself. When the Fund engages in transactions that have a leveraging effect, the value of the Fund is likely to be more volatile and all other risks are also likely to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of an asset and creates investment risk with respect to a larger pool of assets than the Fund would otherwise have. Certain Financial Instruments have the potential for unlimited loss, regardless of the size of the initial investment.

3.	Certain Financial Instrument transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are entered into directly by the counterparties and/or through financial institutions acting as market makers (“OTC derivatives”), rather than being traded on exchanges or in markets registered with the CFTC or the SEC. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange, and only OTC derivatives that are either required to be cleared or submitted voluntarily for clearing to a clearinghouse will enjoy the protections that central clearing provides against default by the original counterparty to the trade. In an OTC derivatives transaction that is not cleared, the Fund bears the risk of default by its counterparty. In a cleared derivatives transaction, the Fund is instead exposed to the risk of default of the clearinghouse and the risk of default of the broker through which it has entered into the transaction. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.

4.	Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from the imposition of daily price fluctuation limits or trading halts.

5.	As described below, the Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options). If the Fund is unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires or matures. These requirements might impair the Fund’s ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that the Fund sells a portfolio security at a disadvantageous time. The Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counter-party”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

6.	Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by the Fund on options transactions.

Options. The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions. Options that expire unexercised have no value. Options currently are traded on the Chicago Board Options Exchange (“CBOE”), the NYSE American and other exchanges, as well as the OTC markets.

By buying a call option on a security, the Fund has the right, in return for the premium paid, to buy the security underlying the option at the exercise price. By writing (selling) a call option and receiving a premium, the Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised. The Fund will only write call options on securities it holds in its portfolio (i.e., covered calls). By buying a put option, the Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price. By writing a put option and receiving a premium, the Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.

Because options premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate an obligation under a call option or put option that it has written by purchasing an identical call option or put option. This is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option. This is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Interest Rate Options. Interest rate options, including interest rate caps and interest rate floors, which can be combined to form interest rate collars, are contracts that entitle the purchaser to pay or receive the amounts, if any, by which a specified market rate exceeds a cap strike interest rate, or falls below a floor strike interest rate, respectively, at specified dates. The Fund may use interest rate options to hedge against anticipated and non-anticipated changes in interest rates on a portfolio wide basis or versus individual securities which may also have interest rate options embedded within the security.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Interest Rate Futures Contracts and Options on Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. The Fund presently could accomplish a similar result to that which it hopes to achieve through the use of interest rate futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling bonds with short maturities and investing in bonds with long maturities when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, through using futures contracts.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges and must be executed through a futures commission merchant (“FCM”), which is a brokerage firm that is a member of the relevant contract market. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. A public market exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; GNMA modified pass-through mortgage-backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. [The Fund may also invest in exchange-traded Eurodollar contracts, which are interest rate futures on the forward level of LIBOR.] These contracts are generally considered liquid securities and trade on the Chicago Mercantile Exchange. Such Eurodollar contracts are generally used to “lock-in” or hedge the future level of short-term rates. The Fund may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

Futures Contracts and Options on Futures Contracts. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security on the expiration date of the contract. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities in the index is made.

When the Fund writes an option on a futures contract, it becomes obligated, in return for the premium received, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If the Fund writes a call, it assumes a short futures position. If the Fund writes a put, it assumes a long futures position. When the Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Whether the Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index. The extent of the Fund’s loss from an unhedged short position in futures contracts or from writing unhedged call options on futures contracts is potentially unlimited. The Fund only purchases and sells futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit “initial margin” that is typically calculated as an amount equal to the volatility in the market value of a contract over a fixed period. Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures commission merchant daily as the value of the futures position varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund’s obligations to or from a futures commission merchant. When the Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sell a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price. Once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.

Risks of Futures Contracts and Options Thereon. The Fund’s use of futures contracts is subject to the risks associated with derivative instruments generally. In addition, a purchase or sale of a futures contract may result in losses to the Fund in excess of the amount the Fund delivered as initial margin. Because of the relatively low margin deposits required, futures trading involves a high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the Fund.

There is a risk of loss by the Fund of its initial and variation margin deposits in the event of bankruptcy of the futures commission merchant (“FCM”) with which the Fund has an open position in a futures contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the [Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers.] If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer.

Options on futures contracts trade on the same contract markets as the underlying futures contracts. The writer (seller) of an option on a futures contract becomes contractually obligated to take the opposite futures position if the buyer of the option exercises its rights to the futures position specified in the option. The Fund’s use of options on futures contracts is subject to the risks related to derivative instruments generally. In addition, the amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. The purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

Combined Positions. The Fund may purchase and write options in combination with each other. For example, the Fund may purchase a put option and write a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Swaps Generally. The Fund may enter into swap contracts. Generally, swap agreements are contracts between the Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). The notional amount is the set dollar or other value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given rates.

Certain standardized swaps are subject to mandatory central clearing and exchange trading. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments will ultimately require the clearing and exchange-trading of many OTC derivative instruments that the CFTC and the SEC recently defined as “swaps,” including non-deliverable foreign exchange forwards, OTC foreign exchange options, and swaptions. Mandatory exchange-trading and clearing will take place on a phased-in basis based on the type of market participant, CFTC approval of contracts for central clearing, and public trading facilities making such cleared swaps available to trade. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those cleared swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps.

Interest Rate Swaps. The Fund may enter into interest rate swap contracts. Interest rate swap contracts are contracts in which each party agrees to make a periodic interest payment based on an index or the value of an asset in return for a periodic payment from the other party based on a different index or asset. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index rises above a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

Credit Default Swaps. The Fund may enter into credit default swap agreements. The credit default swap agreement may have as a reference obligation one or more securities that are not currently held by the Fund. The buyer in a credit default swap agreement is obligated to pay the seller a periodic fee, typically expressed in basis points on the principal amount of the underlying obligation (otherwise known as the notional amount), over the term of the agreement in return for a contingent payment upon the occurrence of a credit event with respect to the underlying reference obligation. A credit event is typically a default, restructuring or bankruptcy.

The Fund may be either the buyer or seller in the transaction. As a seller, the Fund receive a fixed rate of income throughout the term of the agreement, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Fund typically must pay the contingent payment to the buyer, which is typically the par value (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If the Fund is a buyer and no credit event occurs, the Fund may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. If the Fund is a buyer in a credit default swap agreement and no credit event occurs, then it will lose its investment. In addition, the value of the reference obligation received by the Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

Currency Swaps. In order to protect against currency fluctuations, the Fund may enter into currency swaps. The Fund may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Currency swaps involve the exchange of the rights of the Fund and another party to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Because currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

Comprehensive Swaps Regulation. The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related regulatory developments have imposed comprehensive regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.

Risks of Swaps. The Fund’s use of swaps is subject to the risks associated with derivative instruments generally. In addition, because uncleared swaps are typically executed bilaterally with a swap dealer rather than traded on exchanges, uncleared swap participants may not be as protected as participants on organized exchanges. Performance of an uncleared swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, the Fund is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency.

As noted above, under recent financial reforms, certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by the Fund. Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely and may involve additional costs and risks not involved with uncleared swaps. The Fund is also subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the Fund may be required to break the trade and make an early termination payment to the executing broker.

With respect to cleared swaps, there is also a risk of loss by the Fund of its initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position or the central counterparty in a swap contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.

Risks of Potential Government Regulation of Derivatives. It is possible that additional government regulation of various types of derivative instruments, including futures, options, and swap contracts, may limit or prevent the Fund from using such instruments as part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment objective. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or restrict the ability of the Fund to use certain instruments as part of its investment strategy. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using certain instruments.

There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategies. The futures, options, and swaps markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, the CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits, and the suspension of trading. The regulation of futures, options, and swaps transactions in the U.S. is a rapidly changing area of law and is subject to modification by government action.

New and developing regulation may negatively impact the Fund’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. In particular, any new position limits imposed on the Fund or its counterparties may impact the Fund’s ability to invest in futures, options, and swaps in a manner that efficiently meets its investment objective. New requirements, even if not directly applicable to the Fund, including capital requirements and mandatory clearing, may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted Rule 18f-4 under the 1940 Act, with a compliance date of August 19, 2022. Funds that are subject to the rule are required to adopt and implement a written derivatives risk management program and quantitatively limit their use of derivatives based on the estimated potential risk of loss that the funds incur from their derivatives transactions. Funds that limit derivatives exposure to 10% of net assets are exempt from many of the requirements of Rule 18f-4 but must still adopt and implement policies and procedures reasonably designed to manage the fund’s derivatives risks. Rule 18f-4 governs the way funds must comply with the asset segregation and coverage requirements of Section 18 of the 1940 Act with respect to derivatives and certain other financing transactions.

Interest Rate Floors, Caps, and Collars. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

Cash Investments

The Fund may invest in high-quality, short-term debt securities and money market instruments (“Cash Investments”) for (i) temporary defensive purposes in response to adverse market, economic, or political conditions and (ii) retaining flexibility in meeting redemptions, paying expenses, and identifying and assessing investment opportunities. Cash Investments include shares of other mutual funds, certificates of deposit, bankers’ acceptances, time deposits, savings association obligations, commercial paper, short-term notes (including discount notes), and other obligations.

The Fund may hold a substantial position in Cash Investments for long periods of time, which may result in the Fund not achieving its investment objective. If the market advances during periods when the Fund is holding a large Cash Investment, the Fund may not participate to the extent it would have if the Fund had been more fully invested, and this may result in the Fund not achieving its investment objective during that period. To the extent that the Fund uses a money market fund for its Cash Investment, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

Cash Investments are subject to credit risk and interest rate risk, although to a lesser extent than longer-term debt securities due to Cash Investments’ short-term, significant liquidity, and typical high credit quality.

The Fund may invest in any of the following:

Money Market Mutual Funds. Generally, money market mutual funds seek to earn income consistent with the preservation of capital and maintenance of liquidity. They primarily invest in high quality money market obligations, including U.S. government obligations, bank obligations and high-grade corporate instruments. These investments generally mature within 397 days from the date of purchase. An investment in a money market mutual fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency.

To the extent that the Fund invests in money market mutual funds, your cost of investing in the Fund will generally be higher because you will indirectly bear fees and expenses charged by the underlying money market mutual funds in addition to the Fund’s direct fees and expenses. Furthermore, investing in money market mutual funds could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits. The Fund may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under the investment objective and policies stated above and in the Proxy Statement/Prospectus, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Commercial Paper, Short-Term Notes and Other Corporate Obligations. The Fund may invest a portion of its assets in commercial paper, short-term notes, and other corporate obligations. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, determined by the Adviser to be of comparable quality.

Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, the Fund may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated “A” or higher by S&P, “A” or higher by Moody’s, similarly rated by another nationally recognized statistical rating organization, or, if unrated, determined by the Adviser to be of comparable quality.

U.S. Government Obligations. The Fund may invest in U.S. government obligations. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. government obligations include securities issued or guaranteed by government-sponsored enterprises.

Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities, including government-sponsored enterprises, where it is not obligated to do so (see “Agency Obligations,” below). In addition, U.S. government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Agency Obligations

The Fund may invest in agency obligations, such as the Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Government National Mortgage Association (“GNMA”), commonly known as “Ginnie Mae,” Federal National Mortgage Association (“FNMA”), commonly known as “Fannie Mae,” Federal Home Loan Mortgage Corporation (“FHLMC”), commonly known as “Freddie Mac,” and the Student Loan Marketing Association (“SLMA”), commonly known as “Sallie Mae.” Some, such as those of the Export-Import Bank of United States, are supported only by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA and FHLMC, are supported by only the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the SLMA, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities because they are not obligated by law to do so. As a result, there is a risk that these entities will default on a financial obligation. For instance, in September 2008, at the direction of the U.S. Treasury, FNMA and FHLMC were placed into conservatorship under the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator.

Repurchase Agreements

The Fund may enter into repurchase agreements. Under such agreements, the Fund agrees to purchase U.S. government obligations from a counterparty and the counterparty agrees to repurchase the securities at a mutually agreed upon time and price. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the security itself. Such repurchase agreements will be made only with banks with assets of $500 million or more that are insured by the Federal Deposit Insurance Corporation or with government securities dealers recognized by the Federal Reserve Board and registered as broker-dealers with the SEC or exempt from such registration. The Fund will generally enter into repurchase agreements of short durations, from overnight to one week, although the underlying securities generally have longer maturities. The Fund may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the value of the Fund’s net assets would be invested in illiquid investments including such repurchase agreements. To the extent necessary to facilitate compliance with Section 12(d)(3) of the 1940 Act and Rule 12d3-1 promulgated thereunder, the Fund will ensure that repurchase agreements will be collateralized fully to the extent required by Rule 5b-3.

For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller of the U.S. government obligations that are subject to the repurchase agreement. It is not clear whether a court would consider the U.S. government obligations to be acquired by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the U.S. government obligations before its repurchase under a repurchase agreement, the Fund could encounter delays and incur costs before being able to sell the underlying U.S. government obligations. Delays may involve loss of interest or a decline in price of the U.S. government obligations. If a court characterizes the transaction as a loan and the Fund has not perfected a security interest in the U.S. government obligations, the Fund may be required to return the securities to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the other party, in this case the seller of the U.S. government security.

Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the U.S. government obligations. However, the Fund will always receive as collateral for any repurchase agreement to which it is a party, securities acceptable to the Adviser, the market value of which is equal to at least 100% of the repurchase price, and the Fund will make payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its Custodian. If the market value of the U.S. government obligations subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the U.S. government obligations to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund could be unsuccessful in seeking to enforce on the seller a contractual obligation to deliver additional securities.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements for temporary purposes with banks and securities dealers if the creditworthiness of the bank or securities dealer has been determined by the Adviser to be satisfactory. A reverse repurchase agreement is a repurchase agreement in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

Reverse repurchase agreements are considered a form of borrowing and are therefore limited to up to one-third of the Fund’s total assets (including the amount borrowed) less liabilities (other than borrowings). The use of reverse repurchase agreements by the Fund creates leverage which increases its investment risk. If the income and gains on securities purchased with the proceeds of these transactions exceed the cost, the Fund’s earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the cost, earnings or NAV would decline faster than otherwise would be the case. The Fund intends to enter into reverse repurchase agreements only if the income from the investment of the proceeds is expected to be greater than the expense of the transaction, because the proceeds are invested for a period no longer than the term of the reverse repurchase agreement.

Borrowing

The Fund may borrow money from banks in amounts of up to one-third of the Fund’s total assets (including the amount borrowed) less liabilities (other than borrowings). Any such borrowing that comes to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the one-third limitation.

In addition, the Fund is authorized to borrow money from time to time for temporary, extraordinary or emergency purposes, including addressing liquidity concerns or meeting redemption requests, or for clearance of transactions. The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies. Because substantially all of the Fund’s assets fluctuate in value, while the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the NAV per share of the Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

Cybersecurity Risk

The Fund, like all companies, may be susceptible to operational and information security risks. Cybersecurity failures or breaches of the Fund or its service providers or the issuers of securities in which the Fund invests have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Fund and its shareholders could be negatively impacted as a result.

Fundamental and Non-Fundamental Investment Limitations

The Trust (on behalf of the Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the favorable “vote of the holders of a majority of the outstanding voting securities” of the Fund, as defined under the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented; or (ii) more than 50% of the outstanding shares of the Fund.

The Fund may not:

1.	Issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed) less liabilities (other than borrowings); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions, reverse repurchase agreements, purchasing securities on a when-issued, delayed delivery or forward delivery basis or short sales in accordance with its objective and strategies;

2.	Underwrite the securities of other issuers (except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the 1933 Act);

3.	Purchase or sell real estate or interests in real estate, unless acquired as a result of ownership of securities (although the Fund may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate, including REITs);

4.	Purchase or sell physical commodities or commodities contracts, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent the Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by physical commodities;

5.	Make loans of money (except for the lending of the Fund’s portfolio securities, repurchase agreements and purchases of debt securities consistent with the investment policies of the Fund); or

6.	Invest 25% or more of the Fund’s total assets in any particular industry or group of industries, except that the Fund will concentrate its assets in the energy infrastructure industry, and under normal circumstances will invest at least 25% of the Fund’s total assets in the securities of companies that constitute the applicable industry. The foregoing does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

The following are the non-fundamental investment restrictions for the Fund. These restrictions can be changed by the Board, but the change will only be effective after prior written notice is given to Fund shareholders.

1.	Under normal circumstances, the Fund may invest up to 15% of its net assets in illiquid investments.

2.	Under normal circumstances, the Fund will invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in securities of energy infrastructure companies.

3.	Under normal circumstances, the Fund may invest up to 30% of its total assets in securities denominated in the currency of a non-North American country, which may include securities issued by energy companies organized and/or having securities traded on an exchange outside North America and/or securities of other non-North American companies that are denominated in the currency of a non-North American country.

4.	Under normal circumstances, the Fund may also invest up to 20% of its total assets in debt securities of any issuers, including securities which may be rated below investment grade (“junk bonds”) by an NRSRO or judged by the Adviser to be of comparable credit quality.

5.	Under normal circumstances, the Fund may invest up to 10% of its total assets in securities of any one issuer.

6.	The Fund will not invest in private companies.

7.	The Fund will not engage in short sales of securities.

Percentage Limitations

The Fund’s compliance with its investment policies and limitations on certain investment percentages will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, except with respect to borrowing for leverage or investing in illiquid investments, any subsequent change in values, net assets or other circumstances will not be considered when determining whether an investment complies with the Fund’s investment policies and limitations on certain investment percentages. If a percentage or rating restriction on investment or use of assets set forth herein or in the Proxy Statement/Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation. If at any time the Fund’s illiquid investments are greater than 15% of its net assets, the Fund will determine how to remediate the excess illiquid investments in accordance with the 1940 Act and the Fund’s policies and procedures. In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by the Fund, the Fund may receive stock, real estate or other investments that the Fund would not, or could not, buy. If this happens, the Fund will sell such investments as soon as practicable while trying to maximize the return to its shareholders. With respect to borrowing, if at any time the Fund’s borrowings exceed one-third of its total assets (including the amount borrowed) less liabilities (other than borrowings), such borrowings will be reduced within three days, (not including Sundays and holidays) or such longer period as may be permitted by the 1940 Act, to the extent necessary to comply with the one-third limitation.

MANAGEMENT OF THE FUND

Board of Trustees

The management and affairs of the Fund are overseen by the Board of Trustees. The Board of Trustees consists of five individuals. The Board of Trustees establishes policies for the operation of the Fund and appoints the officers who conduct the daily business of the Fund.

The Role of the Board of Trustees

The Board provides oversight of the management and operations of the Trust. The day-to-day responsibility for the management and operation of the Trust is the responsibility of various service providers to the Trust and its individual series, such as the Adviser; Quasar Distributors, LLC, the Fund’s principal underwriter (the “Distributor”); U.S. Bank Global Fund Services, the Fund’s administrator (the “Administrator”) and transfer agent (the “Transfer Agent”); and U.S. Bank, National Association, the Fund’s Custodian, each of whom are discussed in greater detail in this SAI. The Board approves all significant agreements between the Trust and its service providers, including the agreements with the Adviser, Distributor, Administrator, Custodian and Transfer Agent. The Board has appointed various individuals as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s day-to-day operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations. The Board has appointed a Chief Compliance Officer (“CCO”) who reports directly to the Board and who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters, including an annual compliance review. Some of these reports are provided as part of formal Board meetings, which are held four times per year, and such other times as the Board determines is necessary, and involve the Board’s review of recent Trust operations. From time to time one or more members of the Board may also meet with Trust officers in less formal settings, between formal Board meetings to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Leadership Structure

The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function. The Board is comprised of four Trustees that are not considered to be “interested persons” of the Fund, as defined by the 1940 Act (“Independent Trustees”), and one “interested trustee.” The Board has established three standing committees, an Audit Committee, a Nominating & Governance Committee and a Distribution and Brokerage Committee, which are discussed in greater detail under “Board Committees” below. Each Committee is comprised of all the Independent Trustees.

The Board has appointed Tom Florence as Chairman and Andrew J. Iseman as Lead Independent Trustee.

In accordance with the fund governance standards prescribed by the SEC under the 1940 Act, the Independent Trustees on the Nominating & Governance Committee select and nominate all candidates for Independent Trustee positions. Each Trustee was elected to serve on the Board because of his or her experience, qualifications, attributes and skills as set forth in the subsection “Trustee Qualifications” below.

The Board reviews its structure regularly in light of the characteristics and circumstances of the Trust, including: the affiliated or unaffiliated nature of each investment adviser; the number of funds that comprise the Trust; the variety of asset classes that those funds reflect; the net assets of the Trust; the committee structure of the Trust; and the independent distribution arrangements of each of the Trust’s series.

The Board has determined that the inclusion of all Independent Trustees as members of each Committee allows all such Trustees to participate in the full range of the Board’s oversight duties, including oversight of risk management processes discussed below. Given the composition of the Board and the function and composition of its various committees as described above, the Trust has determined that the Board’s leadership structure is appropriate.

Board Oversight of Risk Management

As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel, including personnel of the Trust’s service providers. Because risk management is a broad concept comprised of many elements (such as, for example, investment risk, issuer and counter-party risk, compliance risk, operational risk, business continuity risk, etc.) the oversight of different types of risks is handled in different ways. For example, the CCO regularly reports to the Board during Board meetings and meets in executive session with the Independent Trustees to discuss compliance and operational risks. In addition, Carrie Ramirez Schoffman, the Independent Trustee designated as the Audit Committee’s “audit committee financial expert,” meets with the Principal Financial Officer and the Fund’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Fund’s financial reporting function. The full Board receives reports from the investment advisers to the underlying series as to investment risks.

Trustees and Officers

The Trustees and officers of the Trust are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years.

Name and Age[1]	Position(s) Held With Trust, Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held
Independent Trustees
Carrie Ramirez Schoffman (1973)	Trustee; Indefinite; Since October 2024	Owner, CPA Concierge Services, LLC (since 2020); Tax Accountant, Bree Beers & Associates, PC (2017- 2021); Principal Financial Officer and Treasurer, ICON Funds (2013-2017); Chief Compliance Officer, ICON Funds (2004-2017); Chief Compliance Officer, Senior Vice President, ICON Advisers, Inc. (2004-2017); Staff Accountant, U.S. Securities and Exchange Commission (2003-2004); Experienced Manager/Senior/Staff, PricewaterhouseCoopers LLP (1996-2003); CPA designation (since 1996).	5	Ultimus Registered Alternatives Gateway Series Trust

Name and Age[1]	Position(s) Held With Trust, Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held
Keith A. Fletcher (1958)	Trustee; Indefinite; Since October 2024	Principal and Founder, JAHFT Solutions (since 2017); Principal and Chief Distribution Officer, Riskx Investments (2012-2017); Chief Marketing Officer, Guggenheim Investments/Rydex SGI (2008-2012); Managing Director, Lyster Watson (2007-2008); President and Chief Executive Officer, Fletcher Financial Group Inc. (2004-2007); Chief Marketing Officer, Executive Vice President, Van Eck Global (1992-2004).	5	Valkyrie ETF Trust II
Andrew J. Iseman (1964)	Trustee; Indefinite; Since October 2024

Member, Governing Council, Independent Directors Council (since 2024); Adjunct Faculty, Rockhurst University (2018); Chief Executive Officer, Scout Investments (2010-2018); Chief Operating Officer, RK Capital Management (2009-2010); Chief Operating Officer, Janus Investment Fund, Janus Adviser Series and Janus Aspen Series (2007-2008); Senior Vice President, INTECH (2005-2007); Vice President of Investment Operations, Janus Capital Group (2003- 2005); Chief Operating Officer, Berger Financial Group (1996-2003); Product Manager, DST Systems (1993-1996); Senior Compliance Examiner, FINRA (1987-1993).

			5	Pacific Select Fund; Pacific Funds Series Trust
John C. Maxwell (1963)	Trustee; Indefinite; Since October 2024	Lead Portfolio Manager, Delaware Ivy Investments/Waddell & Reed/Ivy Investments (2006- 2021); Analyst and Assistant Portfolio Manager, Delaware Ivy Investments/Waddell & Reed/Ivy Investments (1998-2006); Consumer Staples Analyst, Fort Washington Investment Advisors (1995-1998); Financial Analyst, Procter & Gamble (1992-1995); Engineer in Charge of Construction, Camp David, White House Military Office (1986-1990); First Lieutenant, U.S. Army Reserves, Corps of Engineers; CFA designation (since 1998).	5	None
Interested Trustee[2]
Tom Florence (1962)	Trustee; Indefinite; Since October 2024	Chief Executive Officer, Tortoise Capital Advisors, L.L.C. (since 2024); Managing Director, Hamilton Lane (2021-2022); Chairman, Chief Executive Officer and Founder, 361 Capital (2009-2021); Managing Partner, Black Creek Capital (2003-2008); Managing Director, Morningstar Inc. (2000-2003); Managing Director, Pilgrim Baxter & Associates (1996-2000); Vice President, Fidelity Investments (1991-1996); Vice President, Merrill Lynch (1985-1991).	5	Tortoise Energy Infrastructure Corp.; Tortoise Sustainable and Social Impact Term Fund

Name and Age[1]	Position(s) Held With Trust, Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held
Officers
Tom Florence	President and Chief Executive Officer (Principal Executive Officer); Since October 2024	See above.	—	—
Peter Sattelmair (1977)	Principal Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer); Since October 2024	Director of CFO Services, PINE Advisor Solutions LLC (2021 - present); Director of Fund Operations, Transamerica Asset Management (2014 - 2021).	—	—
Amy Siefer (1977)	Chief Compliance Officer; Since October 2024	Director of Fund CCO Services, PINE Advisor Solutions LLC (2024 - present); Vice President at Citi Fund Services Ohio, Inc. (2012 - 2024).	—	—
Jeffrey Kruske (1975)	Secretary; Since January 2025	General Counsel – Managing Director at Tortoise Capital Advisors L.L.C. (since 2017); General Counsel, Office of the Kansas Securities Commissioner (2011-2016); Attorney, Schlagel Gordon & Kinzer, LLC (2009-2011); Attorney, Law Office of Jeffrey S. Kruske, P.A. (2002-2009).	—	—

[1]	The address of each trustee and officer is 5901 College Boulevard, Suite 400, Overland Park, Kansas 66211.

[2]	As a result of his position held with the Adviser or its affiliates, this individual is considered an “interested person” within the meaning of the 1940 Act.

Trustee Qualifications

In addition to the experience provided in the table above, each Trustee possesses the following qualifications, attributes and skills, each of which factored into the conclusion to invite them to join the Fund’s Board: Ms. Ramirez Schoffman, experience as principal financial and chief compliance officer; Mr. Fletcher, experience as a chief distribution officer and chief marketing officer; Mr. Iseman, experience as a chief operating officer; and Mr. Maxwell, experience as portfolio manager.

Other attributes and qualifications considered for each Trustee in connection with their selection to join the Board were their character and integrity and their willingness and ability to serve and commit the time necessary to perform the duties of a Trustee for the Fund. In addition, as to each Trustee other than Mr. Florence, his or her status as an Independent Trustee; and, as to Mr. Florence, his roles with the Adviser were an important factor in his selection as a Trustee. No experience, qualification, attribute or skill was by itself controlling.

Mr. Florence serves as Chairman of the Board. Mr. Florence is an “interested person” of the Fund within the meaning of the 1940 Act. The appointment of Mr. Florence as Chairman reflects the belief that his experience and familiarity with the Fund’s day-to-day operations and the individuals with responsibility for the Fund’s management and operations provides the Board with insight into the Fund’s business and activities and, with his familiarity with the Fund’s administrative support, facilitates the efficient development of meeting agendas that address the Fund’s business, legal and other needs and the orderly conduct of meetings of the Board.

The discussion of the Trustees’ experience and qualifications is pursuant to SEC requirements, does not constitute holding out the Board or any Trustee as having special expertise, and shall not impose any greater responsibility or liability on any such Trustee or the Board by reason thereof.

Trustee and Management Ownership of Fund Shares

The following table shows the dollar range of Fund shares beneficially owned by the Trustees as of December 31, 2024.

Name	Dollar Range of Fund Shares Beneficially Owned (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, Over $100,000)	Aggregate Dollar Range of Shares in All Funds in the Trust
Independent Trustees
Carrie Ramirez Schoffman	None	None
Keith A. Fletcher	None	None
Andrew J. Iseman	None	None
John C. Maxwell	None	None

As of December 31, 2024, the Trustees and Officers of the Trust as a group owned less than 1% of the outstanding shares of the Fund.

Board Committees

Audit Committee. The Trust has an Audit Committee, which is comprised of the Independent Trustees. The Audit Committee reviews financial statements and other audit-related matters for the Fund. The Audit Committee also holds discussions with management and with the Fund’s independent registered public accounting firm concerning the scope of the audit and the auditor’s independence.

Nominating & Governance Committee. The Trust has a Nominating & Governance Committee, which is comprised of the Independent Trustees. The Nominating & Governance Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of trustee and meets only as necessary.

The Nominating & Governance Committee will consider nominees recommended by shareholders for vacancies on the Board of Trustees. Recommendations for consideration by the Nominating & Governance Committee should be sent to the Secretary of the Trust in writing together with the appropriate biographical information concerning each such proposed nominee. Shareholder recommendations for nominations to the Board of Trustees will be accepted on an ongoing basis. The Nominating & Governance Committee’s procedures with respect to reviewing shareholder nominations will be disclosed as required by applicable securities laws.

Distribution and Brokerage Committee. The Distribution and Brokerage Committee provides oversight with respect to the distribution of shares of the Fund including services of the Distributor. The Committee also oversees matters relating to the use of brokerage commissions and placement of portfolio transactions.

Trustee Compensation

The Trustees each receive an annual retainer of $20,000. The Trustees each receive $1,000 per meeting attended.

Name of Person/Position	Aggregate Compensation From the Fund[1]	Pension or Retirement Benefits Accrued as Part of Fund’s Expenses ($)	Estimated Annual Benefits Upon Retirement ($)	Total Compensation from Fund and Fund Complex Paid to Trustees[1]
Independent Trustees:
Carrie Ramirez Schoffman	$16,350	—	—	$24,000
Keith A. Fletcher	$16,350	—	—	$24,000
Andrew J. Iseman	$16,350	—	—	$24,000
John C. Maxwell	$16,350	—	—	$24,000

[1]	Estimated for the initial fiscal year ended November 30, 2025.

Control Persons and Principal Shareholders

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control. A controlling person possesses the ability to control the outcome of matters submitted for shareholder vote by the Fund. As of the date of this SAI, the Fund had not yet commenced operations and no shares were outstanding.

Investment Adviser

Our investment adviser is Tortoise Capital Advisors, L.L.C. (previously identified as the “Adviser”), a registered investment adviser specializing in energy investing across the energy value chain, including infrastructure and MLPs.

Our Adviser is indirectly controlled by Lovell Minnick Partners LLC (“Lovell Minnick”), a private equity firm that invests in growth-oriented companies and is an indirectly wholly-owned subsidiary of Tortoise Parent Holdco LLC (“Tortoise”). A vehicle formed by Lovell Minnick owned by certain private funds sponsored by Lovell Minnick and a group of institutional co-investors owns a controlling interest in Tortoise. Certain employees in the Tortoise complex, including all of our Managing Directors, also own interests in Tortoise. Our Adviser is located at 5901 College Boulevard, Suite 400, Overland Park, Kansas 66211. As of January 31, 2025, our Adviser had approximately $[8.2] billion in assets under management in the energy sector.

Pursuant to an Investment Advisory Agreement (the “Advisory Agreement”), the Adviser, subject to overall oversight by the Board, manages our investments. The Adviser regularly provides us with investment research advice and oversight and will furnish continuously an investment program for us, consistent with our investment objective and policies. In consideration of the services to be provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive from the Fund an investment advisory fee computed daily and paid monthly, at the annual rate of 0.85% of the average daily net assets of the Fund.

Primary responsibility for the day-to-day management of our investment portfolio is the joint responsibility of a team of portfolio managers consisting of Matthew Sallee, CFA, Brian Kessens, CFA, James Mick, CFA and Robert Thummel. The investment committee of the Adviser, comprised of these portfolio managers, provides investment strategy oversight to the portfolio management team who implements the strategy. While responsibility for monitoring, review, and analysis of individual securities is spread among various individual members of the portfolio management team, all portfolio management decisions and reviews are based on a team approach. Each of Messrs. Sallee, Kessens, Mick and Thummel has an employment-related agreement with the Adviser and receives base compensation for the services he provides. They are also eligible for an annual discretionary cash bonus based on the Adviser’s earnings and the satisfaction of certain other conditions. The Adviser’s earnings are based in part on the value of assets held in our portfolio. Additional benefits received by Messrs. Sallee, Kessens, Mick and Thummel are normal and customary employee benefits generally available to all full-time employees. Each of Messrs. Sallee, Kessens, Mick and Thummel owns an equity interest in Tortoise and each thus benefits from increases in the net income of the Adviser.

Portfolio Managers

The Fund is managed by the portfolio management team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolios are described below. Each member of the portfolio management team has served as portfolio manager since the Fund’s inception.

The following table provides information regarding other accounts managed by each portfolio manager, excluding the Fund, including information regarding the number of managed accounts that pay a performance fee, as of December 31, 2024:

Name of Manager	Account Category	# of Accounts	Total Assets of Accounts (in millions)	# of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Matthew Sallee
	Registered investment companies	4	$1,830,073,281.41	-	-
	Other pooled investment vehicles	2	$77,082,592.88	-	-
	Other accounts	336	$3,157,299,248.02	8	$1,115,376,441.14
Brian Kessens
	Registered investment companies	4	$1,830,073,281.41	-	-
	Other pooled investment vehicles	2	$77,082,592.88	-	-
	Other accounts	336	$3,157,299,248.02	8	$1,115,376,441.14
James Mick
	Registered investment companies	4	$1,830,073,281.41	-	-
	Other pooled investment vehicles	2	$77,082,592.88	-	-
	Other accounts	336	$3,157,299,248.02	8	$1,115,376,441.14
Robert Thummel
	Registered investment companies	4	$1,830,073,281.41	-	-
	Other pooled investment vehicles	2	$77,082,592.88	-	-
	Other accounts	336	$3,157,299,248.02	8	$1,115,376,441.14

Securities Ownership of Portfolio Managers

[As of December 31, 2024], the Fund’s portfolio managers did not own any shares of the Fund.

Potential Conflicts of Interest Involving the Adviser and Portfolio Manager Compensation

Conflicts of interest may arise from the fact that the Adviser and its affiliates carry on substantial investment activities for other clients, in which the Fund has no interest. The Adviser or its affiliates may have financial incentives to favor certain of these accounts over the Fund. Any of the Adviser’s or its affiliates’ proprietary accounts and other customer accounts may compete with the Fund for specific trades. The Adviser or its affiliates may give advice and recommend securities to, or buy or sell securities for, other accounts and customers, which advice or securities recommended may differ from advice given to, or securities recommended or bought or sold for, the Fund, even though their investment objectives may be the same as, or similar to, our objective. Certain of the funds and accounts managed by our Adviser may invest in the equity securities of a particular company, while other funds and accounts managed by the Adviser may invest in the debt securities of the same company.

The Adviser has written allocation policies and procedures that it will follow in addressing any conflicts. When two or more clients advised by our Adviser or its affiliates seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by the Adviser in its discretion and in accordance with each client’s investment objectives and the Adviser’s procedures.

From time to time, our Adviser may seed proprietary accounts for the purpose of evaluating a new investment strategy that eventually may be available to clients through one or more product structures. Such accounts also may serve the purpose of establishing a performance record for the strategy. The Adviser’s management of accounts with proprietary interests and nonproprietary client accounts may create an incentive to favor the proprietary accounts in the allocation of investment opportunities, and the timing and aggregation of investments. The Adviser’s proprietary seed accounts may include long-short strategies, and certain client strategies may permit short sales. A conflict of interest arises if a security is sold short at the same time as a long position, and continuously short selling in a security may adversely affect the stock price of the same security held long in client accounts. The Adviser has adopted various policies to mitigate these conflicts, including policies that require the Adviser to avoid favoring any account, and that prohibit client and proprietary accounts from engaging in short sales with respect to individual stocks held long in client accounts. The Adviser’s policies also require transactions in proprietary accounts to be placed after client transactions.

SERVICE PROVIDERS

U.S. Bank Global Fund Services (“Fund Services”), located at 615 East Michigan St., Milwaukee, Wisconsin 53202 serves as the Administrator, accounting agent and transfer agent for the Fund.

Fund Services provides certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Fund with applicable laws and regulations; arranging for the computation of performance data, including NAV per share and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, Fund Services does not have any responsibility or authority for the investment management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares. Pursuant to the Administration Agreement, for its services, Fund Services receives from the Fund a fee computed daily and payable monthly based on the Fund’s average net assets, all subject to an annual minimum fee. Fund Services also acts as Fund Accountant, Transfer Agent and dividend disbursing agent under separate agreements with the Trust.

Quasar Distributors, LLC, located at Three Canal Plaza, Suite 100, Portland, ME 04101 acts as Distributor to the Fund.

Pursuant to a custody agreement between the Trust and U.S. Bank, National Association (“U.S. Bank”), U.S. Bank serves as the custodian of the Fund’s assets (the “Custodian”). Pursuant to the custody agreement, the Custodian receives an annual fee based on the Fund’s total average daily net assets, subject to a minimum annual fee, and certain settlement charges. The Custodian also is entitled to reimbursement for certain out-of-pocket expenses. The Custodian’s address is 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212.

Legal Counsel

Vedder Price P.C., located at 222 N. LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Trust. Morrison & Foerster, LLP, located at 4200 Republic Plaza, Denver, Colorado 80202, serves as legal counsel to the Independent Trustees.

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP, located at Two Liberty Place 50 S. 16th Street, Philadelphia, Pennsylvania 19102 serves as the independent registered public accounting firm for the Fund. Its services include auditing the Fund’s financial statements and the performance of related compliance tax services.

DISTRIBUTION OF FUND SHARES

The Trust has entered into a distribution agreement (the “Distribution Agreement”) with Quasar Distributors, LLC (the “Distributor”), Three Canal Plaza, Suite 100, Portland, ME 04101, pursuant to which the Distributor acts as the Fund’s principal underwriter, provides certain administration services and promotes and arranges for the sale of the Fund’s shares on a best efforts basis. The offering of the Fund’s shares is continuous. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Independent Trustees. The Distribution Agreement is terminable without penalty by the Trust, on behalf of the Fund, on 60 days’ written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board, including a majority of the Trustees who are not “interested persons” (as defined under the 1940 Act) of the Trust, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment,” as defined in the 1940 Act.

DISTRIBUTION (RULE 12B-1) PLAN

The Fund has adopted a distribution plan for A Class, C Class and T Class shares pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”). Under the 12b-1 Plan, the Fund pays a fee to the Distributor for distribution and/or shareholder services (the “Distribution and Servicing Fee”) at an annual rate of 0.25% of the average daily NAV of the A Class shares, 1.00% of the average daily NAV of the C Class shares and 0.25% of the average daily NAV of the T Class shares. The 12b-1 Plan provides that the Distributor may use all or any portion of such Distribution and Servicing Fee to finance any activity that is principally intended to result in the sale of Fund shares, subject to the terms of the 12b-1 Plan, or to provide certain shareholder services. For C Class shares, 0.25% of the 1.00% fee may be paid for the provision of shareholder services and the remaining amount will be used for distribution expenses. The 12b-1 Plan is intended to benefit the Fund by increasing its assets and thereby reducing the Fund’s expense ratio. T Class Shares did not incur Rule 12b-1 fees during the [fiscal year ended November 30, 2024,] as the shares were not available for purchase.

The Distribution and Servicing Fee is payable to the Distributor regardless of the distribution-related expenses actually incurred. Because the Distribution and Servicing Fee is not directly tied to expenses, the amount of distribution fees paid by A Class, C Class and T Class shares during any year may be more or less than actual expenses incurred pursuant to the 12b-1 Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as a “compensation” plan.

The Distributor may use the Distribution and Servicing Fee to pay for services covered by the 12b-1 Plan including, but not limited to, advertising; compensating underwriters, dealers and selling personnel engaged in the distribution of Fund shares; reimbursing for up-front sales commissions; the printing and mailing of prospectuses, statements of additional information and reports; the printing and mailing of sales literature pertaining to the Fund; and obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Fund may, from time to time, deem advisable.

The 12b-1 Plan provides that it will continue from year to year upon approval by the majority vote of the Board, including a majority of the Independent Trustees cast in person at a meeting called for that purpose, provided that such trustees have made a determination that there is a reasonable likelihood that the 12b-1 Plan will benefit the Fund and its shareholders. It is also required that the Independent Trustees, select and nominate all other trustees who are not “interested persons” of the Fund. The 12b-1 Plan and any related agreements may not be amended to materially increase the amounts to be spent for distribution expenses without approval of shareholders holding a majority of the Fund shares outstanding. All material amendments to the 12b-1 Plan or any related agreements must be approved by a vote of a majority of the Board and the Independent Trustees, cast in person at a meeting called for the purpose of voting on any such amendment.

The 12b-1 Plan requires that the Distributor provide to the Board, at least quarterly, a written report on the amounts and purpose of any payment made under the 12b-1 Plan. The Distributor is also required to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the 12b-1 Plan should be continued.

As noted above, the 12b-1 Plan provides for the ability to use Fund assets to pay financial intermediaries (including those that sponsor mutual fund supermarkets), plan administrators, and other service providers to finance any activity that is principally intended to result in the sale of Fund shares (distribution services) and for the provision of personal services to shareholders. The payments made by the Fund to financial intermediaries are based primarily on the dollar amount of assets invested in the Fund through the financial intermediaries. These financial intermediaries may pay a portion of the payments that they receive from the Fund to their investment professionals. In addition to the ongoing asset-based fees paid to these financial intermediaries under the 12b-1 Plan, the Fund may, from time to time, make payments under the 12b-1 Plan that help defray the expenses incurred by these intermediaries for conducting training and educational meetings about various aspects of the Fund for their employees. In addition, the Fund may make payments under the 12b-1 Plan for exhibition space and otherwise help defray the expenses these financial intermediaries incur in hosting client seminars where the Fund is discussed.

In addition, the Fund may participate in various “fund supermarkets” in which a mutual fund supermarket sponsor (usually a broker-dealer) offers many mutual funds to the sponsor’s customers without charging the customers a sales charge. In connection with its participation in such platforms and with an agreement in place with the Distributor or its affiliates, the Distributor may use all or a portion of the Distribution and Servicing Fee to pay one or more supermarket sponsors a negotiated fee for distributing the Fund’s shares. In addition, in its discretion, the Adviser may pay additional fees to such intermediaries from its own assets (see “Marketing Support Payments”).

Marketing Support Payments

The Adviser, out of its own profits and resources and without additional cost to the Fund or its shareholders, may provide additional cash payments or other compensation (“Support Payments”) to certain financial intermediaries who sell and/or promote the sale of shares of the Fund, including an affiliated broker-dealer. Subject to and in accordance with the terms of the Fund’s prospectus and the Distribution and/or Service Plan (as applicable) adopted by resolution of the Trust’s Board, and specifically the “Payments to Financial Intermediaries” section of the Fund’s prospectus, the Adviser may make Support Payments to such financial intermediaries related to marketing/distribution support, shareholder servicing, sales meetings, inclusion on sales lists (including a preferred or select sales list) and participation in sales programs.

The Adviser has agreements with several firms to pay such Support Payments, which are calculated in three ways: (1) as a percentage of net sales; (2) as a percentage of net assets; and (3) as a flat fee.

The possibility of receiving, or the receipt of, such Support Payments as described above may provide such intermediaries and/or their salespersons with an incentive to favor sales of shares of the Fund, and other mutual funds whose affiliates make similar compensation available, over sales of shares of mutual funds (or non-mutual fund investments) that do not make such payments. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to mutual funds.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser is responsible for decisions to buy and sell securities for the Fund, broker-dealer selection, and negotiation of brokerage commission rates. The Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution. In selecting a broker-dealer to execute each particular transaction, the Adviser will initially consider their ability to execute transactions at the most favorable prices and lowest overall execution costs, while also taking into consideration other relevant factors, such as, the reliability, integrity and financial condition of the broker-dealer, the size of and difficulty in executing the order, and the quality of execution and custodial services. The determinative factor is not necessarily the lowest possible transaction cost, but whether the transaction represents the best qualitative execution for the client account. Because the Adviser considers all of the factors described above and not just commission cost, commission rates on some transactions may be higher than the lowest available commission rate charged by another broker-dealer for executing the same transaction. The Adviser does not utilize any third-party “soft dollar” arrangements. The Adviser receives unsolicited research from some of the brokers with whom it places trades on behalf of clients; however, the Adviser has no arrangements or understandings with such brokers regarding receipt of research in return for commissions. While the Adviser may review certain of the research received, the Adviser does not consider this research when selecting brokers to execute client transactions. The Adviser does not put a specific value on unsolicited research, nor does the Adviser attempt to estimate and allocate the relative costs or benefits among its clients. Research services may include reports on energy companies, the market, the economy and other general widely distributed research and may be used by the Adviser in servicing all funds and accounts managed by the Adviser, including the Fund. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the execution services offered.

The Fund may, from time to time, enter into arrangements with placement agents in connection with direct placement transactions. In evaluating placement agent proposals, the Adviser will consider each broker’s access to issuers of energy company securities and experience in the energy market, particularly the direct placement market. In addition to these factors, the Adviser will consider whether the proposed services are customary, whether the proposed fee schedules are within the range of customary rates, whether any proposal would obligate us to enter into transactions involving a minimum fee, dollar amount or volume of securities, or into any transaction whatsoever, and other terms such as indemnification provisions.

The Adviser shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Adviser an amount of commission for effecting an investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Fund and to other clients of the Adviser as to which the Adviser exercises investment discretion. The Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers and dealers who also provide research or statistical material or other services to the Adviser. Such allocation shall be in such amounts and proportions as the Adviser shall determine, and the Adviser will report on said allocations regularly to the Board, indicating the brokers to whom such allocations have been made and the basis therefor.

Portfolio transactions may be placed with broker-dealers who sell shares of the Fund subject to rules adopted by FINRA and the SEC. Portfolio transactions may also be placed with broker-dealers in which the Adviser has invested on behalf of the Fund and/or client accounts.

PORTFOLIO TURNOVER

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations or redemption requests warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to above-average transaction costs and could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income rates (currently as high as 37%). To the extent that the Fund experiences an increase in brokerage commissions due to a higher portfolio turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred and may result in a greater number of taxable transactions.

CODE OF ETHICS

The Trust, the Adviser has adopted Code of Ethics under Rule 17j-1 of the 1940 Act. These codes permit, subject to certain conditions, personnel of the Trust and Adviser to invest in securities that may be purchased or held by the Fund.

PROXY VOTING PROCEDURES

The Fund and the Adviser have adopted proxy voting policies and procedures (“Proxy Policy”), which the Fund believes are reasonably designed to ensure that proxies are voted in the Fund’s best interests and the shareholders’ best interests. Subject to the oversight of the Board, the Board has delegated responsibility for implementing the Proxy Policy to the Adviser. The Adviser has adopted Glass Lewis’s proxy voting guidelines, which are applied to all Adviser proxy votes at the time proxy votes are submitted. The Adviser will consider additional information that may become available regarding a particular proposal. This additional information may include an issuer’s or a shareholder proponent’s subsequently filed additional definitive proxy materials. Proxies are generally voted in accordance with the Adviser’s proxy voting guidelines; however, the Adviser may opt to override the guidelines if it is decided to be in the best interest of its clients.

The Adviser is responsible for monitoring Fund actions and ensuring that proxies are voted in a timely manner. The Fund is not responsible for voting proxies it does not receive but will make reasonable efforts to obtain missing proxies. The Adviser shall implement procedures to identify and monitor potential conflicts of interest that could affect the proxy voting process, including (1) significant client relationships; (2) other potential material business relationships; and (3) material personal and family relationships. In the absence of contrary instructions received from the applicable Investment Committee of the Adviser or a Managing Director of the Adviser designated by the Investment Committee, all proxies will be voted in accordance with the referenced Glass Lewis guidelines. The Fund may determine not to vote a particular proxy, if the costs and burdens exceed the benefits of voting (e.g., when securities are subject to loan or to share blocking restrictions).

If a request for proxy presents a conflict of interest between the shareholders on the one hand, and the Adviser, the principal underwriters, or any affiliated persons of the Fund, on the other hand, management may (i) disclose the potential conflict to the Board of Trustees and obtain consent; (ii) establish an ethical wall or other informational barrier between the persons involved in the conflict and the persons making the voting decisions; (iii) abstain from voting the proxies; or (iv) use an independent third-party recommendation. The Adviser will document the rationale for any proxy voted contrary to the proxy voting guidelines. Such information will be maintained as part of the recordkeeping requirements.

PORTFOLIO HOLDINGS INFORMATION

The Trust has adopted a policy regarding the disclosure of information about the Fund’s portfolio holdings. The Board of Trustees must approve all material amendments to this policy. The Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet websites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated each day the NYSE is open for trading via the NSCC. Pursuant to Rule 6c-11 under the 1940 Act, information regarding the Fund’s current portfolio holdings will be available on a daily basis at https://tortoiseadvisors.com/. The Trust will not disseminate nonpublic information concerning the Trust. In no event shall the Adviser, its affiliates or employees, or the Fund receives any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

There can be no assurance that the Portfolio Holdings Policies and these procedures will protect the Fund from potential misuse of that information by individuals or entities to which it is disclosed.

PURCHASE AND REDEMPTION OF FUND SHARES

Purchase of Shares

Shares of the Fund are sold in a continuous offering and may be purchased on any business day from the Fund. The Fund may also authorize one or more financial intermediaries to accept purchase orders (an “Authorized Intermediary”). Authorized Intermediaries are authorized to designate other Authorized Intermediaries to accept orders on the Fund’s behalf. An order is deemed to be received when the Fund or an Authorized Intermediary accepts the order.

Orders received by the Fund or an Authorized Intermediary by the close of trading on the NYSE (generally 4:00 p.m., Eastern time) on a business day will be processed at the applicable price determined as of the close of trading on the NYSE on that day. Otherwise, the orders will be processed at the next determined NAV.

Orders received by financial intermediaries that are not Authorized Intermediaries, will be processed at the applicable price next calculated after the Transfer Agent receives the order from the financial intermediary.

Purchase Requests Must be Received in Good Order

“Good order” means that your purchase request includes:

1.	The name of the Fund you are investing in;

2.	The dollar amount of shares to be purchased;

3.	The class of shares to be purchased;

4.	Your Account Application or investment stub; and

5.	A check payable to the name of the Fund or a wire transfer received by the Fund.

Shares of the Fund have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses or in certain other circumstances where the Chief Compliance Officer and Anti-Money Laundering Officer for the Trust both conclude that such sale is appropriate and is not in contravention of United States law.

Redemption of Shares

In general, orders to sell or “redeem” shares may be placed directly with the Fund or through a financial intermediary. You may redeem all or part of your investment in the Fund’s shares on any business day that the Fund calculates its NAV. It is the financial intermediary’s responsibility to transmit orders timely to the Fund.

Redemption Requests Must be Received in Good Order

Your share price will be based on the next NAV per share calculated after the Transfer Agent or an Authorized Intermediary receives your redemption request in good order. A redemption request will be deemed in “good order” if it includes:

1.	The shareholder’s name;

2.	The name of the Fund;

3.	The account number;

4.	The share or dollar amount to be redeemed;

5.	The class of shares to be redeemed; and

6.	Signatures by all shareholders on the account (with signature(s) guaranteed, if applicable).

Unless you instruct the Transfer Agent otherwise, redemption proceeds will be sent to the address of record. The Fund will not be responsible for interest lost on redemption amounts due to lost or misdirected mail.

A signature guarantee of each owner is required in the following situations:

1.	If ownership is changed on your account;

2.	When redemption proceeds are payable or sent to any person, address or bank account not on record;

3.	When a redemption is received by the Transfer Agent and the account address has changed within the last 15 calendar days; or

4.	For all redemptions in excess of $100,000 from any shareholder account.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source. Signature guarantees, from either a Medallion program member or a non-Medallion program member, can be obtained from banks and securities dealers, but not from a notary public.

The Fund may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.

Redemption-In-Kind

Under normal circumstances, the Fund does not intend to redeem shares in any form except cash. The Trust, however, has filed a notice of election under Rule 18f-1 of the 1940 Act that allows the Fund to redeem in-kind redemption requests during any 90-day period in excess of the lesser of $250,000 or 1% of the net assets of the Fund, valued at the beginning of such period. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash. The Fund potentially could distribute MLP interests. The tax reporting of MLP investments may be more complicated than the income tax reporting for stock and debt investments in that you would receive a K-1, the income or loss would be subject to the passive activity loss limitation provisions in the case of an individual or other non- corporate owners, and you may be subject to state income tax filings and unrelated business income tax.

Cancellations and Modifications

The Fund will not accept a request to cancel or modify a written transaction once processing has begun.

DETERMINATION OF NET ASSET VALUE

NAV for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is calculated by the Custodian and determined at the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day that such Exchange is open, provided that fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association (“SIFMA”) announces an early closing time.

The Fund’s assets are generally valued at their market price on the valuation date and are based on valuations provided by independent pricing services consistent with the Trust’s valuation policies. Pursuant to Rule 2a-5 under the 1940 Act, the Adviser has been designated by the Board as the valuation designee for the Fund and has been delegated the responsibility for making good faith, fair value determinations with respect to the Fund’s portfolio securities. When market prices are not readily available, or believed by the Adviser to be unreliable, a security or other asset is valued at its fair value by the Adviser as determined under fair value pricing procedures approved by the Board. The Board reviews, no less frequently than annually, the adequacy of the Fund’s policies and procedures and the effectiveness of their implementation. These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced. The Board will regularly evaluate whether the Trust’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through the application of such procedures.

The Fund’s securities which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and ask prices.

Securities traded on a securities exchange for which a last-quoted sales price is readily available will be valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on Nasdaq will be valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last- quoted sales price is not readily available will be valued at the last bid, ask or mean between the bid and the ask price, as determined by the Adviser and disclosed in the notes of the annual report. Equity securities traded in the over-the-counter market (“OTC”) market in which no last sales price is available will be valued at the average of the last bid prices obtained from two or more dealers unless there is only one dealer, in which case that dealer’s last bid price is used.

Stocks that are “thinly traded” or events occurring when a foreign market is closed but the Exchange is open may create a situation where a market quote would not be readily available. When a market quote is not readily available, the security’s value is based on “fair value” as determined by procedures adopted by the Board. The Board will periodically review the reliability of the Fund’s fair value methodology. The Fund may hold portfolio securities, such as those traded on foreign exchanges, that trade on weekends or other days when the Fund’s shares are not priced. Therefore, the value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Proxy Statement/Prospectus entitled “Dividends and Distributions.”

The Fund will receive income in the form of dividends and interest earned on its investments in securities or, for its investments in MLP companies, operational income from its investments in securities of MLP companies. This income, less the expenses incurred in its operations, is the Fund’s net investment income, substantially all of which will be distributed to the Fund’s shareholders. The amount of the Fund’s distributions is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed, and is subject to the discretion of the Board. The Fund does not pay “interest” or guarantee any fixed rate of return on an investment in its shares.

The Fund may also derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Any net gain the Fund may realize from transactions involving investments held less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (to the extent not offset by any capital loss carryovers), although a distribution from capital gains, will be distributed to shareholders with and as a part of the distributions of net investment income giving rise to ordinary income. If during any year the Fund realizes a net gain on transactions involving investments held for the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will have a net long-term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses carried over from the eight previous taxable years) will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time the Fund’s shares may have been held by the shareholders. For more information concerning applicable capital gains tax rates, see your tax adviser.

Any distribution paid by the Fund reduces the Fund’s NAV per share on the date paid by the amount of the distribution per share. Accordingly, a distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of principal (to the extent it is paid on the shares so purchased), even though it would be subject to income taxes.

Distributions will be automatically reinvested in additional common shares, unless the shareholder specifically has indicated otherwise. Investors have the right to change their elections with respect to the reinvestment of distributions by notifying the Transfer Agent in writing or by telephone. However, any such change will be effective only as to distributions for which the record date is five or more calendar days after the Transfer Agent has received the written request.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following is a summary of certain additional U.S. federal income tax considerations generally affecting the Fund and its shareholders that supplements the summary in the Proxy Statement/Prospectus. The discussion reflects applicable U.S. federal income tax laws as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal income, estate, gift, state, local or foreign tax considerations affecting the Fund and its shareholders (including shareholders owning large positions in the Fund). The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Fund, including applicable federal, state, local and foreign tax consequences to them or the effect of possible changes in tax laws.

In addition, no attempt is made to address tax considerations applicable to an investor with a special tax status, such as a financial institution, REIT, insurance company, regulated investment company, individual retirement account, other tax-exempt organization, dealer in securities or currencies, person holding shares of the Fund as part of a hedging, integrated, conversion or straddle transaction or constructive sale, trader in securities that has elected the mark-to-market method of accounting for its securities, U.S. holder (as defined below) whose functional currency is not the U.S. dollar, investor with “applicable financial statements” within the meaning of section 451(b) of the Internal Revenue Code of 1986, as amended (the “Code”), or non-U.S. investor. Furthermore, this discussion does not reflect possible application of the alternative minimum tax. Unless otherwise noted, this discussion assumes the Fund’s shares are held by U.S. persons and that such shares are held as capital assets.

A U.S. holder is a beneficial owner of the shares of the Fund that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States (including certain former citizens and former long-term residents);

•	a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•	a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

A “Non-U.S. holder” is a beneficial owner of shares of the Fund that is an individual, corporation, trust or estate and is not a U.S. holder. If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of the Fund, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership.

Regulated Investment Company Status. The Fund will seek to qualify for treatment as a RIC under the Code. Provided that for each taxable year the Fund: (i) meets the requirements to be treated as a RIC (as discussed below); and (ii) distributes at least an amount equal to the sum of 90% of the Fund’s investment company taxable income for such year (which includes the excess of net short-term capital gains over net long-term capital losses), computed without regard to the dividends-paid deduction, and 90% of its net tax-exempt interest income for such year (the “Distribution Requirement”), the Fund itself generally will not be subject to federal income taxes to the extent the Fund’s income, including the Fund’s net capital gain (the excess of the Fund’s net long-term capital gains over its net short-term capital losses), is distributed to the Fund’s shareholders. One of several requirements for RIC qualification is that the Fund must receive at least 90% of the Fund’s gross income each year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to the Fund’s business of investing in stock, securities, foreign currencies and net income from interests in qualified publicly traded partnerships, generally including MLPs and certain LLCs (the “90% Test”). A second requirement for qualification as a RIC is that the Fund must diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets or 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships, generally including MLPs and certain LLCs (the “Asset Test”).

For purposes of the 90% Test, the character of income earned by certain entities in which the Fund invests that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships and LLCs that are not publicly traded partnerships and that have not elected to be classified as corporations under applicable regulations) will generally pass through to the Fund. Consequently, in order to qualify as a RIC, the Fund may be required to limit its equity investments in such entities if they earn income that is nonqualifying income for purposes of the 90% Test.

If the Fund fails to satisfy the 90% Test or the Asset Test, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Asset Test where the Fund corrects the failure within a specified period of time. In order to be eligible for the relief provisions with respect to a failure to meet the Asset Test, the Fund may be required to dispose of certain assets. If these relief provisions are not available to the Fund and it fails to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable as ordinary income dividends to its shareholders, although if certain requirements are met distributions may be eligible for the dividends-received deduction for corporate shareholders and the lower tax rates on qualified dividend income for noncorporate shareholders. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If the Fund fails to qualify as a RIC for a period longer than two taxable years, it would generally be required to pay the Fund-level tax on certain net built-in gains recognized with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of the Fund for treatment as a RIC if they determine such course of action to be beneficial to shareholders. If the Fund determines that it will not qualify for treatment as a RIC, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.

For each year, the Fund intends to distribute substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and any realized net capital gain (after taking into account any capital loss carryovers). If the Fund failed to satisfy the Distribution Requirement for any taxable year, it would be taxed as a regular corporation, with consequences generally similar to those described above.

If the Fund meets the Distribution Requirement but retains some or all of its income or gains, they will be subject to federal income tax to the extent any such income or gains are not distributed. The Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares in the Fund by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.

The Fund will be subject to a nondeductible 4% federal excise tax on certain undistributed income if it does not distribute (and is not deemed to distribute) to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the twelve months ended October 31 of that year, subject to an increase for any shortfall in the prior year’s distribution. For this purpose, any ordinary income or capital gain net income retained by the Fund and subject to corporate income tax will be considered to have been distributed. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax, but can make no assurances that all such tax liability will be eliminated.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, a RIC may carry net capital losses from any taxable year forward to offset capital gains in future years. The Fund is permitted to carry net capital losses forward indefinitely. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to shareholders. Generally, the Fund may not carry forward any losses other than net capital losses. Under certain circumstances, the Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

Under section 163(j) of the Code, the amount of business interest that a taxpayer can deduct for any year is generally limited to the taxpayer’s (i) business interest income (which is the amount of interest includible in the gross income of the taxpayer which is properly allocable to a trade or business, but does not include investment income) plus (ii) 30% of adjusted taxable income (but not less than zero) plus (iii) floor plan financing interest. The IRS has issued regulations clarifying that all interest expense and interest income of a RIC is treated as properly allocable to a trade or business for purposes of the limitation on the deductibility of business interest. As a result, this limitation may impact the Fund’s ability to use leverage (e.g., borrow money, issue debt securities, etc.). Shareholders of the Fund may also be subject to this limitation. The Fund is permitted to pass-through its net business interest income (generally the Fund’s business interest income less applicable expenses and deductions) as a “section 163(j) interest dividend.” The amount passed through to shareholders is considered interest income and can be used to determine such shareholder’s business interest deduction under Code section 163(j), if any, subject to holding period requirements and other limitations. The Fund may choose not to report such section 163(j) interest dividends.

Taxation of U.S. Holders. Distributions of net capital gains (the excess of the Fund’s net long-term capital gains over its net short-term capital losses) that the Fund reports to a U.S. holder as capital gain dividends are taxable as long-term capital gains, regardless of how long such U.S. holder has owned the shares. Long-term capital gains are generally taxed to noncorporate U.S. holders at rates of up to 20%. All other dividends of the Fund (including dividends from net short-term capital gains) to the extent of its current or accumulated earnings and profits are generally subject to tax as ordinary income, subject to the discussion of qualified dividend income below.

Subject to certain limitations and requirements, including holding period requirements, dividends reported by the Fund as qualified dividend income will be taxable to noncorporate U.S. holders at rates of up to 20%. In general, dividends may be reported by the Fund as qualified dividend income if they are paid from dividends received by the Fund on common and preferred stock of U.S. companies or on stock of certain eligible foreign corporations, provided that certain holding period and other requirements are met by the Fund with respect to the dividend-paying stocks in its portfolio. Subject to certain limitations, eligible foreign corporations include those incorporated in possessions of the United States or in certain countries with comprehensive tax treaties with the United States, and other foreign corporations if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. “Passive foreign investment companies” (described below) are not qualified foreign corporations for this purpose. A noncorporate U.S. holder must also meet certain holding period and other requirements with respect to its shares in the Fund to be eligible to treat amounts as qualified dividend income.

Certain dividends received by the Fund on stock of U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (i) as to which the Fund has met certain holding period requirements and (ii) that is held in an unleveraged position) may be eligible for the dividends-received deduction generally available to corporate U.S. holders under the Code, provided such dividends are also appropriately reported as eligible for the dividends-received deduction by the Fund. In order to qualify for the dividends-received deduction, corporate U.S. holders must also meet minimum holding period requirements with respect to their Fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund shares. The entire dividend, including the otherwise deductible amount, will be included in determining the excess, if any, of a corporation’s adjusted current earnings over its alternative minimum taxable income, which may increase a corporation’s alternative minimum tax liability. A corporate U.S. holder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required. The Fund’s investment strategies may significantly limit its ability to distribute dividends eligible for the dividends-received deduction for corporations.

The Fund’s participation in loans of securities may affect the amount, timing, and character of distributions to U.S. holders. If the Fund participates in a securities lending transaction and receives a payment in lieu of dividends (a “substitute payment”) with respect to securities on loan in a securities lending transaction, such income generally will not constitute qualified dividend income and thus dividends attributable to such income will not be eligible for taxation at the rates applicable to qualified dividend income. In addition, dividends attributable to such income will not be eligible for the dividends-received deduction for corporate U.S. holders.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to U.S. holders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by U.S. holders on December 31 of the calendar year in which it was declared. In addition, certain distributions made after the close of a taxable year of the Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. In such case, U.S. holders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a RIC’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the RIC when they are actually paid.

Fund distributions, if any, that exceed the Fund’s current or accumulated earnings and profits may be treated as a return of capital to U.S. holders. A return of capital distribution generally will not be taxable but will reduce a U.S. holder’s cost basis and result in a higher capital gain or lower capital loss when the Fund shares on which the distribution was received are sold. After a U.S. holder’s basis in the Fund shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s shares.

Distributions that are reinvested in additional shares of the Fund will be taxable to U.S. holders to the same extent as if such distributions had been received in cash.

The U.S. holders will be notified annually by the Fund as to the federal tax characterization of all distributions made by the Fund. Distributions may be subject to state and local taxes.

U.S. individuals with income exceeding certain threshold amounts ($250,000 if married and filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately and $200,000 in other cases) are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which generally includes interest, dividends, and capital gains (including capital gains realized on the sale, redemption or exchange of shares of the Fund). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

A taxable U.S. holder may wish to avoid investing in the Fund shortly before a dividend or other distribution, because the distribution will generally be taxable even though it may economically represent a return of a portion of such U.S. holder’s investment.

U.S. holders who have not held Fund shares for a full year should be aware that the Fund may report and distribute to a U.S. holder, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Fund’s ordinary income or net capital gain, respectively, actually earned during such U.S. holder’s period of investment in the Fund.

A sale or redemption of shares by a U.S. holder may give rise to a gain or loss. The difference between the selling or redemption price and such U.S. holder’s tax basis for the shares sold or redeemed generally determines the amount of the gain or loss realized on the sale, redemption or exchange of Fund shares. The tax basis of Fund shares acquired by purchase will generally be based on the amount paid for Fund shares and then may be subsequently adjusted for other applicable transactions as required by the Code. Contact the broker through whom you purchased your Fund shares to obtain information with respect to the available basis reporting methods and elections for your account.

In general, any gain or loss realized upon a taxable disposition of Fund shares will be treated as capital gain or loss if the Fund shares are capital assets in the U.S. holder’s hands, and will be long-term capital gain or loss if the Fund shares have been held for more than one year, and short-term capital gain or loss if the Fund shares are held for one year or less. Any loss realized upon a taxable disposition of Fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any amounts treated as distributions to the U.S. holder of long-term capital gain with respect to the Fund shares (including any amounts credited to the U.S. holder as undistributed capital gains). All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if substantially identical shares of the Fund or other substantially identical stock or securities are purchased (through reinvestment of dividends or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss. The deductibility of capital losses is subject to limitation under the Code.

Taxation of Fund Investments. The Fund may invest in MLPs that are treated as qualified publicly traded partnerships for federal income tax purposes. Net income derived from an interest in a qualified publicly traded partnership is included in the sources of income from which a RIC must derive 90% of its gross income. However, no more than 25% of the value of a RIC’s total assets at the end of each fiscal quarter may be invested in securities of qualified publicly traded partnerships. If an MLP in which the Fund invests is taxed as a partnership for federal income tax purposes, the Fund will be taxable on its allocable share of the MLP’s income regardless of whether the Fund receives any distribution from the MLP. Thus, the Fund may be required to sell other securities in order to satisfy the distribution requirements to qualify as a RIC and to avoid federal income and excise taxes. Distributions to the Fund from an MLP that is taxed as a partnership for federal income tax purposes will constitute a return of capital to the extent of the Fund’s basis in its interest in the MLP. If the Fund’s basis is reduced to zero, distributions will constitute capital gain for federal income tax purposes.

Certain of the Fund’s investments may be subject to complex provisions of the Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, (i) convert distributions that would otherwise constitute qualified dividend income into ordinary income taxed at the higher rate applicable to ordinary income, (ii) treat distributions that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gain into short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash, (vii) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (viii) adversely alter the characterization of certain complex financial transactions, and (ix) produce income that will not be included in the sources of income from which a RIC must derive at least 90% of its gross income each year. These rules could therefore affect the character, amount and timing of distributions to U.S. holders. These provisions also may require the Fund to mark to market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the RIC distribution requirements for avoiding income and excise taxes. The Fund intends to monitor its transactions, intends to make appropriate tax elections, and intends to make appropriate entries in its books and records in order to mitigate the effect of these rules and preserve its qualification for treatment as a RIC.

If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such income it is required to accrue, to qualify as a RIC and avoid federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Fund may acquire debt securities that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original-issue discount bond). If the Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount unless the Fund elects to include the market discount in taxable income as it accrues.

The Fund’s investment in lower rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

The Fund’s investments in options may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income and loss or capital gain and loss or whether capital gains and losses are long-term or short-term in nature, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed by the Fund. It is anticipated that any net gain realized from the lapse or closing out of options contracts will be considered qualifying income for purposes of the 90% Test.

If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, such Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. No Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of a 4% excise tax that can be imposed if the Fund fails to meet certain calendar year distribution requirements contained in the Code. Dividends paid by PFICs are not treated as qualified dividend income.

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to any investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Fund does not expect to satisfy the requirements for passing through to its shareholders any share of foreign taxes paid by the Fund, with the result that U.S. holders will not be required to include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for any such taxes on their own tax returns.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues income or receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also may be treated as ordinary gain or loss. These gains and losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to the U.S. holders as ordinary income.

Backup Withholding. The Fund may be required to withhold federal income tax at a rate of 24% from all distributions and redemption proceeds payable to U.S. holders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified (or the Fund has been notified) by the IRS that they are subject to backup withholding. Corporate U.S. holders and certain other U.S. holders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s federal income tax liability, provided the required information is timely furnished to the IRS.

Non-U.S. Holders. Non-U.S. holders are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. Gains realized by Non-U.S. holders from the sale or other disposition of shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Non-U.S. holders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if a Non-U.S. holder is engaged in a trade or business within the United States. In addition, the tax consequences to a Non-U.S. holder entitled to claim the benefits of a tax treaty may be different than those described above.

The 30% withholding tax also will not apply to dividends that the Fund elects to report as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. The Fund may choose not to make such elections even if they are otherwise available. In the case of Fund shares held through a broker, the broker may withhold even if the Fund reports a payment as an interest-related dividend or a short-term capital gain dividend. Non-U.S. holders should contact their brokers with respect to the application of these rules to their accounts.

The Foreign Account Tax Compliance Act (“FATCA”) generally requires the Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Fund dividends and distributions and redemption proceeds. The Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable laws or regulations. Investors are urged to consult their own tax advisers regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

Pursuant to proposed regulations, the Treasury Department has indicated its intent to eliminate the requirements under FATCA of withholding on gross proceeds from the sale, exchange, maturity or other disposition of relevant financial instruments (including redemptions of stock). The Treasury Department has indicated that taxpayers may rely on these proposed regulations pending their finalization.

A beneficial holder of Fund shares who is a Non-U.S. holder may be subject to foreign, state and local tax and to the U.S. federal estate tax in addition to the federal income tax consequences referred to above. If a Non-U.S. holder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment or fixed base maintained by the shareholder in the United States.

Certain Potential Tax Reporting Requirements. Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance shareholders of a RIC are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to adverse tax consequences, including substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Call Options. The Fund’s covered call options generally will be treated as options governed by Code Section 1234. Pursuant to Code Section 1234, if a written option expires unexercised, the premium received is short-term capital gain to us. If the Fund enters into a closing transaction, the difference between the amount paid to close out the Fund’s position and the premium received for writing the option is short-term capital gain or loss. If a call option written by us is cash settled, any resulting gain or loss will generally be short-term capital gain or loss.

The Code contains special rules that apply to “straddles,” defined generally as the holding of “offsetting positions with respect to personal property.” For example, the straddle rules normally apply when a taxpayer holds stock and an offsetting option with respect to such stock or substantially identical stock or securities. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. If two or more positions constitute a straddle, recognition of a realized loss from one position must generally be deferred to the extent of unrecognized gain in an offsetting position. In addition, long-term capital gain may be recharacterized as short-term capital gain, or short-term capital loss as long-term capital loss. Interest and other carrying charges allocable to personal property that is part of a straddle are not currently deductible but must instead be capitalized. Similarly, “wash sale” rules apply to prevent the recognition of loss by us from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired within a prescribed period.

To the extent that any of the Fund’s positions constitute tax straddles which do not qualify as a “qualified covered call” under Section 1092(c)(4), the impact upon the Fund’s income taxes will include: dividends received on the long common stock leg of the straddle may not be eligible for distributions that qualify as “qualified dividend income” or for the corporate dividends received deduction, the Fund will generally realize short-term gain or loss on the long common stock leg of the straddle (to the extent losses are not otherwise deferred) and, realized losses on either the long common stock or the written (short) option legs of the straddle may be deferred for tax purposes to the extent that both legs of the straddle are not closed within the same tax year.

In general, a “qualified covered call option” is an option that is written (sold) with respect to stock that is held or acquired by a taxpayer in connection with granting the option which meets certain requirements, including: the option is exchange-traded or, if over-the-counter, meets certain IRS requirements, is granted more than 30 days prior to expiration, is not “deep-in-the-money” (within the meaning of Section 1092), is not granted by an options dealer (within the meaning of Section 1256(g)(8)) in connection with the option dealer’s activity of dealing in options, and gain or loss with respect to such option is not ordinary income or loss. Provided the Fund’s covered calls meet the definition of qualified covered call options and are not part of a larger straddle, the general tax straddle holding period termination rules will not apply. As a result, dividend income received with respect to the long common stock leg of the straddle may be eligible for qualified dividend income and corporate dividends received deduction treatment (assuming all other relevant requirements are met). In addition, the general tax straddle rules requiring loss deferral and the capitalization of certain interest expense and carrying charges will not apply. Qualified covered call option positions are, however, subject to special rules in the case of options which are in-the-money (but still not “deep-in-the-money”) or for positions which are closed near year end (and not within the same year end).

The Fund may enter into transactions that would be treated as “Section 1256 Contracts” under the Code. In general, the Fund would be required to treat any Section 1256 Contracts as if they were sold for their fair market value at the end of the Fund’s taxable year, and would be required to recognize gain or loss on such deemed sale for federal income tax purposes even though the Fund did not actually sell the contract and receive cash. Forty percent of such gain or loss would be treated as short-term capital gain or loss and sixty percent of such gain or loss would be treated as long-term capital gain or loss.

The Code allows a taxpayer to elect to offset gains and losses from positions that are part of a “mixed straddle.” A “mixed straddle” is any straddle in which one or more but not all positions are section 1256 contracts. The Company may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily “marking to market” of all open positions in the account and a daily netting of gains and losses from all positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The net capital gain or loss is treated as 60 percent long-term and 40 percent short-term capital gain or loss if attributable to the section 1256 contract positions, or all short-term capital gain or loss if attributable to the non-section 1256 contract positions.

The Fund’s transactions in options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by us (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to us and may defer the Fund’s losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require us to mark-to- market certain types of the positions in the Fund’s portfolio (i.e., treat them as if they were closed out), and (b) may cause us to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirement for qualifying to be taxed as a RIC and the distribution requirement for avoiding excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in the Fund’s books and records in order to mitigate the effect of these rules and prevent the Fund’s disqualification from being taxed as a RIC.

Other Issues. The Fund may be subject to tax or taxes in certain states where the Fund does business. Furthermore, in those states which have income tax laws, the tax treatment of the Fund and of Fund shareholders with respect to distributions by the Fund may differ from the federal tax treatment.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury Regulations based on federal tax laws and regulations that are in effect on the date of this SAI as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Shareholders are urged to consult their own tax advisers regarding specific questions as to U.S. federal, foreign, state and local income or other taxes based on their particular circumstances.

FINANCIAL STATEMENTS

The audited financial statements and notes thereto in the Target Fund’s Form N-CSR for the fiscal year ended November 30, 2024 (the “Annual Report”), are incorporated by reference into this SAI. The financial statements include the “Schedule of Investments,” “Statement of Assets and Liabilities,” “Statement of Operations,” “Statements of Changes in Net Assets,” “Financial Highlights” and “Notes to Financial Statements.” No other parts of the Form N-CSR are incorporated by reference herein. The financial statements included in the Form N-CSR have been audited by Ernst & Young LLP, the Target Fund’s independent registered public accounting firm, whose reports thereon also appear in the Form N-CSR and are incorporated by reference into this SAI. A copy of the Annual Report may be obtained upon request and without charge by writing or by calling the Adviser at the address and telephone number on the back cover of the Proxy Statement/Prospectus. If the Reorganization is approved, the Fund will adopt the financial statements and performance history of the Target Fund, with the Target Fund being the accounting survivor of the Reorganization.

Comparative fee tables showing the various fees and expenses of investing in shares of the Target Fund and the fees and expenses of the Fund on a pro forma basis after giving effect of the Reorganization is included under the heading “Synopsis—Comparison of Fees and Expenses” in the Proxy Statement/Prospectus.

It is not anticipated that the Target Fund will reposition its portfolio prior to the Reorganization because the investment objectives and principal investment strategies of the Target Fund and the Acquiring Fund are the same.

There are no material differences in the accounting policies of the Target Fund as compared to those of the Acquiring Fund.

PART C: OTHER INFORMATION

ITEM 15: INDEMNIFICATION

Maryland law permits a statutory trust, except as provided in its governing instrument, (1) to indemnify and hold harmless, and to obligate itself to indemnify and hold harmless, any trustee, officer, employee, or agent from and against any and all claims and demands whatsoever; and (2) to pay or reimburse in advance of final disposition of a proceeding (as defined in § 2-418 of the Maryland Statutory Trust Act) reasonable expenses incurred in connection with the proceeding.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (“1933 Act”), may be provided to trustees, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 16: EXHIBITS

The following exhibits are filed herewith as part of this Registration Statement, incorporated herein by reference or to be filed by pre-effective amendment.

(1)	(a)	Certificate of Trust of Tortoise Capital Series Trust. (1)

(b)	Fourth Amended and Restated Declaration of Trust of the Registrant.(3)

(2)	By-Laws of the Registrant.(2)

(3)	Not applicable.

(4)	Form of Agreement and Plan of Reorganization is filed herewith as Exhibit A to the Proxy Statement/Prospectus constituting Part A of the Registration Statement.

(5)	Not applicable.

(6)	(a)	Form of Investment Management Agreement.(4)

	(b)	Form of Operating Expenses Limitation Agreement(4)

(7)	Form of Distribution Agreement.(4)

(8)	Not applicable.

(9)	Form of Custody Agreement.(4)

(10)	(a)	12b-1 Plan for Mutual Funds.(4)

	(b)	Rule 18f-3 Plan.(4)

(11)	Opinion and Consent of Venable LLP.(*)

(12)	Opinion and Consent of Vedder Price P.C. supporting the tax matters discussed regarding the Reorganization in the Proxy Statement/Prospectus. (**)

(13)	Form of Fund Servicing Agreement.(4)

(14)	(a)	Consent of Independent Registered Public Accounting firm of the Acquiring Fund.(*)

(b)	Consent of Independent Registered Public Accounting firm of the Target Fund.(*)

(15)	Not applicable.

(16)	Powers of Attorney.(*)

(17)	Form of Proxy Card.(*)

(1)	Incorporated by reference to the Registrant’s Registration Statement on Form N-14 (File No. 333-281752) filed on August 23, 2024.

(2)	Incorporated by reference to the Registrant’s Registration Statement on Form N-14 (File No. 333-281752) filed on October 15, 2024.

(3)	Incorporated by reference to Post-Effective Amendment No. 1 of the Registrant’s Registration Statement on Form N-1A (File Nos. 811-23997 and 333-281744) filed on February 14, 2025.

(4)	Incorporated by reference to Post-Effective Amendment No. 2 of the Registrant’s Registration Statement on Form N-1A (File Nos. 811-23997 and 333-281744) filed on February 14, 2025.

(*)	Filed herewith.

(**)	To be filed by amendment.

ITEM 17: UNDERTAKINGS

(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant agrees to file by Post-Effective Amendment the opinion of counsel regarding the tax consequences of the proposed Reorganization delivered at the closing of the Reorganization as required by Item 16(12) of Form N-14.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the city of Overland Park and state of Kansas, on the 19th day of February, 2025.

Tortoise Capital Series Trust

By:	/s/ Tom Florence
President and Chief Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed by the following person in the capacity and on the date indicated:

Signature	Title	Date

/s/ Tom Florence	Principal Executive Officer and Trustee	February 19, 2025
Tom Florence

/s/ Peter Sattelmair	Principal Financial Officer and	February 19, 2025
Peter Sattelmair	Principal Accounting Officer

*	Trustee	February 19, 2025
Andrew J. Iseman

*	Trustee	February 19, 2025
John C. Maxwell

*	Trustee	February 19, 2025
Carrie Ramirez Schoffman

*	Trustee	February 19, 2025
Keith A. Fletcher

/s/ Diane Bono	Attorney-In-Fact	February 19, 2025
Diane Bono

*	An original power of attorney authorizing Diane Bono to execute this registration statement, and amendments thereto, for each of the persons on whose behalf this registration statement is filed herewith.

EXHIBIT INDEX

(11)	Opinion and Consent of Venable LLP

(14)(a)	Consent of Independent Registered Public Accounting firm of the Acquiring Fund

(14)(b)	Consent of Independent Registered Public Accounting firm of the Target Fund

(16)	Powers of Attorney

(17)	Form of Proxy Card

C-4